                                                                           Final




                        POOLING AND SERVICING AGREEMENT




                  TOYOTA MOTOR CREDIT RECEIVABLES CORPORATION,
                                     Seller


                                      and


                        TOYOTA MOTOR CREDIT CORPORATION,
                                    Servicer


                                      and


                             BANKERS TRUST COMPANY
                                    Trustee


                            Dated as of July 1, 1996



                                 ______________


                  TOYOTA AUTO RECEIVABLES 1996-A GRANTOR TRUST

                                 ______________

                               TABLE OF CONTENTS

                                  DEFINITIONS

Section 1.01.  Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

                                                          ARTICLE TWO

                                         CREATION OF TRUST; CONVEYANCE OF RECEIVABLES;
                                                  CUSTODY OF RECEIVABLE FILES

Section 2.01.  Creation of Trust; Conveyance of Receivables . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
Section 2.02.  Custody of Receivable Files. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
Section 2.03.  Acceptance by Trustee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
Section 2.04.  Representations and Warranties of Seller as to the Receivables . . . . . . . . . . . . . . . . . . . . . . .   23
Section 2.05.  Repurchase of Receivables Upon Breach. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
Section 2.06.  Duties of Servicer as Custodian. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
Section 2.07.  Instructions; Authority to Act.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
Section 2.08.  Indemnification of Custodian.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
Section 2.09.  Effective Period and Termination.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
Section 2.10.  Usage of Terms.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
Section 2.11.  Cutoff Date and Record Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
Section 2.12.  Section References.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
Section 2.13.  Agent for Service. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29

                                                         ARTICLE THREE

                                          ADMINISTRATION AND SERVICING OF RECEIVABLES

Section 3.01.  Duties of Servicer.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
Section 3.02.  Collection of Receivable Payments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
Section 3.03.  Rebates on Full Prepayments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
Section 3.04.  Realization Upon Receivables.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
Section 3.05.  Maintenance of Physical Damage Insurance Policies. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
Section 3.06.  Maintenance of Security Interests in Financed Vehicles.  . . . . . . . . . . . . . . . . . . . . . . . . . .   32
Section 3.07.  Covenants of Servicer. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
Section 3.08.  Purchase of Receivables Upon Breach. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
Section 3.09.  Total Servicing Fee; Payment of Certain Expenses by Servicer.  . . . . . . . . . . . . . . . . . . . . . . .   32
Section 3.10.  Servicer's Certificate.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
Section 3.11.  Annual Statement as to Compliance; Notice of Default.  . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
Section 3.12.  Annual Accountants' Report.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
Section 3.13.  Access to Certain Documentation and Information Regarding Receivables. . . . . . . . . . . . . . . . . . . .   34
Section 3.14.  Amendments to Schedule of Receivables. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
Section 3.15.  Reports to Certificateholders and Rating Agencies. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34

                                                      ACCOUNTS; DISTRIBUTIONS;
                                                  STATEMENTS TO CERTIFICATEHOLDERS

Accounts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   36
Collections.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
Application of Collections. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   38
Advances. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   38
Additional Deposits.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   40
Distributions.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   40
Reserve Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   43
Net Deposits. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   46
Statements to Certificateholder. . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   46

                                                        THE CERTIFICATES
The Certificates. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   49
Authentication and Delivery of Certificates.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   49
Registration of Transfer and Exchange of Certificates.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   49
Registration of Transfer and Exchange of Class B  Certificates and Class C Certificates.  . . . . . . . . . . . . .   50
Mutilated, Destroyed, Lost or Stolen Certificates.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
Persons Deemed Owners.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
Access to List of Certificateholders' Names and Addresses.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
Maintenance of Office or Agency.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   53
Temporary Certificates. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   53
Book-Entry Certificates.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   53
Notices to Clearing Agency. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   54
Definitive Certificates.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   54

                                                           THE SELLER
Representations of Seller.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   56
Liability of Seller; Indemnities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   57
Merger or Consolidation of, or Assumption of the Obligations of, Seller; Certain Limitations. . . . . . . . . . . .   57
Limitation on Liability of Seller and Others. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   59
Seller May Own Certificates.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   59
No Transfer.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   59

                                                          THE SERVICER
Representations of Servicer.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   61
Liability of Servicer; Indemnities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   62
Merger or Consolidation of, or Assumption of the Obligations of, the Servicer.  . . . . . . . . . . . . . . . . . .   63
Limitation on Liability of Servicer and Others. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   63

Servicer Not to Resign. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   64

                                                       EVENTS OF DEFAULT

Events of Default.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   65
Consequences of an Event of Default.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   66
Trustee to Act; Appointment of Successor Servicer.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   66
Notification to Certificateholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67
Waiver of Past Defaults.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67
Repayment of Advances.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67

                                                          THE TRUSTEE
Duties of Trustee.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   68
Trustee's Certificate.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   69
Trustee's Assignment of Administrative Receivables and Warranty Receivables.  . . . . . . . . . . . . . . . . . . . . . . .   69
Certain Matters Affecting the Trustee.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   70
Limitation on Trustee's Liability.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   71
Trustee May Own Certificates. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   72
Trustee's Fees and Expenses.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   72
Indemnity of Trustee and Successor Servicer.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   73
Eligibility Requirements for Trustee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   73
Resignation or Removal of Trustee.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   74
Successor Trustee.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   74
Merger or Consolidation of Trustee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   75
Appointment of Co-Trustee or Separate Trustee.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   75
Representations and Warranties of Trustee.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   76
Tax Returns.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   77
Trustee May Enforce Claims Without Possession of Certificates.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   77
Suit for Enforcement. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   77
Rights of Certificateholders to Direct Trustee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   78

                                                          TERMINATION

Termination of the Trust. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   79
Optional Purchase of All Receivables. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   80

                                                    MISCELLANEOUS PROVISIONS

Amendment.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   81
Protection of Title to Trust. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   82
Limitation on Rights of Certificateholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   83
Governing Law.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   84
Notices.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   84
Severability of Provisions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   85

Assignment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   85
Certificates Nonassessable and Fully Paid.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   85
No Petition.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   85


EXHIBIT A                 Form of Servicer's Certificate Pursuant to
                            Section 3.10  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   A-1
EXHIBIT B                 Trustee's Certificate Pursuant to
                            Section 9.02 or 9.03  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-1
EXHIBIT C                 Form of Class A Certificate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   C-1
EXHIBIT D                 Form of Class B Certificate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   D-1
EXHIBIT E                 Form of Class C Certificate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   E-1
EXHIBIT F                 Form of Representation Letter . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   F-1
EXHIBIT G                 Form of Letter of Representations to Depository . . . . . . . . . . . . . . . . . . . . . . . .   G-1

                                   ARTICLE I

                                  DEFINITIONS

         SECTION 1.01 Definitions. Except as otherwise provided in this Agreement, whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         "Accounts" means the Collection Account, the Payahead Account and the Reserve Fund.

         "Actual Payment" means, with respect to a Receivable and a Collection Period, all payments received by the Servicer from or for the account of the related Obligor on such Receivable during such Collection Period (and, in the case of the first Collection Period, all payments received by the Servicer from or for the account of such Obligor since the Cutoff Date through the last day of such Collection Period), net of any Supplemental Servicing Fees attributable to such Receivable. Actual Payments do not include Applied Payments Ahead.

         "Actuarial Receivable" means any Receivable which provides for the allocation of payments according to the "actuarial" method.

         "Additional Agreements" shall have the meaning specified in Section 6.03(b)(ii)(C).

         "Additional Trusts" shall have the meaning specified in Section 6.03(b)(ii)(C).

         "Administrative Purchase Payment" means, with respect to a Distribution Date and to (1) an Administrative Receivable which is a Precomputed Receivable purchased by the Seller or the Servicer as of the end of the related Collection Period, (a) the sum of (i) all Scheduled Payments on such Receivable due after the last day of such Collection Period, (ii) an amount equal to any reimbursement of Outstanding Advances made pursuant to
Section 4.04(b) with respect to such Receivable (plus all Outstanding Advances made in respect of such Receivable, in the case of an Administrative Purchase Payment made by the Seller) and (iii) all past due Scheduled Payments for which an Advance has not been made, minus (b) any Rebate and (2) an Administrative Receivable which is a Simple Interest Receivable purchased by the Seller or the Servicer during the related Collection Period, the sum of (a) the unpaid principal balance owed by the Obligor in respect of such Receivable plus (b) interest on such unpaid principal balance at a rate equal to the sum of the related Weighted Average Rate and the related Servicing Fee Rate to the last day in the related Collection Period.

         "Administrative Receivable" means a Receivable which the Servicer is required to purchase pursuant to Section 3.02 or 3.08 or which the Seller or the Servicer has elected to purchase pursuant to Section 10.02.

         "Advance" means a Precomputed Advance or a Simple Interest Advance.

         "Affiliate" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the term "controlling" and "controlled" have meanings correlative to the foregoing.

         "Aggregate Net Losses" means, with respect to a Collection Period, an amount equal to the aggregate Principal Balance of all Receivables that became Defaulted Receivables during such Collection Period minus all Net Liquidation Proceeds collected during such Collection Period with respect to Defaulted Receivables.

         "Agreement" means this Pooling and Servicing Agreement with respect to the Toyota Auto Receivables 1996-A Grantor Trust among Toyota Motor Credit Receivables Corporation, Toyota Motor Credit Corporation and the Trustee, as the same may be amended or supplemented from time to time.

         "Amount Financed" in respect of a Receivable means the aggregate amount advanced under such Receivable toward the purchase price of the related Financed Vehicle and any related costs, including but not limited to accessories, insurance premiums, service and warranty contracts and other items customarily financed as part of retail automobile and light duty truck installment sale contracts.

         "Annual Percentage Rate" or "APR" of a Receivable means the annual rate of finance charges specified in such Receivable.

         "Applicants" shall have the meaning specified in Section 5.07.

         "Applied Payment Ahead" means, with respect to a Precomputed Receivable and a Collection Period as to which (a) the Actual Payment is less than the Scheduled Payment and (b) a Deferred Prepayment is on deposit in the Payahead Account, an amount equal to the lesser of (i) such Deferred Prepayment and (ii) the amount by which the Scheduled Payment exceeds the Actual Payment.

         "Automobile Receivables" shall have the meaning specified in Section 6.03(b)(ii)(A).

         "Available Interest" means, with respect to any Distribution Date, the total of the following amounts allocable to interest received by the Servicer on or in respect of the Receivables during the related Collection Period (in the case of the Precomputed Receivables, computed in accordance with the actuarial method and in the case of the Simple Interest Receivables, computed in accordance with the simple interest method): (a) the sum of the interest component of (i) all collections on or in respect of all Receivables other than Defaulted Receivables (including Scheduled Surplus, Prepayment Surplus and the interest portion of Applied Payments Ahead, but otherwise excluding Payments Ahead), (ii) all Net Liquidation Proceeds, (iii) all Advances made by the Servicer, (iv) all Warranty Purchase Payments and (v) all Administrative Purchase Payments, less (b) the sum of all

(i) amounts received on or in respect of a particular Receivable (other than a Defaulted Receivable) to the extent of the aggregate Outstanding Interest Advances in respect of such Receivable and (ii) Net Liquidation Proceeds with respect to a particular Receivable to the extent of the aggregate Outstanding Interest Advances in respect of such Receivable.

         "Available Principal" means, with respect to any Distribution Date, the total of the following amounts allocable to principal received by the Servicer on or in respect of the Receivables during the related Collection Period (in the case of the Precomputed Receivables, computed in accordance with the actuarial method and in the case of the Simple Interest Receivables, computed in accordance with the simple interest method): (a) the sum of the principal component of all (i) collections on or in respect of all Receivables other than Defaulted Receivables (including the principal portion of Applied Payments Ahead but otherwise excluding Payments Ahead), (ii) Net Liquidation Proceeds, (iii) Advances made by the Servicer, (iv) Warranty Purchase Payments, and (v) Administrative Purchase Payments, less (b) an amount equal to all (i) amounts received on or in respect of a particular Receivable (other than a Defaulted Receivable) to the extent of the aggregate Outstanding Principal Advances in respect of such Receivable, and (ii) Net Liquidation Proceeds with respect to a particular Receivable to the extent of the aggregate Outstanding Principal Advances in respect of such Receivable.

         "Basic Servicing Fee" means the fee payable to the Servicer on each Distribution Date, calculated pursuant to Section 3.09, for services rendered during the related Collection Period, which shall be equal to one-twelfth of the Servicing Fee Rate multiplied by the Pool Balance as of the first day of the related Collection Period or, with respect to the first Distribution Date, the Original Pool Balance.

         "Book-Entry Certificates" means a beneficial interest in the Class A Certificates, Class B Certificates or Class C Certificates, prior to the authentication and delivery of fully registered certificates representing the same, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 5.10.

         "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York or Los Angeles, California are authorized or obligated by law, regulation, executive order or governmental decree to be closed; provided, that, solely for purposes of identifying any Distribution Date with respect to the making of payments on the Class A Certificates in Luxembourg by a paying agent in Luxembourg, "Business Day" shall also exclude any day on which banking institutions in Luxembourg are authorized or obligated by law, regulation, governmental order or decree to be closed, whether or not payments are made in any other city on Class A Certificates on such date, but such date shall not be used for making any other determination with respect to the Receivables or the Certificates of any Class.

         "Certificate Register" means the register maintained pursuant to
Section 5.03.

         "Certificateholder" or "Holder" means the Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving certain consents, waivers, requests or demands pursuant to this Agreement, the interest evidenced by any Class A Certificate registered in the name of the Seller or the Servicer, or any Person actually known to a Responsible Officer of the Trustee to be controlling, controlled by or under common control with the Seller or the Servicer, shall not be taken into account in determining whether the requisite percentage necessary to effect any such consent, waiver, request or demand shall have been obtained.

         "Certificate Owner" means, with respect to a Book-Entry Certificate, the Person who is the owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in either case in accordance with the rules of such Clearing Agency) and shall mean, with respect to a Definitive Certificate, the related Certificateholder.

         "Certificate Registrar" means the Trustee unless a successor thereto is appointed pursuant to Section 5.03. The Certificate Registrar initially designates its offices at Four Albany Street, New York, New York 10006 as its offices for purposes of Section 5.08.

         "Certificates" means the Class A Certificates, the Class B Certificates and the Class C Certificates.

         "Charge-off Rate" means, with respect to a Collection Period, the percentage equivalent of a fraction, the numerator of which is the Aggregate Net Losses for such Collection Period, and the denominator of which is the average of (i) the Pool Balance on the last day of the Collection Period immediately preceding such Collection Period and (ii) the Pool Balance on the last day of such Collection Period; such quotient is then multiplied by twelve to arrive at an annualized percentage.

         "Class" means all Certificates whose form is identical except for variation in denomination, principal amount or owner.

         "Class A Certificate" means one of the Certificates executed by the Trustee on behalf of the Trust and authenticated by the Trustee in substantially the form attached hereto as Exhibit C.

         "Class A Certificate Balance" shall initially equal the Original Class A Certificate Balance and, as of the close of business on any Distribution Date, shall equal the Original Class A Certificate Balance, reduced by all amounts previously distributed to Class A Certificateholders and allocable to principal; provided, however, that on any Distribution Date on or after the Distribution Date on which the Class B Certificate Balance and the Class C Certificate Balance are reduced to zero, the Class A Certificate Balance on any Distribution Date will equal the Pool Balance as of the last day of the related Collection Period after all required distributions, deposits and withdrawals have been made.

         "Class A Distributable Amount" means, with respect to any Distribution Date, the sum of the Class A Principal Distributable Amount and the Class A Interest Distributable Amount.

         "Class A Interest Carryover Shortfall" means, with respect to any Distribution Date, the excess, if any, of (i) the Class A Interest Distributable Amount for such Distribution Date plus any outstanding Class A Interest Carryover Shortfall from the immediately preceding Distribution Date plus interest on such outstanding Class A Interest Carryover Shortfall, to the extent permitted by law, at the Class A Pass Through Rate from and including such immediately preceding Distribution Date to but excluding the current Distribution Date, over (ii) the amount of interest distributed to Class A Certificateholders on such current Distribution Date.

         "Class A Interest Distributable Amount" means, with respect to any Distribution Date, the product of one-twelfth of the Class A Pass Through Rate and the Class A Certificate Balance as of the immediately preceding Distribution Date (after giving effect to distributions of principal made on such immediately preceding Distribution Date) or, in the case of the first Distribution Date, the Original Class A Certificate Balance.

         "Class A Pass Through Rate" means 6.30% per annum.

         "Class A Percentage" means 95.7499492%.

         "Class A Pool Factor" means, with respect to any Distribution Date, a seven-digit decimal figure (rounded to the nearest one millionth place with 5 ten millionths being rounded up) equal to the Class A Certificate Balance as of such Distribution Date divided by the Original Class A Certificate Balance.

         "Class A Principal Carryover Shortfall" means, with respect to any Distribution Date, the excess, if any, of (i) the Class A Principal Distributable Amount for such Distribution Date and any outstanding Class A Principal Carryover Shortfall from the immediately preceding Distribution Date, plus interest on such outstanding Class A Principal carryover shortfall, to the extent permitted by law, at the Class A Pass Through Rate from such immediately preceding Distribution Date through the current Distribution Date over (ii) the amount of principal actually distributed to Class A Certificateholders on such current Distribution Date.

         "Class A Principal Distributable Amount" means, with respect to any Distribution Date, the sum of the Class A Percentage of the following amounts (but not exceeding the Class A Certificate Balance as of such Distribution
Date): (i) in the case of Precomputed Receivables, the principal portion of all Scheduled Payments due during the related Collection Period, computed in accordance with the actuarial method, (ii) in the case of Simple Interest Receivables, the principal portion of all Scheduled Payments actually received during the related Collection Period, (iii) the principal portion of all Prepayments received during such Collection Period (to the extent such amounts are not included in clauses (i) and (ii) above), and (iv) the Principal Balance of each Receivable that became an Administrative Receivable, a Warranty Receivable or a Defaulted Receivable during such Collection Period (to the extent such amounts are not included in clauses (i), (ii) and (iii) above). In addition, with respect to the Final Scheduled Distribution Date or the Distribution Date upon which all remaining Receivables are to be purchased pursuant to Section 10.02, the Class A Principal Distributable Amount will include the portion of such amount necessary (after giving effect to the other amounts to be distributed to the Class A Certificateholders on such Final Scheduled Distribution Date or Distribution Date and allocable to principal) to reduce the Class A Certificate Balance to zero.

         "Class B Certificate" means any one of the Certificates executed by the Trustee on behalf of the Trust and authenticated by the Trustee in substantially the form attached hereto as Exhibit D.

         "Class B Certificate Balance" shall initially equal the Original Class B Certificate Balance and, as of the close of business on any Distribution Date, shall equal the Original Class B Certificate Balance reduced by all amounts previously distributed to Class B Certificateholders and allocable to principal; provided, however, that on any Distribution Date on or after the Distribution Date on which the Class C Certificate Balance is reduced to zero, the Class B Certificate Balance will equal the excess of the Pool Balance as of the last day of the related Collection Period over the Class A Certificate Balance as of such Distribution Date after all required distributions, deposits and withdrawals have been made.

         "Class B Distributable Amount" means, with respect to any Distribution Date, the sum of the Class B Principal Distributable Amount and the Class B Interest Distributable Amount.

         "Class B Interest Carryover Shortfall" means, with respect to any Distribution Date, the excess, if any, of (i) the Class B Interest Distributable Amount for such Distribution Date plus any outstanding Class B Interest Carryover Shortfall from the immediately preceding Distribution Date plus interest on such outstanding Class B Interest Carryover Shortfall, to the extent permitted by law, at the Class B Pass Through Rate from and including such immediately preceding Distribution Date to but excluding the current Distribution Date, over (ii) the amount of interest distributed to Class B Certificateholders on such current Distribution Date.

         "Class B Interest Distributable Amount" means, with respect to any Distribution Date, the product of one-twelfth of the Class B Pass Through Rate and the Class B Certificate Balance as of the immediately preceding Distribution Date (after giving effect to distributions of principal made on such immediately preceding Distribution Date) or, in the case of the first Distribution Date, the Original Class B Certificate Balance.

         "Class B Pass Through Rate" means 6.50% per annum.

         "Class B Percentage" means 3.0000109%.

         "Class B Principal Carryover Shortfall" means, with respect to any Distribution Date, the excess, if any, of (i) the Class B Principal Distributable Amount and any outstanding Class B Principal Carryover Shortfall with respect to the immediately preceding Distribution Date, plus interest on such outstanding Class B Principal Carryover Shortfall, to the extent permitted by law, at the Class B Pass Through Rate from and including such immediately preceding Distribution Date to but excluding the current Distribution Date over
(ii) the amount of principal distributed to Class B Certificateholders on such current Distribution Date.

         "Class B Principal Distributable Amount" means, with respect to any Distribution Date, the sum of the Class B Percentage of the following amounts (but not exceeding the Class B Certificate Balance as of such Distribution
Date): (i) in the case of Precomputed Receivables, the principal portion of all Scheduled Payments due during the related Collection Period, computed in accordance with the actuarial method, (ii) in the case of Simple Interest Receivables, the principal portion of all Scheduled Payments actually received during the related Collection Period, (iii) the principal portion of all Prepayments received during such Collection Period (to the extent such amounts are not included in clauses (i) and (ii) above), and (iv) the Principal Balance of each Receivable that became an Administrative Receivable, a Warranty Receivable or a Defaulted Receivable during such Collection Period (to the extent such amounts are not included in clauses (i), (ii) and (iii) above). In addition, with respect to the Final Scheduled Distribution Date or the Distribution Date upon which all remaining Receivables are to be purchased pursuant to Section 10.02, the Class B Principal Distributable Amount will include the portion of such amount necessary (after giving effect to the other amounts to be distributed to the Class B Certificateholders on such Final Scheduled Distribution Date or Distribution Date and allocable to principal) to reduce the Class B Certificate Balance to zero.

         "Class C Certificate" means any one of the Certificates executed by the Trustee on behalf of the Trust and authenticated by the Trustee in substantially the form attached hereto as Exhibit E.

         "Class C Certificate Balance" shall initially equal the Original Class C Certificate Balance and, as of the close of business on any Distribution Date, shall equal the amount by which the Pool Balance as of the last day of the related Collection Period exceeds the sum of the Class A Certificate Balance and the Class B Certificate Balance on such Distribution Date after all required distributions, deposits and withdrawals have been made.

         "Class C Distributable Amount" means, with respect to any Distribution Date, the sum of the Class C Principal Distributable Amount and the Class C Interest Distributable Amount.

         "Class C Interest Carryover Shortfall" means, with respect to any Distribution Date, the excess, if any, of (i) the Class C Interest Distributable Amount for such Distribution Date plus any outstanding Class C Interest Carryover Shortfall from the immediately preceding Distribution Date plus interest on such outstanding Class C Interest Carryover Shortfall, to the extent permitted by law, at the Class C Pass Through Rate from and including such immediately preceding Distribution Date to but excluding the current Distribution Date, over (ii) the amount of interest distributed to Class C Certificateholders on such current Distribution Date.

         "Class C Interest Distributable Amount" means, with respect to any Distribution Date, the product of one-twelfth of the Class C Pass Through Rate and the Class C Certificate Balance as of the immediately preceding Distribution Date (after giving effect to distributions of principal made on such immediately preceding Distribution Date) or, in the case of the first Distribution Date, the Original Class C Certificate Balance.

         "Class C Pass Through Rate" means 7.35% per annum.

         "Class C Percentage" means 1.2500400%.

         "Class C Principal Carryover Shortfall" means, with respect to any Distribution Date, the excess, if any, of (i) the Class C Principal Distributable Amount and any outstanding Class C

Principal Carryover Shortfall with respect to the immediately preceding Distribution Date, plus interest on such outstanding Class C Interest Carryover Shortfall, to the extent permitted by law, at the Class C Pass Through Rate from and including such immediately preceding Distribution Date to but excluding the current Distribution Date, over (ii) the amount of principal distributed to Class C Certificateholders on such current Distribution Date.

         "Class C Principal Distributable Amount" means, with respect to any Distribution Date, the sum of the Class C Percentage of the following amounts (but not exceeding the Class C Certificate Balance as of such Distribution
Date): (i) in the case of Precomputed Receivables, the principal portion of all Scheduled Payments due during the related Collection Period, computed in accordance with the actuarial method, (ii) in the case of Simple Interest Receivables, the principal portion of all Scheduled Payments actually received during the related Collection Period, (iii) the principal portion of all Prepayments received during such Collection Period (to the extent such amounts are not included in clauses (i) and (ii) above), and (iv) the Principal Balance of each Receivable that became an Administrative Receivable, a Warranty Receivable or a Defaulted Receivable during such Collection Period (to the extent such amounts are not included in clauses (i), (ii) and (iii) above). In addition, with respect to the Final Scheduled Distribution Date or the Distribution Date upon which all remaining Receivables are to be purchased pursuant to Section 10.02, the Class C Principal Distributable Amount will include the portion of such amount necessary (after giving effect to the other amounts to be distributed to the Class C Certificateholders on such Final Scheduled Distribution Date or Distribution Date and allocable to principal) to reduce the Class C Certificate Balance to zero.

         "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

         "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         "Closing Date" means July 24, 1996.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Collection Account" means the account or accounts designated as such and established and maintained pursuant to Section 4.01.

         "Collection Period" means, with respect to any Distribution Date, the calendar month immediately preceding the month in which such Distribution Date occurs (or, in the case of the first Distribution Date, the period of time since the Cutoff Date through the end of the calendar month immediately preceding the month in which such first Distribution Date occurs).

         "Commission" means the Securities and Exchange Commission, and any successor thereto.

         "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Agreement is located at Four Albany Street, New York, New York 10006.

         "Current Receivable" means each Receivable that is not a Defaulted Receivable or a Liquidated Receivable.

         "Cutoff Date" means July 1, 1996.

         "Dealer" means the dealer of automobile and/or light duty trucks who sold a Financed Vehicle and who originated and assigned the Receivable relating to such Financed Vehicle to TMCC under an existing agreement between such dealer and TMCC.

         "Dealer Recourse" means, with respect to a Receivable, all recourse rights against the Dealer which originated the Receivable, and any successor Dealer.

         "Defaulted Receivable" means a Receivable (other than an Administrative Receivable or a Warranty Receivable) as to which (i) all or any part of a Scheduled Payment is 150 or more days past due and the Servicer has not repossessed the related Financed Vehicle, or (ii) the Servicer has, in accordance with its customary servicing procedures, determined that eventual payment in full is unlikely and either repossessed and liquidated the related Financed Vehicle or repossessed and held the related Financed Vehicle in its repossession inventory for 90 days, whichever occurs first.

         "Definitive Certificates" shall have the meaning specified in Section 5.10.

         "Deferred Prepayment" means, with respect to a Precomputed Receivable and a Collection Period, the aggregate amount, if any, of Payments Ahead remitted to the Servicer in respect of such Receivable during one or more prior Collection Periods and currently held by the Servicer or in the Payahead Account.

         "Delinquency Percentage" means, with respect to a Collection Period, the percentage equivalent of a fraction, the numerator of which is the number of (i) all outstanding Receivables 61 days or more delinquent (after taking into account permitted extensions) as of the last day of such Collection Period, determined in accordance with the Servicer's normal practices, plus
(ii) all repossessed Financed Vehicles that have not been liquidated (to the extent the related Receivable is not otherwise reflected in clause (i) above), and the denominator of which is the aggregate number of Current Receivables on the last day of such Collection Period.

         "Delivery" means, when used with respect to the Reserve Fund:

                 (i) with respect to certificated securities, bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of
         Section 9-105(1)(i) of the UCC and are susceptible of physical delivery (collectively, "Physical Property"), transfer thereof to the Trustee or its Financial Intermediary in accordance with Sections 8-313(1)(a), 8-313(1)(d)(i) or 8-313(1)(g) of the

         UCC, and evidence that any such Physical Property that is in registrable form has been registered in the name of the Trustee, its Financial Intermediary, its custodian or its nominee;

                 (ii) with respect to any Reserve Fund property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: (A) book-entry registration of such property to an appropriate book-entry account maintained with a Federal Reserve Bank by the Trustee or by a custodian and issuance to the Trustee or to such custodian, as the case may be, of a deposit advice or other written confirmation of such book-entry registration, (B) the making by any such custodian of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations as belonging to the Trustee and indicating that such custodian holds such Reserve Fund property solely as agent for the Trustee, and the making by the Trustee of entries in its books and records establishing that it holds such Reserve Fund property solely as Trustee pursuant to Section 4.07, and (C) such additional or alternative procedures as may hereafter become necessary to effect complete transfer of ownership of any such Reserve Fund property to the Trustee, consistent with changes in applicable law or regulations or the interpretation thereof; and

                (iii) with respect to any Reserve Fund property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (ii) above, registration of the transfer to, and ownership of such Reserve Fund property by, the Trustee, its Financial Intermediary, its custodian or its nominee by the issuer of such Reserve Fund.

         "Determination Date" means, with respect to any Distribution Date, the fifteenth calendar day of the month in which such Distribution Date occurs or, if such day is not a Business Day, the next succeeding Business Day.

         "Distribution Date" means, with respect to a Collection Period, the twentieth calendar day of the following calendar month, or if such day is not a Business Day, the next succeeding Business Day, commencing August 20, 1996.

         "DTC" means The Depository Trust Company, and its successors.

         "Eligible Investments" means, at any time, any one or more of the following obligations and securities:

                  (i) obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

                 (ii) general obligations of or obligations guaranteed by FNMA or any state of the United States, the District of Columbia or the Commonwealth of Puerto Rico then rated the highest available credit rating of each Rating Agency for such obligations;

                      (iii) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States, any state thereof, the District of Columbia or the Commonwealth of Puerto Rico, so long as at the time of such investment or contractual commitment providing for such investment either the long-term unsecured debt of such corporation has the highest available rating from each Rating Agency for such obligations or the commercial paper or other short-term debt which is then rated has the highest available credit rating of each Rating Agency for such obligations;

                       (iv)   certificates of deposit issued by any
         depository institution or trust company (including the Trustee) incorporated under the laws of the United States or of any state thereof, the District of Columbia or the Commonwealth of Puerto Rico and subject to supervision and examination by banking authorities of one or more of such jurisdictions, provided that the short-term unsecured debt obligations of such depository institution or trust company are then rated the highest available rating of each Rating Agency for such obligations;

                        (v) certificates of deposit issued by any bank, trust company, savings bank or other savings institution and fully insured by the FDIC;

                       (vi) repurchase obligations held by the Trustee that are acceptable to the Trustee with respect to any security described in clauses (i), (ii) or (vii) hereof or any other security issued or guaranteed by any other agency or instrumentality of the United States, in either case entered into with a federal agency or a depository institution or trust company (acting as principal) described in clause (iv) above;

                      (vii) interests in any closed-end management type investment company or investment trust (a) registered under the Investment Company Act, the portfolio of which is limited to the obligations of, or guaranteed by, the United States and to agreements to repurchase such obligations, which agreements, with respect to principal and interest, are at least 100% collateralized by such obligations marked to market on a daily basis and the investment company or investment trust shall take delivery of such obligations either directly or through an independent custodian designated in accordance with the Investment Company Act and (b) acceptable to each Rating Agency (as approved in writing by each Rating Agency) as collateral for securities having ratings equivalent to the rating of the Rated Certificates on the Closing Date;

                     (viii) money market funds so long as such funds are rated Aaa by Moody's (so long as Moody's is a Rating Agency) and AAAm by Standard & Poor's (so long as Standard & Poor's is a Rating Agency), and any other fund for which the Trustee or an Affiliate of the Trustee serves as an investment advisor, administrator, shareholder servicing agent and/or custodian or subcustodian, provided that any shares of such funds have a credit rating of at least Aaa by Moody's (so long as Moody's is a Rating Agency) and AAAm by Standard & Poor's (so long as Standard & Poor's is a Rating Agency) and notwithstanding that (i) the Trustee or an Affiliate of the Trustee charges and collects fees and expenses from such funds for services rendered, (ii) the Trustee charges and collects fees and expenses for services rendered pursuant to this Agreement and (iii) services performed for such funds and pursuant to this Agreement may converge at any time. Each of the Seller and the Servicer hereby specifically authorizes the Trustee or an Affiliate of the Trustee to charge and collect all fees and expenses from such funds for services rendered to such funds, in addition to any fees and expenses the Trustee may charge and collect for services rendered pursuant to this Agreement; and

                      (ix) such other investments acceptable to each Rating Agency (as approved in writing by each Rating Agency) as will not result in the qualification, downgrading or withdrawal of the rating then assigned to the Rated Certificates by such Rating Agency;

provided that each of the foregoing investments shall mature no later than the Business Day prior to the Distribution Date immediately following the date of purchase (other than in the case of the investment of monies in instruments of which the entity at which the related Account is located is the obligor, which may mature on the related Distribution Date), and shall be required to be held to such maturity.

         Notwithstanding anything to the contrary contained in this definition,
(a) no Eligible Investment may be purchased at a premium, (b) any of the foregoing which constitutes a certificated security shall not be considered an Eligible Investment unless it is registered in the name of the Trustee in its capacity as such and (c) any of the foregoing which constitutes an uncertificated security shall not be considered an Eligible Investment unless
(i) it is registered in the name of the Trustee in its capacity as such or in the name of its Financial Intermediary; (ii) no notation of the right of the issuer thereof to a Lien thereon is contained in the initial transaction statement therefor sent to the Trustee; (iii) a Responsible Officer of the Trustee does not have notice or actual knowledge of (A) any restriction on the transfer thereof imposed by the issuer thereof, or (B) any adverse claim, and no notation of any such restriction or of any specific adverse claim as to which the issuer has a duty under the law of the state in which the Corporate Trust Office is located at the time of registration is contained in the initial transaction statement therefor sent to the Trustee; and (iv) to a Responsible Officer of the Trustee's actual knowledge, no creditor has served legal process upon the issuer thereof at its chief executive office in the United States which legal process attempts to place a Lien thereon prior to the registration thereof in the name of the Trustee.

         For purposes of this definition, any reference to the highest available credit rating of an obligation shall mean the highest available credit rating for such obligation, or such lower credit rating (as approved in writing by each Rating Agency) as will not result in the qualification, downgrading or withdrawal of the rating then assigned to the Rated Certificates by such Rating Agency.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Event of Default" shall have the meaning specified in Section 8.01.

         "Excess Amounts" means, with respect to any Distribution Date, the remaining Available Interest on deposit in the Collection Account in respect of such Distribution Date after all distributions pursuant to Section 4.06(c) have been made. Excess Amounts shall include all amounts received upon prepayment in full of Rule of 78s Receivables in excess of the then outstanding Principal Balances thereof and accrued interest thereon (calculated pursuant to the actuarial method).

         "Excess Payment" means, with respect to a Receivable and a Collection Period, the amount, if any, by which the Actual Payment exceeds the sum of (i) the Scheduled Payment, and (ii) any Overdue Payment.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "FDIC" means the Federal Deposit Insurance Corporation, and its successors.

         "FNMA" means the Federal National Mortgage Association, and its successors.

         "Final Scheduled Distribution Date" shall mean July 20, 2001.

         "Final Scheduled Maturity Date" shall mean February 1, 2001.

         "Financed Vehicle" means, with respect to a Receivable, the related automobile or light duty truck, as the case may be, together with all accessions thereto, securing the related Obligor's indebtedness under such Receivable.

         "Financial Intermediary" shall mean a financial intermediary for the Trustee as such term is defined in Section 8- 313(4) of the UCC.

         "Independent Director" means a director of the Seller who is not (i) a director, officer or employee of any affiliate of the Seller, (ii) a natural person related to any director or officer of any affiliate of the Seller, (iii) a holder (directly or indirectly) of more than 10% of any voting securities of any affiliate of the Seller, or (iv) a natural person related to a holder (directly or indirectly) of more than 10% of any voting securities of any affiliate of the Seller.

         "Insurance Policy" means, with respect to a Receivable, an insurance policy covering physical damage, credit life, credit disability, theft, mechanical breakdown or similar event relating to the related Financed Vehicle or Obligor.

         "Investment Company Act" means the Investment Company Act of 1940, as amended.

         "Lien" means any security interest, lien, charge, pledge, equity or encumbrance of any kind other than tax liens, mechanics' liens and any liens that attach to a Receivable or any property, as the context may require, by operation of law.

         "Liquidated Receivable" means a Receivable that (i) has been the subject of a Prepayment in full, or (ii) has been paid in full or the final amounts in respect of such payment have been paid with respect to a Defaulted Receivable, regardless of whether all or any part of such payment has been made by the Obligor under such Receivable, the Seller pursuant to this Agreement, the Servicer pursuant to this Agreement or pursuant to the Receivables Purchase Agreement, an insurer pursuant to an Insurance Policy or otherwise.

         "Liquidation Expenses" means, with respect to a Defaulted Receivable, the amount charged by the Servicer, in accordance with its customary servicing procedures, to or for its account for repossessing, refurbishing and disposing of the related Financed Vehicle and other out-of-pocket costs related to such liquidation.

         "Liquidation Proceeds" means, with respect to a Defaulted Receivable, all amounts realized with respect to such Receivable from whatever sources (including, without limitation, proceeds of any Insurance Policy), net of amounts that are required by law or such Receivable to be refunded to the related Obligor.

         "Monthly Payment" means, with respect to any Receivable, the amount of each fixed monthly payment payable to the obligee under such Receivable in accordance with the terms thereof, net of any portion of such monthly payment that represents late payment charges, extension fees or collections allocable to payments to be made by Obligors for payment of insurance premiums, extended service contracts or similar items.

         "Monthly Remittance Conditions" shall have the meaning specified in
Section 4.02(a).

         "Moody's" means Moody's Investors Service, Inc., and its successors.

         "Net Liquidation Proceeds" means, with respect to a Defaulted Receivable, Liquidation Proceeds less Liquidation Expenses.

         "Nonrecoverable Advance" shall have the meaning specified in Section 4.04(c).

         "Obligor" on a Receivable means the purchaser or co-purchasers of the related Financed Vehicle purchased in part or in whole by the execution and delivery of such Receivable or any other Person who owes or may be liable for payments under such Receivable.

         "Offered Certificates" shall have the meaning specified in Section 6.03(b)(ii)(D).

         "Officer's Certificate" means a certificate signed by the president, any vice president, the treasurer or the secretary of the Seller or the Servicer, as the case may be, and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel (who, in the case of counsel to the Seller or the Servicer, may be an employee of or outside counsel to the Seller or the Servicer), which counsel shall be acceptable to the Trustee.

         "Optional Purchase Percentage" means 10.00%.

         "Original Class A Certificate Balance" means $722,335,000.00.

         "Original Class B Certificate Balance" means $22,632,000.00.

         "Original Class C Certificate Balance" means $9,430,267.42.

         "Original Pool Balance" means $754,397,267.42.

         "Outstanding Advances" means, with respect to a Receivable and the last day of a Collection Period, the sum of all Advances made as of or prior to such date, minus all payments or collections as of or prior to such date which are specified in Section 4.04(b) as applied to reimburse all unpaid Advances with respect to such Receivable.

         "Outstanding Interest Advances" means, as of the last day of a Collection Period with respect to a Receivable, the portion of Outstanding Advances allocable to interest.

         "Outstanding Principal Advances" means, as of the last day of a Collection Period with respect to a Receivable, the portion of Outstanding Advances allocable to principal.

         "Overdue Payment" shall have the meaning specified in Section 4.03(a).

         "Pass Through Rate" means the Class A Pass Through Rate, the Class B Pass Through Rate or the Class C Pass Through Rate, as indicated by the context.

         "Payahead Account" means the account or accounts designated as such and established and maintained pursuant to Section 4.01.

         "Payment Ahead" means, with respect to a Precomputed Receivable and a Collection Period, any Excess Payment (not representing prepayment in full of such Precomputed Receivable) which the Servicer, in accordance with its customary servicing practices, will apply towards the payment of Scheduled Payments in one or more future Collection Periods.

         "Person" means any legal person, including any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Physical Property" shall have the meaning specified in the definition of the term "Delivery."

         "Pool Balance" means, as of any date, the aggregate Principal Balance of the Receivables (exclusive of all Administrative Receivables for which the Servicer has paid the Administrative Purchase Payment, Warranty Receivables for which the Seller has paid the Warranty Purchase Payment and Defaulted Receivables) as of the close of business on such date.

         "Pool Factor" as of any Distribution Date, means a seven-digit decimal figure equal to the Pool Balance as of such Distribution Date divided by the Original Pool Balance.

         "Precomputed Advance" shall have the meaning specified in Section 4.04(a).

         "Precomputed Receivable" means any Actuarial Receivable or Rule of 78s Receivable.

         "Prepayment" means (i) with respect to any Precomputed Receivable, any Excess Payment other than a Payment Ahead or (ii) with respect to any Simple Interest Receivable, any prepayment, whether in part or in full, in respect of such Simple Interest Receivable.

         "Prepayment Surplus" means, with respect to any Distribution Date on which a Prepayment is to be applied with respect to a Precomputed Receivable, that portion of such Prepayment which is not attributable to principal in accordance with the actuarial method, net of one month's interest at the Weighted Average Rate on the Principal Balance of such Receivable as of the first day of the related Collection Period.

         "Principal Balance" means, with respect to any Receivable as of any date, the Amount Financed minus the sum of the following amounts: (i) in the case of a Precomputed Receivable, that portion of all Scheduled Payments due on or prior to such date allocable to principal, computed in accordance with the actuarial method, (ii) in the case of a Simple Interest Receivable, that portion of all Scheduled Payments actually received on or prior to such date allocable to principal, (iii) any Warranty Purchase Payment or Administrative Purchase Payment with respect to such Receivable allocable to principal, and
(iv) any Prepayments or other payments applied to reduce the unpaid principal balance of such Receivable.

         "Rated Certificates" means any Class of Certificates that has been rated by a Rating Agency at the request of the Seller.

         "Rating Agency" means each of Moody's and Standard & Poor's.

         "Rebate" means, with respect to a Precomputed Receivable and any date, the rebate, calculated on an actuarial basis, under such Precomputed Receivable that is or would be payable to the related Obligor for unearned finance charges or any other charges subject to rebate if such Obligor were to prepay such Receivable in full on such date.

         "Receivable" means any retail installment sale contract executed by an Obligor in respect of a Financed Vehicle, and all proceeds thereof and payments thereunder due on a Precomputed Receivable on or after the Cutoff Date or made on a Simple Interest Receivable on or after the Cutoff Date, which Receivable shall be identified in the Schedule of Receivables.

         "Receivable File" means the documents specified in Section 2.02 pertaining to a particular Receivable.

         "Receivables Purchase Agreement" means that certain Receivables Purchase Agreement, dated as of the Cutoff Date, between the Seller and TMCC.

         "Record Date" means, with respect to Certificates of any Class and each Distribution Date, the calendar day immediately preceding such Distribution Date or, if Definitive Certificates representing Certificates of such Class have been issued, the last day of the month immediately preceding the month in which such Distribution Date occurs. Any amount stated "as of a Record Date" or "on a Record Date" shall give effect to (i) all applications of collections, and (ii) all distributions to any party under this Agreement or to the related Obligor, as the case may be, in each case as determined as of the opening of business on the related Record Date.

         "Released Administrative Amount" means, with respect to a Distribution Date and to an Administrative Receivable, the Deferred Prepayment, if any, for such Administrative Receivable.

         "Released Warranty Amount" means, with respect to a Distribution Date and to a Warranty Receivable, the Deferred Prepayment, if any, for such Warranty Receivable.

         "Representation Letter" means the representation letter to be delivered to the Trustee by any transferee of a Class B Certificate or Class C Certificate pursuant to Section 5.04, substantially in the form attached hereto as Exhibit F.

         "Required Rating" means a rating of Prime-1 by Moody's and A-1+ by Standard & Poor's.

         "Reserve Fund" means the segregated trust account established and maintained for the benefit of the Certificateholders as a reserve fund pursuant to Section 4.07(a).

         "Reserve Fund Initial Deposit" means $5,657,980.00.

         "Residual Certificate" shall have the meaning specified in Section
5.01.

         "Responsible Officer" means, when used with respect to the Trustee, any officer within the Corporate Trust Office of the Trustee, including any Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with such particular subject.

         "Rule of 78s Receivable" means any Receivable which provides for the allocation of payments according to the "sum of periodic balances" or "sum of monthly payments" method.

         "Schedule of Receivables" means the computer file or printed or microfiche list containing a true and complete list of all such Receivables attached as Schedule A to this Agreement, as the same may be amended from time to time.

         "Scheduled Payment" means, with respect to any Distribution Date and to a Receivable, the payment set forth in such Receivable as due from the Obligor in the related Collection Period.

         "Scheduled Surplus" means, with respect to any Distribution Date for any Receivable having an APR which exceeds the sum of the related Weighted Average Rate and the Servicing Fee Rate, the product of (i) the interest portion of the related Scheduled Payment (in the case of any Precomputed Receivable, determined in accordance with the actuarial method), and (ii) the remainder of (a) one minus (b) a fraction, the numerator of which equals the sum of the Weighted Average Rate and the Servicing Fee Rate and the denominator of which equals such APR.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Seller" means Toyota Motor Credit Receivables Corporation, in its capacity as seller of the Receivables under this Agreement, and each successor thereto (in the same capacity) pursuant to Section 6.03.

         "Servicer" means TMCC, in its capacity as servicer of the Receivables pursuant to this Agreement, and each successor thereto (in the same capacity) appointed pursuant to Section 8.03.

         "Servicer's Certificate" means an Officer's Certificate of the Servicer completed and executed pursuant to Section 3.10, substantially in the form attached hereto as Exhibit A.

         "Servicing Fee Rate" means 1.00% per annum.

         "Simple Interest Advance" shall have the meaning specified in Section 4.04(a).

         "Simple Interest Receivable" means any Receivable which provides for the allocation of payments according to the simple interest method.

         "Specified Reserve Fund Balance" means with respect to any Distribution Date, an amount equal $5,657,980, except that, if on any Distribution Date (i) the average of the Charge-off Rates for the preceding three Collection Periods exceeds 1.25% or (ii) the average of the Delinquency Percentages for the preceding three Collection Periods exceeds 1.25%, then the Specified Reserve Fund Balance for such Distribution Date will be an amount equal to the greater of 5.50% of the sum of the Class A Certificate Balance, the Class B Certificate Balance and the Class C Certificate Balance (after giving effect to distributions of principal to be made on such Distribution
Date) and $5,657,980; provided, however, that the Specified Reserve Fund Balance shall in no event be more than the sum of the Class A Certificate Balance, the Class B Certificate Balance and the Class C Certificate Balance, in each case as of such Distribution Date.

         "Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

         "Successor Servicer" means any entity appointed as a successor to the Servicer pursuant to Section 8.03.

         "Supplemental Servicing Fee" means, with respect to any Distribution Date, all late fees, prepayment charges, extension fees and other administrative fees and expenses or similar charges allowed by applicable law with respect to the Receivables received by the Servicer during the related Collection Period.

         "TMCC" means Toyota Motor Credit Corporation, and its successors and assigns.

         "Total Servicing Fee" means the sum of the Basic Servicing Fee and the Supplemental Servicing Fee.

         "Trust" means the trust created by this Agreement, the estate of which consists of (i) the Receivables (other than Warranty Receivables for which the Seller has paid the Warranty Purchase Payment and Administrative Receivables for which the Servicer or the Seller has paid the Administrative Purchase Payment) and all proceeds thereof and payments thereunder due on a Precomputed Receivable on or after the Cutoff Date or made on a Simple Interest Receivable on or after the Cutoff Date; (ii) security interests in the Financed Vehicles;
(iii) such assets (excluding investment earnings thereon) as are from time to time deposited in the Accounts, other than the Reserve Fund; (iv) proceeds from claims on any Insurance Policies; (v) the right to realize upon any property (including the right to receive future Liquidation Proceeds) that shall have secured a Receivable and have been repossessed by or on behalf of the Trustee;
(vi) an assignment of the Seller's rights as purchaser under the Receivables Purchase Agreement; (vii) the right of to receive payments pursuant to any Dealer Recourse; and (viii) all proceeds of the foregoing. The Reserve Fund shall not be a part of or otherwise includable in the Trust.

         "Trustee" means Bankers Trust Company, and any successor trustee appointed pursuant to Section 9.11.

         "Trustee's Certificate" means a certificate completed and executed by a Responsible Officer pursuant to Section 9.02 or 9.03, substantially in the form attached hereto as Exhibit B.

         "UCC" means the Uniform Commercial Code as in effect in the respective jurisdiction.

         "United States" means the United States of America.

         "Vice President" of any Person means any vice president of such Person, whether or not designated by a number or words before or after the title "Vice President", who is a duly elected officer of such Person.

         "Voting Interests" means the aggregate voting strength evidenced by the Class A Certificates, the Class B Certificates or the Class C Certificates, as the case may be; provided, however, that where the Voting Interests are relevant in determining whether the vote of the requisite percentage of Certificateholders necessary to effect any consent, waiver, request or demand shall have been obtained, the Voting Interests shall be deemed to be reduced by the amount equal to the Voting Interests (without giving effect to this provision) represented by the interests evidenced by any Certificate registered in the name of, or in the name of a Person or entity holding for the benefit of, the Seller, the Servicer or any Person actually known to a Responsible Officer of the Trustee to be controlling, controlled by or under common control with the Seller or the Servicer.

         "Warranty Purchase Payment" means, with respect to a Distribution Date and to (1) a Warranty Receivable which is a Precomputed Receivable repurchased by the Seller as of the end of the related Collection Period, (a) the sum of
(i) all Scheduled Payments on such Receivable due after the last day of such Collection Period, (ii) all past due Scheduled Payments for which an Advance has not been made, (iii) an amount equal to any reimbursement of Outstanding Advances made pursuant to Section 4.04(b) with respect to such Receivable and
(iv) all Outstanding Advances made in respect of such Receivable, minus (b) the sum of (i) any Rebate and (ii) any other proceeds in respect of such Receivable previously received (to the extent applied to reduce the Principal Balance of such Receivable on such Distribution Date), and (2) a Warranty Receivable which is a Simple Interest Receivable repurchased by the Seller as of the end of the related Collection Period, the sum of (a) the unpaid principal balance owed by the Obligor in respect of such Receivable plus (b) interest on such unpaid principal balance at a rate equal to the sum of the Weighted Average Rate and the Servicing Fee Rate to the last day in the related Collection Period.

         "Warranty Receivable" means a Receivable which the Seller is required to repurchase pursuant to Section 2.05.

         "Weighted Average Rate" as of any date means the average of the Class A Pass Through Rate, the Class B Pass Through Rate and the Class C Pass Through Rate then in effect, weighted on the basis of the Class A Certificate Balance, the Class B Certificate Balance and the Class C Certificate Balance as of the preceding Distribution Date.

                                   ARTICLE II

                 CREATION OF TRUST; CONVEYANCE OF RECEIVABLES;
                          CUSTODY OF RECEIVABLE FILES

         SECTION 2.01 Creation of Trust; Conveyance of Receivables. (a) Upon the execution of this Agreement by the parties hereto, there is hereby created the Toyota Auto Receivables 1996-A Grantor Trust. The Seller, pursuant to the mutually agreed upon terms contained in this Agreement, shall sell, transfer, assign and otherwise convey to the Trustee on behalf of the Trust, without recourse (but subject to the Seller's obligations in this Agreement), all of its right, title and interest in and to the Receivables and any proceeds related thereto, including any Dealer Recourse and such other items as shall be specified in this Agreement.

         (b) In consideration of the Trustee's delivery to the Seller on behalf of the Trust of authenticated Certificates, in authorized denominations, in an aggregate amount equal to the Original Pool Balance, the Seller does hereby sell, transfer, assign and otherwise convey to the Trustee, in trust for the benefit of the Certificateholders, without recourse (subject to the Seller's obligations herein):

                         (i) all right, title and interest of the Seller in and to the Receivables and all monies due thereon or paid thereunder or in respect thereof (including proceeds of the repurchase of Receivables by the Seller pursuant to Section 2.05 or 10.02 or the purchase of Receivables by the Servicer pursuant to Section 3.08 or 10.02) on or after the Cutoff Date;

                        (ii) the interest of the Seller in the security interests in the Financed Vehicles granted by the Obligors pursuant to the Receivables and any accessions thereto;

                       (iii) the interest of the Seller in any proceeds of any physical damage insurance policies covering Financed Vehicles and in any proceeds of any credit life or credit disability insurance policies relating to the Receivables or the Obligors;

                        (iv)      the interest of the Seller in any Dealer
         Recourse;

                         (v) the interest of the Seller under the Receivables Purchase Agreement;

                        (vi) the right of the Seller to realize upon any property (including the right to receive future Liquidation Proceeds) that shall have secured a Receivable and have been repossessed by or on behalf of the Trustee;

                       (vii)      all other assets comprising the Trust; and

                      (viii)      all proceeds of the foregoing.

         (c) It is the intention of the Seller that the transfer and assignment contemplated by this Agreement shall constitute a sale of the Receivables from the Seller to the Trust and the beneficial interest in and title to the Receivables shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. The Seller agrees to execute and file all filings (including filings under the UCC) necessary in any jurisdiction to provide third parties with notice of the sale of the Receivables pursuant to this Agreement and to perfect such sale under the UCC.

         (d) Although the parties hereto intend that the transfer and assignment contemplated by this Agreement be a sale, in the event such transfer and assignment is deemed to be other than a sale, the parties intend that all filings described in the foregoing paragraph shall give the Trustee on behalf of the Trust a first priority perfected security interest in, to and under the Receivables, and other property conveyed hereunder and all proceeds of any of the foregoing. This Agreement shall be deemed to be the grant of a security interest from the Seller to the Trustee on behalf of the Trust, and the Trustee on behalf of the Trust shall have all the rights, powers and privileges of a secured party under the UCC.

         (e) In connection with the foregoing conveyance, the Servicer shall maintain its computer system so that, from and after the time of sale of the Receivables to the Trustee on behalf of the Trust under this Agreement, the Servicer's master computer records (including any back-up archives) that refer to any Receivable indicate clearly the interest of the Trust in such Receivable and that the Receivable is owned by the Trustee on behalf of the Trust. Indication of the Trust's ownership of a Receivable shall be deleted from or modified on the Servicer's computer systems when, and only when, the Receivable has been paid in full, repurchased or assigned pursuant to this Agreement.

         SECTION 2.02 Custody of Receivable Files. To assure uniform quality in servicing the Receivables and to reduce administrative costs, the Trustee on behalf of the Trust, upon the execution and delivery of this Agreement, revocably appoints the Servicer, and the Servicer accepts such appointment, to act as the agent of the Trust as custodian of the following documents or instruments which are hereby constructively delivered to the Trustee with respect to each Receivable:

                 (a)      the fully executed original of the Receivable;

                 (b)      documents evidencing or related to any Insurance
         Policy;

                 (c) the original credit application of each Obligor, fully executed by such Obligor on TMCC's customary form, or on a form approved by TMCC, for such application;

                 (d) the original certificate of title (or evidence that such certificate of title has been applied for) or such documents that the Servicer shall keep on file, in accordance with TMCC's customary procedures, evidencing the security interest in the related Financed Vehicle; and

                 (e) any and all other documents that the Seller or the Servicer, as the case may be, shall keep on file, in accordance with its customary procedures, relating to such Receivable or the related Obligor or Financed Vehicle.

         SECTION 2.03 Acceptance by Trustee. The Trustee hereby acknowledges its acceptance, on behalf of the Trust, pursuant to this Agreement, of all right, title and interest in and to the Receivables conveyed by the Seller pursuant to this Agreement and declares and shall declare from and after the date hereof that the Trustee holds and shall hold such right, title and interest, upon the trust set forth in this Agreement.

         SECTION 2.04 Representations and Warranties of Seller as to the Receivables. The Seller does hereby make the following representations and warranties on which the Trustee shall rely in accepting the Receivables in trust and authenticating the Certificates:

                 (a) Characteristics of Receivables. Each Receivable (i) shall have been originated in the United States by a Dealer for the retail sale of the related Financed Vehicle in the ordinary course of such Dealer's business, shall have been fully and properly executed by the parties thereto, shall have been purchased by TMCC from such Dealer under an existing agreement with TMCC and shall have been validly assigned by such Dealer to TMCC in accordance with the terms of such agreement and shall have been subsequently sold by TMCC to the Seller pursuant to the Receivables Purchase Agreement, (ii) shall have created or shall create a valid, subsisting and enforceable first priority security interest in favor of TMCC in the related Financed Vehicle, which security interest has been assigned by TMCC to the Seller and shall be assignable, and shall be so assigned, by the Seller to the Trustee, (iii) shall, except as otherwise provided in this Agreement, provide for level Monthly Payments (provided that the payment in the first or last month in the life of the Receivable may be minimally different from the level payment) that fully amortize the Amount Financed by maturity and provide for a finance charge or yield interest at its APR, in either case calculated based on the Rule of 78s, the simple interest method or the actuarial method, (iv) shall contain customary and enforceable provisions, such that the rights and remedies of the holder thereof shall be adequate for realization against the collateral of the benefits of the security and (v) shall provide for, in the event that such Receivable is prepaid, a prepayment that fully pays the Principal Balance and includes accrued but unpaid interest in an amount calculated by using an interest rate at least equal to its APR.

                 (b) Schedule of Receivables. The information set forth in the Schedule of Receivables shall be true and correct in all material respects as of the opening of business on the Cutoff Date, and no selection procedures adverse to the Certificateholders shall have been utilized in selecting the Receivables from those automobile and light duty truck receivables of TMCC which met the selection criteria set forth in this Section and this Agreement.

                 (c) Compliance with Law. Each Receivable and each sale of the related Financed Vehicle shall have complied at the time it was originated or made, and shall comply at the time of execution of this Agreement, in all material respects with all requirements of applicable federal, state and local laws, and regulations thereunder, including usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade

         Commission Act, the Magnuson-Moss Warranty Act, Federal Reserve Board Regulations B, M and Z (to the extent applicable), state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and other consumer credit, equal credit opportunity and disclosure laws.

                 (d) Binding Obligation. Each Receivable shall constitute the legal, valid and binding payment obligation in writing of the related Obligor, enforceable by the holder thereof in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.

                 (e) No Bankrupt Obligors. None of the Receivables shall be due, to the best knowledge of the Seller, from any Obligor who is presently the subject of a bankruptcy proceeding or is bankrupt or is insolvent.

                 (f) No Government Obligors. None of the Receivables shall be due from the United States or any state, or from any agency, department or instrumentality of the United States or any state or local government.

                 (g) Employee Obligors. None of the Receivables shall be due from any employee of the Seller, TMCC or any of their respective affiliates.

                 (h) Security Interest in Financed Vehicles. Immediately prior to the sale, assignment and transfer thereof, each Receivable shall be secured by a validly perfected first priority security interest in the related Financed Vehicle in favor of TMCC as secured party or all necessary and appropriate action with respect to such Receivable shall have been taken to perfect a first priority security interest in such Financed Vehicle in favor of TMCC as secured party.

                 (i) Receivables in Force. No Receivable shall have been satisfied, subordinated or rescinded, nor shall any Financed Vehicle have been released in whole or in part from the lien granted by the related Receivable.

                 (j) No Waivers. No provision of a Receivable shall have been waived in such a manner that such Receivable fails to meet all of the other representations and warranties made by the Seller herein with respect thereto.

                 (k) No Amendments. No Receivable shall have been amended or modified in such a manner that the total number of Scheduled Payments has been increased or that the related Amount Financed has been increased or that such Receivable fails to meet all of the other representations and warranties made by the Seller herein with respect thereto.

                 (l) No Defenses. No facts shall be known to the Seller which would give rise to any right of rescission, setoff, counterclaim or defense, nor shall the same have been asserted or threatened, with respect to any Receivable.

                 (m) No Liens. To the knowledge of the Seller, no liens or claims shall have been filed, including liens for work, labor or materials relating to a Financed Vehicle, that shall be liens prior to, or equal or coordinate with, the security interest in such Financed Vehicle granted by the related Receivable.

                 (n) No Default; No Repossession. Except for payment defaults that, as of the Cutoff Date, have been continuing for a period of not more than 30 days, no default, breach, violation or event permitting acceleration under the terms of any Receivable shall have occurred as of the Cutoff Date; no continuing condition that with notice or the lapse of time would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable shall have arisen; the Seller shall not have waived any of the foregoing; and no Financed Vehicle has been repossessed without reinstatement as of the Cutoff Date.

                 (o) Insurance. At the time of origination of each Receivable, each Obligor was required under the terms of such Receivable to obtain and maintain physical damage insurance covering the related Financed Vehicle.

                 (p) Good Title. It is the intention of the Seller that the transfer and assignment herein contemplated, taken as a whole, constitute a sale of the Receivables from the Seller to the Trust and that the beneficial interest in and title to the Receivables not be part of the debtor's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. No Receivable has been sold, transferred, assigned or pledged by the Seller to any Person other than the Trust, and no provision of a Receivable shall have been waived, except as provided in clause (j) above; immediately prior to the transfer and assignment herein contemplated, the Seller had good and marketable title to each Receivable free and clear of all Liens and rights of others; immediately upon the transfer and assignment thereof, the Trust shall have good and marketable title to each Receivable, free and clear of all Liens and rights of others; and the transfer and assignment herein contemplated has been perfected under the UCC.

                 (q) Lawful Assignment. No Receivable shall have been originated in, or shall be subject to the laws of, any jurisdiction under which the sale, transfer and assignment of such Receivable under this Agreement or pursuant to a transfer of the related certificate of title shall be unlawful, void or voidable.

                 (r) All Filings Made. All filings (including UCC filings) necessary in any jurisdiction to provide third parties with notice of the transfer and assignment herein contemplated, to perfect the sale of the Receivables from the Seller to the Trustee and to give the Trustee on behalf of the Trust a first priority perfected security interest in the Receivables shall have been made.





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
                 (s) One Original. There shall be only one original executed copy of each Receivable.

                 (t) Chattel Paper. Each Receivable constitutes "chattel paper" as defined in the UCC.

                 (u) Maturity of Receivables. Each Receivable shall have an original number of Scheduled Payments of not less than 12 nor more than 72 and, as of the Cutoff Date, a remaining number of Scheduled Payments of not less than 4 nor more than 54 months.

                 (v) Finance Charge. Each Receivable provides for an APR equal to or greater than 8.00% and equal to or less than 22.00%.

                 (w) Principal Balance. Each Receivable had an original principal balance of not less than $1,019.74 nor more than $50,000.00 and an unpaid principal balance, as of the Cutoff Date, of not less than $259.63 nor more than $45,497.21.

                 (x) No Overdue Payments. No Receivable shall have a Scheduled Payment that is more than 30 days past due as of the Cutoff Date.

                 (y) Location of Receivable Files. Each Receivable File shall be kept at one of the locations listed in the Schedule of Receivables or at such other office as shall be specified to the Trustee by 30 days' prior written notice.

                 (z) Payments on the Receivables. Each Receivable shall provide for level monthly payments that fully amortize the Amount Financed by maturity, except that the payment in the first or last month in the life of the Receivable may be minimally different from the level payment.

                 (aa) Origination Date. Each Receivable was originated on or before May 31, 1996.

                 (bb) No Special Financing. No Receivable was originated under a special financing program.

                 (cc) No Force-Placed Insurance. No Financed Vehicle was subject to force-placed insurance as of the Cutoff Date.

         SECTION 2.05 Repurchase of Receivables Upon Breach. Upon discovery by the Seller or the Servicer or upon the actual knowledge of a Responsible Officer of the Trustee of a breach of any of the representations and warranties of the Seller set forth in this Agreement that materially and adversely affects the interests of the Certificateholders in any Receivable, the party discovering such breach shall give prompt written notice to the others. As of the last day of the second Collection Period following the Collection Period in which it discovers or receives notice of such breach (or, at the Seller's election, the last day of the first Collection Period following the Collection Period in which it discovers or receives notice of such breach), the Seller shall, unless such breach shall have been cured in all material respects, repurchase such Receivable and, if necessary, the Seller shall enforce the obligation of TMCC under the Receivables Purchase Agreement to repurchase such Receivable from the Seller. This repurchase obligation shall obtain for all representations and warranties of the Seller contained in this Agreement whether or not the Seller has knowledge of the breach at the time of the breach or at the time the representations and warranties were made. In consideration of the repurchase of any such Receivable, on the Business Day immediately preceding the related Distribution Date, the Seller shall remit the Warranty Purchase Payment of such Receivable to the Collection Account in the manner specified in Section 4.05 and shall be entitled to receive the Released Warranty Amount. In the event that any Liens or claims shall have been filed, including Liens for work, labor or materials relating to a Financed Vehicle, that shall be prior to, or equal or coordinate with, the lien granted by the related Receivable, which Liens or claims shall not have been satisfied or otherwise released in full as of the Closing Date, and such breach materially and adversely affects the interests of the Trust in such Receivable, the Seller shall repurchase such Receivable on the terms and in the manner specified above.

         Upon any such repurchase, the Trustee on behalf of the Trust shall, without further action, be deemed to transfer, assign, set-over and otherwise convey to the Seller, all right, title and interest of the Trustee on behalf of the Trust in, to and under such repurchased Receivable, all monies due or to become due with respect thereto and all proceeds thereof. The Trustee shall execute such documents and instruments of transfer and assignment and take such other actions as shall be reasonably requested by the Seller to effect the conveyance of such Receivable pursuant to this Section. The sole remedy of the Trustee, the Trust or the Certificateholders with respect to a breach of the Seller's representations and warranties pursuant to this Agreement or with respect to the existence of any such Liens or claims shall be to require the Seller to repurchase the related Receivable pursuant to this Section and to enforce TMCC's obligation to the Seller to repurchase such Receivables pursuant to the Receivables Purchase Agreement. The Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Receivable pursuant to this Section.

         SECTION 2.06  Duties of Servicer as Custodian.

                 (a) Safekeeping. The Servicer, in its capacity as custodian, shall hold the Receivable Files on behalf of the Trustee for the use and benefit of all present and future Certificateholders, and maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable File as shall enable the Trustee to comply with this Agreement. In performing its duties as custodian, the Servicer shall act with reasonable care, using that degree of skill and attention that it exercises with respect to the receivable files of comparable automobile and light duty truck receivables that the Servicer services for itself or others. The Servicer shall conduct, or cause to be conducted, periodic examinations of the files of receivables owned or serviced by it which shall include Receivable Files held by it under this Agreement, and of the related accounts, records and computer systems, in such a manner as shall enable the Trustee to verify the accuracy of the Servicer's record keeping. The Servicer shall promptly report to the Trustee any failure on its part to hold the

         Receivable Files and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure.

                 (b) Maintenance of and Access to Records. The Servicer shall maintain each Receivable File at one of its offices specified in the Schedule of Receivables or at such other office as shall be specified to the Trustee by 30 days' prior written notice. The Servicer shall make available to the Trustee or its duly authorized representatives, attorneys or auditors the Receivable Files and the related accounts, records and computer systems maintained by the Servicer at such times as the Trustee shall reasonably instruct.

                 (c) Release of Documents. Upon instruction from the Trustee, the Servicer shall release any document in the Receivable Files to the Trustee or its agent or designee, as the case may be, at such place or places as the Trustee may designate, as soon as practicable. The Servicer shall not be responsible for any loss occasioned by the failure of the Trustee to return any document or any delay in doing so.

         SECTION 2.07 Instructions; Authority to Act. The Servicer shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of written instructions signed by a Responsible Officer of the Trustee. A certified copy of a bylaw or of a resolution of the board of directors of the Trustee shall constitute conclusive evidence of the authority of any such Responsible Officer to act and shall be considered in full force and effect until receipt by the Servicer of written notice to the contrary given by the Trustee.

         SECTION 2.08 Indemnification of Custodian. The Servicer, as custodian of the Receivable Files, shall indemnify the Trustee for any and all liabilities, obligations, losses, compensatory damages, payments, costs or expenses of any kind whatsoever (including reasonable attorney's fees and expenses incurred in connection with defending against any such claim) that may be imposed on, incurred or asserted against the Trustee as the result of any improper act or omission in any way relating to the maintenance and custody of the Receivable Files by the Servicer, as custodian; provided, however, that the Servicer shall not be liable for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Trustee.

         SECTION 2.09 Effective Period and Termination. The Servicer's appointment as custodian of the Receivable Files shall become effective as of the Cutoff Date and shall continue in full force and effect until terminated pursuant to this Section. If the Servicer shall resign as Servicer pursuant to
Section 7.05 or if all of the rights and obligations of the Servicer have been terminated pursuant to Section 8.02, the appointment of the Servicer as custodian of the Receivable Files shall be terminated by the Trustee, or by Certificate Owners representing in the aggregate not less than 51% of the voting interests of the Class A Certificates, Class B Certificates and Class C Certificates, acting as a single Class, in the same manner as the Trustee or such Holders may terminate the rights and obligations of the Servicer under
Section 8.02. The Trustee may terminate the Servicer's appointment as custodian of the Receivable Files with cause at any time immediately upon written notification to the Servicer. As soon as practicable after any termination of such appointment, the Servicer shall deliver the Receivable Files to the Trustee or its agent at such place or places as the Trustee may reasonably designate. Notwithstanding the termination of the Servicer as custodian of the Receivable Files, the Trustee agrees that upon any such termination, the Trustee shall provide, or cause its agent to provide, access to the Receivable Files to the Servicer, upon reasonable advance written request and during normal business hours, for the purpose of carrying out its duties and responsibilities with respect to the servicing of the Receivables pursuant to this Agreement.

         SECTION 2.10 Usage of Terms. With respect to all terms in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to "writing" include printing, typing, lithography and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the term "including" means "including without limitation."

         SECTION 2.11 Cutoff Date and Record Date. All references to the Record Date prior to the first Record Date in the life of the Trust shall be to the Cutoff Date.

         SECTION 2.12 Section References. All section references shall be to Sections in this Agreement.

         SECTION 2.13 Agent for Service. The agent for service for the Seller shall be its President, 19001 South Western Avenue, Torrance, California 90501, and the agent for service for the Servicer shall be its Senior Vice President, 19001 South Western Avenue, Torrance, California 90501.


                                  ARTICLE III

                  ADMINISTRATION AND SERVICING OF RECEIVABLES

         SECTION 3.01 Duties of Servicer. The Servicer, as agent for the Trust, shall manage, service, administer and make collections on and in respect of the Receivables with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to all comparable automobile and light duty truck receivables that it services for itself or others. The Servicer's duties shall include collecting and posting of all payments, responding to inquiries of Obligors or by federal, state or local government authorities with respect to the Receivables, investigating delinquencies, sending payment information to Obligors, reporting tax information to Obligors in accordance with its customary practices, policing the collateral, accounting for collections, furnishing monthly and annual statements to the Trustee with respect to distributions, generating federal income tax information, making Advances and performing the other duties specified herein. The Servicer shall follow its customary standards, policies and procedures and shall have full power and authority, acting alone, to do any and all things in connection with such managing, servicing, administration and collection that it may deem necessary or desirable.

         Without limiting the generality of the foregoing, the Servicer shall be authorized and empowered by the Trustee to execute and deliver, on behalf of itself, the Trust, the Trustee or the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Receivables and the Financed Vehicles. The Servicer is hereby authorized to commence, in its own name or in the name of the Trust, a legal proceeding to enforce a Defaulted Receivable pursuant to Section 3.04 or to commence or participate in a legal proceeding (including without limitation a bankruptcy proceeding) relating to or involving a Receivable, including a Defaulted Receivable. If the Servicer commences or participates in such a legal proceeding in its own name, the Trustee shall thereupon be deemed to have automatically assigned, solely for the purpose of collection on behalf of the party retaining an interest in such Receivable, such Receivable and the other property conveyed to the Trust pursuant to Section 2.01 with respect to such Receivable to the Servicer for purposes of commencing or participating in any such proceeding as a party or claimant, and the Servicer is authorized and empowered by the Trustee to execute and deliver in the Servicer's name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Receivable on the grounds that it shall not be a real party in interest or a holder entitled to enforce such Receivable, the Trustee on behalf of the Trust shall, at the Servicer's expense and written direction, take reasonable steps to enforce such Receivable, including bring suit in its name or the name of the Certificateholders. The Trustee shall furnish the Servicer with any powers of attorney and other documents and take any other steps which the Servicer may deem reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

         SECTION 3.02 Collection of Receivable Payments. The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due, and shall follow such customary collection procedures as it follows with respect to comparable automobile or light duty truck receivables that it services for itself or others. The Servicer shall be authorized to grant extensions, rebates or adjustments on a Receivable in accordance with the customary servicing standards of the Servicer without the prior consent of the Trustee; provided, however, that if, as a result of any change in the related APR, increase in the total number of Scheduled Payments, extension of payments such that the Receivable will be outstanding later than the Final Scheduled Maturity Date, or other modification of the terms of a Receivable, the amount of any Scheduled Payment due in a subsequent Collection Period is reduced, the Servicer shall be obligated to either repurchase such Receivable pursuant to
Section 3.08 or to make an Advance in respect of such Receivable in each subsequent Collection period equal to the amount by which such Scheduled Payment has been reduced. In addition, in the event that any such rescheduling or extension of a Receivable modifies the terms of such Receivable in such a manner as will cause a Receivable to be outstanding later than April 30, 1996, the Seller shall be obligated to repurchase such Receivable pursuant to Section
3.08. In addition, in the event that any such rescheduling or extension of a Receivable modifies the terms of such Receivable in such a manner as to release the security interest in the related Financed Vehicle or constitute a cancellation of such Receivable and the creation of a new automobile or light duty truck receivable, the Servicer shall purchase such Receivable pursuant to
Section 3.08, and the receivable created shall not be included in the Trust. The Servicer may, in accordance with its customary servicing procedures, waive any prepayment charge, late payment charge or any other fees that may be collected in the ordinary course of servicing the Receivables.

         SECTION 3.03 Rebates on Full Prepayments. In the event that the amount of a full Prepayment by an Obligor under a Precomputed Receivable, after adjustment for the applicable Rebate, is less than the amount that would be payable under the actuarial method if a full Prepayment were made at the end of the billing month under such Precomputed Receivable, either because the Rebate calculated under the terms of such Precomputed Receivable is greater than the amount calculable under the actuarial method or because the Servicer's customary servicing procedure is to credit a greater Rebate, the Servicer, as part of its servicing duties, shall remit such difference to the Trust by deposit into the Collection Account pursuant to Section 4.05.

         SECTION 3.04 Realization Upon Receivables. On behalf of the Trust, the Servicer shall use its best efforts, consistent with its customary servicing procedures, to repossess or otherwise comparably convert the ownership of any Financed Vehicle that it has reasonably determined should be repossessed or otherwise converted following a default under the Receivable secured by the Financed Vehicle (and shall specify such Receivables to the Trustee no later than the Determination Date following the end of the Collection Period in which the Servicer shall have made such determination). The Servicer shall follow such practices and procedures as it shall deem necessary or advisable and as shall be customary and usual in its servicing of automobile and light duty truck receivables, which practices and procedures may include reasonable efforts to realize upon any Dealer Recourse, selling the related Financed Vehicle at public or private sale and other actions by the Servicer in order to realize upon such a Receivable. The Servicer shall be entitled to recover its reasonable Liquidation Expenses with respect to each Defaulted Receivable. All Net Liquidation Proceeds realized in connection with any such action with respect to a Receivable shall be deposited by the Servicer in the Collection Account in the manner specified in Section 4.02. The foregoing is subject to the proviso that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with any repair or towards the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession shall increase the Liquidation Proceeds of the related Receivable by an amount greater than the amount of such expenses.

         SECTION 3.05 Maintenance of Physical Damage Insurance Policies. The Servicer shall, in accordance with its customary servicing procedures and underwriting standards, require that each Obligor shall have obtained physical damage insurance covering each Financed Vehicle as of the origination of the related Receivable.

         SECTION 3.06 Maintenance of Security Interests in Financed Vehicles. The Servicer shall, in accordance with its customary servicing procedures and at its own expense, take such steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle. The Trustee hereby authorizes the Servicer, and the Servicer hereby agrees, to take such steps as are necessary to again perfect such security interest on behalf of the Trust in the event of the relocation of a Financed Vehicle or for any other reason. In the event that the assignment of a Receivable to the Trust is insufficient, without a notation on the related Financed Vehicle's certificate of title, to grant to the Trust a first priority perfected security interest in the related Financed Vehicle, the Servicer hereby agrees to serve as the agent of the Trust for the purpose of perfecting the security interest of the Trust in such Financed Vehicle and agrees that the Servicer's listing as the secured party on the certificate of title is in this capacity as agent of the Trust.

         SECTION 3.07 Covenants of Servicer. The Servicer shall make the following covenants on which the Trustee shall rely in accepting the Receivables in trust and authenticating the Certificates.

                 (a) Liens in Force. Except as contemplated by this Agreement, the Servicer shall not release in whole or in part any Financed Vehicle from the security interest securing the related Receivable.

                 (b) No Impairment. The Servicer shall do nothing to impair the rights of the Certificateholders in the Receivables.

                 (c) No Amendments. Except as provided in Section 3.02, the Servicer shall not amend or otherwise modify any Receivable such that the total number of Scheduled Payments, the Amount Financed or the APR is altered or extends the maturity of such Receivable beyond the Final Scheduled Maturity Date.

         SECTION 3.08 Purchase of Receivables Upon Breach. Upon discovery by the Seller or the Servicer or upon the actual knowledge of a Responsible Officer of the Trustee of a breach of any of the covenants of the Servicer set forth in Section 3.07 that materially and adversely affects the interests of the Certificateholders in a Receivable, or if an improper extension, rescheduling or modification of a Receivable is made by the Servicer as described in Section 3.02, the party discovering such breach shall give prompt written notice to the others. As of the last day of the second Collection Period following the Collection Period in which it discovers or receives notice of such breach (or, at the Servicer's election, the last day of the first Collection Period following the Collection Period in which it discovers or receives notice of such breach), the Servicer shall, unless such breach or impropriety shall have been cured in all material respects, purchase from the Trust such Receivable. In consideration of the purchase of any such Receivable, on the Business Day immediately preceding the related Distribution Date the Servicer shall remit the Administrative Purchase Payment to the Collection Account in the manner specified in Section 4.05, and shall be entitled to receive the Released Administrative Amount. Upon such deposit of the Administrative Purchase Payment, the Servicer shall for all purposes of this Agreement be deemed to have released all claims for reimbursement of Outstanding Advances made in respect of such Receivable. The sole remedy of the Trustee, the Trust or the Certificateholders against the Servicer with respect to a breach pursuant to Section 3.02 or 3.07 shall be to require the Servicer to purchase the related Receivables pursuant to this Section, except as otherwise provided in Section 7.02. The Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Receivable pursuant to this Section except as otherwise provided in Section 9.02.

         SECTION 3.09 Total Servicing Fee; Payment of Certain Expenses by Servicer. As compensation for the performance of its obligations hereunder, the Servicer shall be entitled to receive on each Distribution Date, out of Available Interest, the Total Servicing Fee. The Basic Servicing Fee in respect of a Collection Period shall be calculated based on a 360 day year comprised of twelve 30-day months. Except to the extent otherwise provided herein, the Servicer shall be required to pay all expenses incurred by it in connection with its activities under this

Agreement (including fees and disbursements of the Trustee and independent accountants, taxes imposed on the Servicer, expenses incurred in connection with distributions and reports to Certificateholders and all other fees and expenses not expressly stated under this Agreement to be for the account of the Certificateholders).

         SECTION 3.10 Servicer's Certificate. On or before each Determination Date, the Servicer shall deliver to the Trustee and each Rating Agency a Servicer's Certificate executed by the President or any Vice President or principal accounting officer of the Servicer substantially in the form attached hereto as Exhibit A (and setting forth such additional information as requested by the Trustee or any Rating Agency from time to time which information the Servicer is able to reasonably provide) containing all information necessary to make the distributions required by Sections 4.06 and 4.07 in respect of the Collection Period immediately preceding the date of such Servicer's Certificate and all information necessary for the Trustee to send statements to Certificateholders pursuant to Section 4.10(a). The Servicer shall also specify to the Trustee, no later than the Determination Date following the last day of a Collection Period as of which the Seller shall be required to repurchase or the Servicer shall be required to purchase a Receivable, the identity of any such Receivable and the identity of any Receivable which the Servicer shall have determined to be a Defaulted Receivable during such Collection Period. Receivables purchased or to be purchased by the Servicer or the Seller and Receivables that the Servicer has determined during such Collection Period to be Defaulted Receivables and with respect to which payment of the Administrative Purchase Payment or Warranty Purchase Payment has been provided from whatever source as of the last day of such Collection Period shall be identified by the related Obligor's account number (as specified in the Schedule of Receivables).

         SECTION 3.11  Annual Statement as to Compliance; Notice of Default.

                 (a) The Servicer shall deliver to the Trustee, on or before December 31 of each year, beginning with December 31, 1996, an Officer's Certificate of the Servicer, stating that (i) a review of the activities of the Servicer during the preceding 12-month period ended September 30 (or other applicable period in the case of the first such Officer's Certificate) and of its performance under this Agreement has been made under such officer's supervision, and (ii) to such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such period, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

                 (b) The Servicer shall deliver to the Trustee, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, an Officer's Certificate specifying the nature and status of any event which with the giving of notice or lapse of time, or both, would become an Event of Default.

         SECTION 3.12 Annual Accountants' Report. The Servicer shall cause a firm of independent accountants (who may also render other services to the Servicer or to the Seller) to deliver to the Trustee on or before December 31 of each year, beginning with December 31, 1996, an Officer's Certificate of the Servicer, stating that (i) a review of the activities of the Servicer during the preceding 12-month period ended September 30 (or other applicable period in the case of the first such report or letter) to the effect that such accountants have reviewed certain records and documents relating to the servicing of the Receivables under this Agreement (using procedures specified in such report or letter) and as a result of such review, and in connection with such procedures, they are reporting such exceptions, if any, as shall be set forth therein.
Such report or letter shall also indicate that the firm is independent with respect to the Seller and the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

         SECTION 3.13 Access to Certain Documentation and Information Regarding Receivables. The Servicer shall provide to the Trustee reasonable access to the documentation regarding the Receivables. The Servicer shall provide such access to any Certificateholder only in such cases where a Certificateholder is required by applicable statutes or regulations to review such documentation. In each case, such access shall be afforded without charge but only upon reasonable request and during normal business hours at the respective offices of the Servicer. Nothing in this Section shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

         SECTION 3.14 Amendments to Schedule of Receivables. If the Servicer, during a Collection Period, assigns to a Receivable an account number that differs from the original account number identifying such Receivable on the Schedule of Receivables, the Servicer shall deliver to the Seller and the Trustee on or before the Distribution Date relating to such Collection Period an amendment to the Schedule of Receivables reporting the newly assigned account number, together with the old account number of each such Receivable. The first such delivery of amendments to the Schedule of Receivables to the Trustee shall include monthly amendments reporting account numbers appearing on the Schedule of Receivables with the new account numbers assigned to such Receivables during any prior Collection Period.

         SECTION 3.15     Reports to Certificateholders and Rating Agencies.

                 (a) The Trustee shall provide to any Certificateholder or Certificate Owner who so requests in writing a copy of any (i) Servicer's Certificate, (ii) annual statement as to compliance described in Section 3.11(a), (iii) annual accountants' report described in Section 3.12 or (iv) statement to Certificateholders pursuant to Section 4.10(a). The Trustee may require such Certificateholder or Certificate Owner to pay a reasonable sum to cover the cost of the Trustee's complying with such request.

                 (b) The Trustee shall forward to each Rating Agency, and the Seller will forward to the Luxembourg Stock Exchange Limited, The Stock Exchange of Hong Kong Limited, any paying agent appointed to make payments in Luxembourg, to the offices of Lehman Brothers Inc. at One Pacific Place, 88 Queensway, Hong Kong, and to the offices of Goldman Sachs (Asia) L.L.C. at 37th Floor, Asia Pacific Finance Tower, Citibank Plaza, 3 Garden Road, Central, Hong Kong: a copy of each (i) Servicer's Certificate, (ii) annual statement as to compliance described in Section 3.11(a), (iii) Officer's Certificate of the Servicer described in Section 3.11(b), (iv) annual accountants' report pursuant to Section

         3.12,(v) statement to Certificateholders pursuant to Section 4.10(a),
         (vi) Trustee's Certificate delivered by the Trustee pursuant to
         Section 9.02 or 9.03 and (vii) other report it may receive pursuant to this Agreement at its address specified in Section 11.05 or in this Agreement.

                                   ARTICLE IV

                            ACCOUNTS; DISTRIBUTIONS;
                        STATEMENTS TO CERTIFICATEHOLDERS

         SECTION 4.01     Accounts.

                  (a) Servicer shall establish the Accounts in the name of the Trustee for the benefit of the Certificateholders. Except as otherwise provided in this Agreement, each Account shall be an account initially established with the Trustee and maintained with the Trustee so long as
         (i) the commercial paper or other short-term unsecured debt obligations of the Trustee have the Required Rating, or (ii) such Account is a segregated trust account located in the corporate trust department of the Trustee bearing a designation clearly indicating that the funds deposited therein (other than interest or investment earnings thereon) are held in trust for the benefit of the Certificateholders, and the Trustee has a long-term deposit rating from Moody's (so long as Moody's is a Rating Agency) of at least Baa3 (or such lower rating as Moody's shall approve in writing) and corporate trust powers under applicable federal and state laws and is organized under the laws of the United States or any state thereof, the District of Columbia or the Commonwealth of Puerto Rico. Except as otherwise provided in this Agreement, in the event that the Trustee no longer meets either of the foregoing requirements, then the Servicer shall, with the Trustee's assistance as necessary, cause the Accounts to be moved to a bank or trust company that satisfies either of such requirements.

                  (b) For so long as the depository institution or trust company then maintaining the Accounts meets the requirements of Section 4.01(a)(i) or (a)(ii), all amounts held in the Accounts shall, to the extent permitted by applicable laws, rules and regulations, be invested, as directed in writing by the Servicer, in Eligible Investments; otherwise such amounts shall be maintained in cash. Such Investments shall not be sold or disposed of prior to their maturity. Earnings on investment of funds in the Accounts (net of losses and investment expenses) shall be paid to the Servicer and any losses and investment expenses shall be charged against the funds on deposit in the related Account.

                  (c) For so long as Bankers Trust Company is the Trustee, the Accounts shall be maintained with the Trustee as described in clause (ii) of the second sentence of Section 4.01(a). In the event that (i) the long-term debt rating of the Trustee does not satisfy clause (ii) of the second sentence of Section 4.01(a) and clause (B) of the second sentence of Section 4.07(a)(i) or (ii) Moody's informs the parties hereto that the first sentence of this Section shall no longer be operative, the Servicer shall, with the assistance of the Trustee as necessary, cause (1) the Collection Account and the Payahead Account to be moved to an institution or an account otherwise satisfying the requirements of Section 4.01(a) and (2) the Reserve Fund to be moved to an institution or accounts otherwise satisfying the requirements of
         Section 4.07(a)(i).

         SECTION 4.02  Collections.

                 (a) Except as otherwise provided in this Agreement, the Servicer shall remit daily to the Collection Account all payments received by or on behalf of the Obligors on or in respect of the Receivables (other than, in the case of Precomputed Receivables, payments constituting Payments Ahead) and all Net Liquidation Proceeds within two Business Days after receipt thereof. Notwithstanding the foregoing, for so long as (i) TMCC is the Servicer, (ii) either (a) TMCC's short-term unsecured debt is rated P-1 by Moody's and A-1 by Standard & Poor's (so long as Moody's and Standard & Poor's are Rating Agencies), or (b) certain arrangements are made that have been approved in writing by each Rating Agency and (iii) an Event of Default shall not have occurred and be continuing (collectively, the "Monthly Remittance Conditions"), the Servicer shall not be required to remit such collections to the Collection Account on the foregoing daily basis but shall be entitled to retain such collections, without segregation from its other funds, until the Business Day before each Distribution Date at which time the Servicer shall remit all such collections in respect of the related Collection Period to the Collection Account in immediately available funds. Commencing with the first day of the first Collection Period that begins at least two Business Days after the day on which any Monthly Remittance Condition ceases to be satisfied and for so long as any Monthly Remittance Conditions is not satisfied, all collections then held by the Servicer shall be immediately deposited into the Collection Account and all future collections on or in respect of the Receivables and all Net Liquidation Proceeds shall be remitted by the Servicer to the Collection Account on a daily basis within two Business Days after receipt thereof.

                 (b) Except as otherwise provided in this Agreement, the Servicer shall deposit all Payments Ahead in the Collection Account within two Business Days after receipt thereof, which Payments Ahead shall be transferred to the Payahead Account pursuant to Section 4.06(a)(ii). Notwithstanding the foregoing, so long as all Monthly Remittance Conditions are satisfied, the Servicer will not be required to deposit Payments Ahead in the Collection Account within two Business Days after receipt thereof but shall be entitled to retain such Payments Ahead, without segregation from its other funds, until such time as the Servicer shall be required to remit Applied Payments Ahead to the Collection Account pursuant to Section 4.06(a)(ii). Commencing with the first day of the first Collection Period that begins at least two Business Days after the day on which any Monthly Remittance Condition ceases to be satisfied and for so long as all Monthly Remittance Conditions are not satisfied, all Payments Ahead then held by the Servicer shall be immediately deposited into the Collection Account and all future Payments Ahead shall be remitted by the Servicer to the Collection Account within two Business Days after receipt thereof.

                 (c) The Servicer shall give the Trustee and each Rating Agency written notice of the failure of any Monthly Remittance Condition (and any subsequent curing of a failed Monthly Remittance Condition) as soon as practical after the occurrence thereof. Notwithstanding the failure of any Monthly Remittance

         Condition, the Servicer may utilize an alternative collection or Payment Ahead remittance schedule (which may be the remittance schedule previously utilized prior to the failure of such Monthly Remittance Condition), if the Servicer provides to the Trustee written confirmation from each Rating Agency that such alternative remittance schedule will not result in the qualification, reduction or withdrawal of the rating then assigned to any Class of Rated Certificates.

         SECTION 4.03 Application of Collections. As of the Business Day immediately preceding the related Distribution Date, all collections for the related Collection Period shall be applied by the Servicer as follows:

                 (a) With respect to each Receivable (other than an Administrative Receivable or a Warranty Receivable), payments made by or on behalf of the Obligor which are not Supplemental Servicing Fees shall be applied first to reimburse the Servicer for Outstanding Advances made with respect to such Receivable (each such payment, an "Overdue Payment"). Next, the amount of any payment in excess of Supplemental Servicing Fees and Outstanding Advances with respect to such Receivable shall be applied to the Scheduled Payment with respect to such Receivable. If the amount of such payment remaining after the applications described in the two preceding sentences (i) equals (together with any Deferred Prepayment) the unpaid principal balance of such Receivable, it shall be applied to prepay the principal balance of such Receivable, or (ii) is less than the unpaid principal balance of such Receivable, it shall constitute an Excess Payment with respect to such Receivable.

                 (b) With respect to each Administrative Receivable and Warranty Receivable, payments made by or on behalf of the Obligor shall be applied in the same manner, except that any Released Administrative Amount or Released Warranty Amount shall be remitted to the Servicer or the Seller, as applicable. A Warranty Purchase Payment or an Administrative Purchase Payment shall be applied to reduce Outstanding Advances and such Warranty Purchase Payment or Administrative Purchase Payment, as applicable, shall be applied to the Scheduled Payment, in each case to the extent that the payments by the Obligor shall be insufficient, and then to prepay the unpaid principal balance of such Receivable in full.

         SECTION 4.04  Advances.

                 (a) As of last day of a Collection Period, if the payments during such Collection Period by or on behalf of the Obligor on or in respect of a Precomputed Receivable (other than an Administrative Receivable or a Warranty Receivable) after application under Section 4.03(a) shall be less than the Scheduled Payment (determined as of the Closing Date), whether as a result of any modification or extension granted to the Obligor or otherwise, then the Deferred Prepayment, if any, with respect to such Precomputed Receivable shall be applied by the Servicer to the extent of the shortfall, and such Deferred Prepayment shall be reduced accordingly. Subject to the provisions of the last sentence of this paragraph, the Servicer shall deposit an amount equal to such shortfall (each, a "Precomputed Advance") in the Collection Account on the Business Day immediately preceding the related Distribution Date. In addition, as of last day of a Collection Period, if the payments during such Collection Period by or on behalf of the Obligor on or in respect of a Simple Interest Receivable (other than an Administrative Receivable or a Warranty Receivable) after application under Section 4.03(a) shall be less than the Scheduled Payment (determined as of the Closing Date), whether as a result of any modification or extension granted to the Obligor or otherwise, then an amount equal to the product of the principal balance of such Receivable as of the first day of the related Collection Period and one- twelfth of its Annual Percentage Rate minus the amount of interest actually received on such Receivable during the Collection Period (each, a "Simple Interest Advance") shall be deposited by the Servicer into the Collection Account on the Business Day immediately preceding the related Distribution Date. If such a calculation in respect of a Simple Interest Receivable results in a negative number, an amount equal to such negative amount shall be paid to the Servicer in reimbursement of any Outstanding Advances in respect of Simple Interest Receivables. In addition, in the event that a Simple Interest Receivable becomes a Liquidated Receivable, the amount of accrued and unpaid interest thereon (but not including interest for the current Collection Period) shall, up to the amount of Outstanding Advances in respect of Simple Interest Receivables in respect thereof, be withdrawn from the Collection Account and paid to the Servicer in reimbursement of such Outstanding Advances. No Advances will be made with respect to the Principal Balance of Simple Interest Receivables. The Servicer shall not be required to make an Advance (other than a Simple Interest Advance in respect of an interest shortfall arising from the Prepayment of a Simple Interest Receivable) to the extent that the Servicer, in its sole discretion, shall determine that such Advance is unlikely to be recovered from subsequent payments made by or on behalf of the related Obligor, Liquidation Proceeds, by the Administrative Purchase Payment or by the Warranty Purchase Payment with respect to such Receivable or otherwise.

                 (b) The Servicer shall be entitled to reimbursement for Outstanding Advances, without interest, with respect to a Receivable from the following sources with respect to such Receivable: (i) subsequent payments made by or on behalf of the related Obligor, (ii) Liquidation Proceeds, (iii) the Administrative Purchase Payment, and
         (iv) the Warranty Purchase Payment; provided, however, that in the case of Advances made pursuant to Section 3.02, the Servicer shall be entitled to reimbursement only from amounts received in respect of such Receivable that are in excess of the amount of the Scheduled Payment in the related Collection Period.

                 (c) To the extent that during any Collection Period any funds described above in Section 4.04(b) with respect to a Receivable as to which the Servicer previously has made an unreimbursed Advance are received by the Trustee or the Servicer, and the Servicer determines that any Outstanding Advances with respect to such Receivable are unlikely to be recovered from payments made on or with respect to such Receivable (each, a "Nonrecoverable Advance"), then, on the related Distribution Date, upon the Servicer providing the Seller and the Trustee with an Officer's Certificate setting forth the basis for its determination of any such amount, the Trustee shall promptly remit to the Servicer (i) from Available Interest an amount equal to the portion of such Nonrecoverable Advance allocable to interest and (ii) from Available Principal an amount equal to the portion of such Nonrecoverable Advance allocable to principal, in each case without interest, in accordance with Section 4.06(c)(i). In lieu of causing the Trustee to remit any such amounts or the amounts described in clauses (i) through (iv) in Section 4.04(b), the Servicer may deduct such amounts from deposits otherwise to be made into the Collection Account.

         SECTION 4.05  Additional Deposits.

                 (a) The following additional deposits shall be made to the Collection Account: (i) the Seller shall remit the aggregate Warranty Purchase Payments with respect to Warranty Receivables pursuant to Section 2.05 or the amount required upon the optional termination of the Trust by the Seller or the Servicer, or any successor to the Servicer, pursuant to Section 10.02; (ii) the Servicer shall remit (A) the amount required to be remitted in respect of certain full Prepayments pursuant to Section 3.03, (B) the aggregate Advances pursuant to Sections 3.02, 3.08 and 4.04(a), and
         (C) the aggregate Administrative Purchase Payments with respect to Administrative Receivables pursuant to Sections 3.02 and 3.08; and
         (iii) the Trustee shall transfer the amounts described in Sections
         4.06 and 4.07(b) from the Reserve Fund to the Collection Account pursuant to Section 4.07(b).

                 (b) All deposits required to be made pursuant to this Section by the Seller or the Servicer, as the case may be, may be made in the form of a single deposit and shall be made in immediately available funds, no later than 5:00 P.M., New York City time, on the Business Day immediately preceding the related Distribution Date. At the written direction of the Servicer, the Trustee shall invest such amounts in Eligible Investments maturing not later than 3:00 P.M. New York City Time, on the related Distribution Date.

         SECTION 4.06  Distributions.

                 (a) On each Distribution Date (or, if both the Accounts are not maintained by the Trustee, on the Business Day immediately preceding each Distribution Date), the Trustee shall cause to be made the following transfers and distributions in immediately available funds in the amounts set forth in the Servicer's Certificate for such Distribution Date:

                          (i) from the Payahead Account (or directly from the Servicer in the case of Payments Ahead held by the Servicer pursuant to Section 4.02(b) or (c)) to the Collection Account, the aggregate Applied Payments Ahead; and

                          (ii) if the Servicer is not permitted to hold Payments Ahead pursuant to Section 4.02(b) or (c), from the Collection Account to the Payahead Account, the aggregate Payments Ahead for the related Collection Period.

                 (b) On each Determination Date, the Servicer shall calculate the Available Interest, the Available Principal, the Class A Distributable Amount, the Class B Distributable Amount, the Class C Distributable Amount, the amount to be distributed to Certificateholders of each Class and all other distributions to be made on the related Distribution Date.

                 (c) The rights of the Class B Certificateholders and Class C Certificateholders to receive distributions in respect of the Class B Certificates and Class C Certificates, respectively, shall be and hereby are subordinated to the rights of the Class A Certificateholders to receive distributions in respect of the Class A Certificates to the extent provided in this Section. In addition, the rights of the Class C Certificateholders to receive distributions in respect of the Class C Certificate shall be and hereby are subordinated to the rights of the Class B Certificateholders to receive distributions in respect of the Class B Certificates to the extent provided in this Section. On each Distribution Date, the Trustee shall make the following distributions from the Collection Account in the following order of priority and in the amounts set forth in the Servicer's Certificate for such Distribution Date; provided, however, that except as otherwise provided in Sections 4.05(a) or 4.06(a), such distributions shall be made only from those funds deposited in the Collection Account for the related Collection
         Period:

                          (i) to the Servicer from Available Interest or Available Principal, any payments in respect of Nonrecoverable Advances required pursuant to Section 4.04(c);

                          (ii) to the Servicer, from Available Interest (after giving effect to any reduction in Available Interest described in clause (i) above), the Total Servicing Fee (including any unpaid Total Servicing Fees from one or more prior Collection Periods);

                          (iii) to the Class A Certificateholders of record, from Available Interest (after giving effect to the reduction in Available Interest described in clauses (i) and (ii) above), an amount equal to the sum of the Class A Interest Distributable Amount and any outstanding Class A Interest Carryover Shortfall from the immediately preceding Distribution Date and, if such Available Interest is insufficient, the Class A Certificateholders will receive such shortfall first, from the Class C Percentage of Available Principal (after giving effect to the reduction thereof described in clause (i) above), second, from the Class B Percentage of Available Principal (after giving effect to the reduction thereof described in clause (i) above), and third, if such amounts are still insufficient, from monies on deposit in the Reserve Fund;

                          (iv) to the Class B Certificateholders of record, from Available Interest (after giving effect to the reduction in Available Interest described in clauses (i) through (iii) above), an amount equal to the sum of the Class B Interest Distributable Amount and any outstanding Class B Interest Carryover Shortfall from the immediately preceding Distribution Date and, if such Available Interest is insufficient, the Class B Certificateholders will receive such shortfall first, from the Class C Percentage of Available Principal (after giving effect to the reduction thereof described in clauses (i) and (iii) above), and second, if such amounts are still insufficient, from monies on deposit in the Reserve Fund;

                          (v) to the Class C Certificateholders of record, from Available Interest (after giving effect to the reduction in Available Interest described in clauses (i) through (iv) above), an amount equal to the sum of the Class C Interest Distributable Amount and any outstanding Class C Interest Carryover Shortfall from the immediately preceding Distribution Date and, if such Available Interest is insufficient, the Class C Certificateholders will receive such shortfall from monies on deposit in the Reserve Fund;

                          (vi) to the Class A Certificateholders of record, from Available Principal (after giving effect to any reduction in Available Principal described in clauses (i), (iii) and
                 (iv) above), an amount equal to the sum of the Class A Principal Distributable Amount and any outstanding Class A Principal Carryover Shortfall from the immediately preceding Distribution Date and, if such Available Principal is insufficient, the Class A Certificateholders will receive such shortfall first, from Available Interest (after giving effect to the reduction in Available Interest described in clauses
                 (i) through (v) above) and second, if such amounts are still insufficient, from monies on deposit in the Reserve Fund;

                          (vii) to the Class B Certificateholders of record, from Available Principal (after giving effect to the reduction in Available Principal described in clauses (i), (iii), (iv) and (vi) above), an amount equal to the sum of the Class B Principal Distributable Amount and any outstanding Class B Principal Carryover Shortfall from the immediately preceding Distribution Date and, if such Available Principal is insufficient, the Class B Certificateholders will receive such shortfall first, from Available Interest (after giving effect to the reduction in Available Interest described in clauses
                 (i) through (vi) above) and second, if such amounts are still insufficient, from monies on deposit in the Reserve Fund; and

                          (viii) to the Class C Certificateholders of record, from Available Principal (after giving effect to the reduction in Available Principal described in clauses (i), (iii), (iv),
                 (vi) and (vii) above), an amount equal to the sum of the Class C Principal Distributable Amount and any outstanding Class C Principal Carryover Shortfall from the immediately preceding Distribution Date and, if such Available Principal is insufficient, the Class C Certificateholders will receive such shortfall first, from Available Interest (after giving effect to the reduction in Available Interest described in clauses (i) through (vii) above) and second, if such amounts are still insufficient, from monies on deposit in the Reserve Fund.

Notwithstanding the reduction of the Class A Certificate Balance, Class B Certificate Balance or Class C Certificate Balance to zero, on any Distribution Date prior the Distribution Date on which the final payment and retirement of the related Certificates will occur, the Trustee will distribute to the Certificateholders of such Class shall be entitled to receive Excess Amounts up to the amount of any outstanding unreimbursed Class A Interest Carryover Shortfalls and Class A Principal Carryover Shortfalls, any Class B Interest Carryover Shortfalls and Class B Principal Carryover Shortfalls or any Class C Interest Carryover Shortfalls and Class C Principal Carryover Shortfalls, as the case may be, as and to the extent described above.

         (d) On each Distribution Date, the Trustee shall deposit any Excess Amounts not applied to reimburse shortfalls as described above into the Reserve Fund until the amount on deposit therein equals the Specified Reserve Fund Balance and shall distribute the remainder, if any, to the Seller, in such amounts as are set forth in the Servicer's Certificate.

         (e) Subject to Section 10.01 respecting the final payment upon retirement of each Certificate, the Servicer shall on each Distribution Date instruct the Trustee to distribute to each Certificateholder of any Class of record on the related Record Date by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register (or, if DTC, its nominee or a Clearing Agency is the relevant Certificateholder, by wire transfer of immediately available funds or pursuant to other arrangements), the amount to be distributed to such Certificateholder pursuant to such Holder's Certificates.

         SECTION 4.07  Reserve Fund.

                          (a) (i)  In order to effectuate the subordination
                 provided for herein and to assure that sufficient amounts to make required distributions to Certificateholders will be available, the Servicer shall establish and maintain with the Trustee a trust account: the "Reserve Fund" which will include the money and other property deposited and held therein pursuant to Section 4.06(d) and this Section. Except as otherwise provided in this Agreement, the Reserve Fund shall
                 (A) be a segregated trust account initially established with the Trustee and maintained with the Trustee so long as the commercial paper or other short-term unsecured debt obligations of the Trustee have the Required Rating and (B) in the event that the commercial paper or other short-term unsecured debt obligations of the Trustee no longer have the Required Rating, the Servicer shall, with the assistance of the Trustee as necessary, cause the Reserve Fund to be moved to (1) a segregated deposit account in a bank or trust company, the commercial paper or other short-term unsecured debt obligations of which shall have the Required Rating, or
                 (2) a segregated trust account bearing a designation clearly indicating the funds deposited therein are held in trust for the benefit of the Class A Certificateholders, the Class B Certificateholders and the Class C Certificateholders located in the corporate trust department of a depository institution or trust company (which may include the Trustee) having a long-term deposit rating from Moody's (so long as Moody's is a Rating Agency) of at least Baa3 (or such lower rating as Moody's shall approve in writing) and corporate trust powers under applicable federal and state laws and organized under the laws of the United States or any state thereof, the District of Columbia or the Commonwealth of Puerto Rico.

                          On or prior to the Closing Date, the Seller shall
                 deposit an amount equal to the Reserve Fund Initial Deposit into the Reserve Fund. The Reserve Fund shall not be part of the Trust but instead will be held for the benefit of the Holders of the Class

                 A Certificates, the Class B Certificates and the Class C Certificates. The Seller hereby acknowledges that the Reserve Fund Initial Deposit (and any investment earnings thereon) are owned directly by it, and the Seller hereby agrees to treat the same as its assets (and earnings) for federal income tax and all other purposes. On each Distribution Date, Excess Amounts will be deposited into the Reserve Fund by the Trustee to the extent set forth in Section 4.06(d).

                          (ii) In order to give effect to the subordination provided for herein and to assure availability of the amounts maintained in the Reserve Fund, the Seller hereby sells, conveys and transfers to the Trustee, as collateral agent, and its successors and assigns, the Reserve Fund Initial Deposit and all proceeds thereof and hereby pledges to the Trustee as collateral agent, and its successors and assigns, all other amounts deposited in or credited to the Reserve Fund from time to time under this Agreement, all earnings and distributions thereon and proceeds thereof (other than proceeds constituting interest or net investment earnings attributable to the investment of the Reserve Fund at the direction of the Servicer) subject, however, to the limitations set forth below, and solely for the purpose of securing and providing for payment of the Class A, Class B and Class C Distributable Amounts, together with any Class A, Class B and Class C Interest Carryover Shortfalls and Class A, Class B and Class C Principal Carryover Shortfalls, in accordance with Section
                 4.06 and this Section to have and to hold all the aforesaid property, rights and privileges unto the Trustee, its successors and assigns, in trust for the uses and purposes, and subject to the terms and provisions, set forth in this Section. The Trustee hereby acknowledges such transfer and accepts the trust hereunder and shall hold and distribute the Reserve Fund in accordance with the terms and provisions of this Section.

                 (b) Consistent with the limited purposes for which such trusts are granted, on each Distribution Date the amount on deposit in the Reserve Fund shall be available for, and applied to make, distributions as provided in Section 4.06. In addition, on each Distribution Date on which the amount on deposit in the Reserve Fund (after giving effect to all deposits thereto or withdrawals therefrom on such Distribution Date) is greater than the Specified Reserve Fund Balance, the Trustee will distribute any remaining amounts to the Seller. Upon any such distribution to the Seller, the Certificateholders will have no further rights in, or claims to, such amount.

                 (c)      (i)   Amounts held in the Reserve Fund shall be
                 invested in the manner specified in Section 4.01(b). Such investments shall not be sold or disposed of prior to their maturity. All such investments shall be made in the name of the Trustee, its Financial Intermediary or its nominee, in either case as collateral agent, and all income and gain realized thereon shall be solely for the benefit of the Seller and shall be payable by the Trustee to the Seller on each Distribution Date. Realized losses, if any, on investment of the Reserve Fund shall be charged first against undistributed investment earnings attributable to the Reserve Fund and then against the Reserve Fund.

                 (ii) With respect to the Reserve Fund, the Seller and the Trustee agree that:

                          (A) any Reserve Fund property that is held in deposit accounts shall be held solely in the name of the Trustee, as collateral agent, at the Trustee (in a segregated trust account if the deposits of the Trustee do not have the Required Rating) or at one or more depository institutions which are eligible to maintain the Reserve Fund as described in Section 4.07(a)(i); such deposit account shall be subject to the exclusive custody and control of the Trustee, and the Trustee shall have sole signature authority with respect thereto;

                          (B) any Reserve Fund property that constitutes Physical Property shall be delivered to the Trustee, as collateral agent, in accordance with paragraph (i) of the definition of the term "Delivery" and shall be held, pending maturity or disposition, solely by the Trustee, as collateral agent or a financial intermediary (as such term is defined in Section 8-313(4) of the UCC) acting solely for the Trustee, as collateral agent;

                          (C)     any Reserve Fund property that is a
                 book-entry security held through the Federal Reserve pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (ii) of the definition of the term "Delivery" and shall be maintained by the Trustee, as collateral agent, pending maturity or disposition, through continued book-entry registration of such Reserve Fund as described in such paragraph; and

                          (D)     any Reserve Fund property that is an
                 "uncertificated security" under Article Eight of the UCC and that is not governed by clause (C) above shall be delivered to the Trustee, as collateral agent, in accordance with paragraph
                 (iii) of the definition of the term "Delivery" and shall be maintained by the Trustee, as collateral agent, pending maturity or disposition, through continued registration of the Trustee's or its Financial Intermediary's (or its custodian's or its nominee's) ownership of such security, in its capacity as collateral agent.

         Effective upon Delivery of the Reserve Fund property in the form of Physical Property, book-entry securities or uncertificated securities, the Trustee shall be deemed to have purchased such Reserve Fund property for value, in good faith and without notice of any adverse claim thereto.

                 (iii) Each of the Seller and the Servicer agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments (including, without limitation, any UCC financing statements or this Agreement) as may be determined to be necessary, in an Opinion of Counsel to the Seller delivered to the Trustee, in order to perfect the interests created by this Section and otherwise fully to effectuate the purposes, terms and conditions of this Section. The Seller and/or the Servicer, as the case may be, shall:

                          (A) promptly execute, deliver and file any financing statements, amendments, continuation statements, assignments, certificates and other documents with respect to such interests and perform all such other acts as may be necessary in order to perfect or to maintain the perfection of the Trustee's security interest; and

                          (B) make the necessary filings of financing statements or amendments thereto within ten Business Days after the occurrence of any of the following: (1) any change in their respective corporate names or any trade names, (2) any change in the location of their respective chief executive offices or principal places of business and (3) any merger or consolidation or other change in their respective identities or corporate structures; and shall promptly notify the Trustee of any such filings.

                 (iv) The Trustee shall not enter into any subordination or intercreditor agreement with respect to the Reserve Fund.

         (d) Upon termination of the Trust pursuant to Section 10.01, any amounts on deposit in the Reserve Fund, after payment of all amounts due to the Certificateholders, shall be paid to the Seller.

     SECTION 4.08 [Reserved]

     SECTION 4.09 Net Deposits. For so long as TMCC shall be the Servicer, the Seller, the Servicer and the Trustee may make any remittances pursuant to this Article net of amounts to be distributed by the applicable recipient to such remitting party. Nonetheless, each such party shall account for all of the above described remittances and distributions as if the amounts were deposited and/or transferred separately.

     SECTION 4.10  Statements to Certificateholders.

     (a) On each Distribution Date, the Trustee shall include with each distribution to each Certificateholder of record the Servicer's Certificate furnished pursuant to Section 3.10, setting forth for the related Collection Period the following information as of the related Record Date or such Distribution Date, as the case may be:

                  (i) the amount of such distribution allocable to principal on each Class of Certificates;

                 (ii) the amount of such distribution allocable to interest on each Class of Certificates;

                 (iii) the Pool Balance as of the close of business on the last day of such Collection Period;

                 (iv) the amount of the Basic Servicing Fee paid to the Servicer with respect to the related Collection Period and the amount of any Supplemental Servicing Fee received by the Servicer with respect to such Collection Period;

                 (v) the amount of the Interest and Principal Carryover Shortfalls with respect to each Class of Certificates, if any, on such Distribution Date and the change in such amounts from the immediately preceding Distribution Date;

                 (vi) the Class A Certificate Balance, the Class B Certificate Balance, the Class C Certificate Balance and the Pool Factor with respect to each Class of Certificates as of such Distribution Date, in each case after giving effect to distributions in respect of principal reported under clause (i) above;

                 (vii) the amount otherwise distributable to the Class B Certificateholders and Class C Certificateholders that is distributed to the Class A Certificateholders on such Distribution Date, and the amount otherwise distributable to the Class C Certificateholders that is distributed to the Class B Certificateholders on such Distribution Date;

                 (viii) the balance on deposit in the Reserve Fund, after giving effect to distributions made on such Distribution Date, and the change in such balance from the immediately preceding Distribution Date;

                 (ix) the aggregate amount of Payments Ahead on deposit in the Payahead Account or held by the Servicer and the change in such amount from the immediately preceding Distribution Date;

                 (x) the amount of Outstanding Advances made in respect of such Collection Period and the amount of unreimbursed Advances on such Distribution Date; and

                 (xi) the Specified Reserve Fund Balance and the amount on deposit in the Reserve Fund after giving effect to all distributions, deposits and withdrawals made on such Distribution Date.

         (b) Within a reasonable period of time after the end of each calendar year, but not later than the latest date permitted by law, the Trustee shall mail a statement or statements prepared by the Servicer to each Person who at any time during such calendar year shall have been a Holder of a Class A, Class B or Class C Certificate, that reiterates the amounts set forth in clauses (i), (ii), (iv)
and (v) above for each Distribution Date during the preceding calendar year and that specifies in the aggregate the amounts set forth in clauses (i), (ii),
(iv) and (v) above for such calendar year for purposes of such Certificateholder's preparation of federal income tax returns. In addition, the Servicer shall furnish to the Trustee for distribution to each such Person at such time any other information that the Servicer actually knows is necessary under applicable law for the preparation of such income tax returns.

                                   ARTICLE V

                                THE CERTIFICATES

         SECTION 5.01 The Certificates. The Class A Certificates, the Class B Certificates and the Class C Certificates shall be substantially in the form attached hereto as Exhibit C, Exhibit D or Exhibit E, as the case may be. The Class A Certificates and Class B Certificates shall be issuable in minimum denominations of $1,000 and integral multiples in excess thereof. The Class C Certificates shall be issuable in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof, provided that one Class C Certificate, may be issued in a denomination that includes any remaining portion of the Original Class C Certificate Balance, respectively (each, a "Residual Certificate"). The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of a Responsible Officer and authenticated on behalf of the Trustee by the manual or facsimile signature of a Responsible Officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall be valid and binding obligations of the Trust, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. All Certificates shall be dated the date of their authentication.

         SECTION 5.02 Authentication and Delivery of Certificates. The Trustee shall cause to be authenticated and delivered to or upon the order of the Seller, in exchange for the Receivables and the other assets of the Trust, simultaneously with the sale, assignment and transfer to the Trust of the Receivables, and the constructive delivery to the Trustee on behalf of the Trust of the Receivable Files and the other components of the Trust, Certificates duly authenticated by the Trustee, in authorized denominations equaling in the aggregate the Original Pool Balance and evidencing the entire ownership of the Trust. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form set forth in the form of such Certificate attached hereto as Exhibit C, Exhibit D or Exhibit E, as the case may be, executed by the Trustee by manual or facsimile signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered under this Agreement.

         SECTION 5.03  Registration of Transfer and Exchange of Certificates.

         (a) The Certificate Registrar shall maintain a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and transfers and exchanges of Certificates as provided in this Agreement. The Trustee is hereby initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as provided in this Agreement In the event that, subsequent to the Closing Date, the Trustee notifies the Servicer that it is unable to act as Certificate Registrar, the Servicer shall appoint another bank or trust company, having an office or agency located in the Borough of Manhattan, The City of New York, agreeing to act in accordance with the provisions of this Agreement applicable to it, and otherwise acceptable to the Trustee, to act as successor Certificate Registrar under this Agreement.

        (b) Upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, the Trustee on behalf of the Trust shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class in authorized denominations of a like aggregate principal amount.

        (c) At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class of authorized denominations of a like aggregate principal amount, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee on behalf of the Trust shall execute, authenticate and deliver the Certificates that the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

        (d) No service or other charge shall be made for any registration of transfer or exchange of Certificates by the Trustee or the Servicer, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

        (e) All Certificates surrendered for registration of transfer or exchange shall be canceled and subsequently destroyed by the Trustee.

        (f) Registration of transfer and sale of the Class B Certificates and Class C Certificates shall be subject to the further conditions specified in
Section 5.04.

        (g) Each purchaser of a Class A Certificate or of a beneficial interest therein that is a Plan (as defined in Section 5.04(a)(i)) shall be deemed to have represented and warranted, by accepting such Certificate or beneficial interest, that such purchaser is an "accredited investor" as defined in Rule 501(a) under the Securities Act.

        SECTION 5.04 Registration of Transfer and Exchange of Class B Certificates and Class C Certificates.

        (a) No transfer of a Class B Certificate or Class C Certificate, or beneficial interest therein, shall be made unless the Trustee shall have received a representation from the transferee thereof substantially in the form of Exhibit F to the effect that:


                          (i) such transferee (A) is not an employee benefit plan or arrangement subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code (a "Plan"), nor a person acting on behalf of a Plan nor using the assets of a Plan to effect such transfer, and (B) is not an insurance company purchasing a Class B Certificate or Class C Certificate with funds contained in an "insurance company general account" or "insurance company separate account" (as defined in Section V(e) of

                 Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) as to which there is a Plan with respect to which the amount of such general account's reserves and liabilities for the contracts held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTCE 95-60) or by the same employee organization exceed 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTCE 95-60) at the date of acquisition; or

                          (ii) such transferee is a Plan or a person acting on behalf of a Plan or using the assets of a Plan to effect such transfer, or is an insurance company purchasing a Class B Certificate or Class C Certificate with funds contained in an insurance company general account or insurance company separate account, having attached thereto an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of either the Trustee or the Trust Fund, addressed to the Trustee and the Seller, to the effect that the purchase or holding of such Class B Certificate or Class C Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee to any obligation in addition to those expressly undertaken in this Agreement or to any liability.

         For purposes of the preceding sentence, with respect to a Class B Certificate or Class C Certificate that is a Book- Entry Certificate, the representations contained in clause (i) above shall be deemed to have been made to the Trustee by the transferee's (including an initial acquiror's) acceptance of such Certificate. Notwithstanding anything else to the contrary herein, any purported transfer of a Class B Certificate or Class C Certificate, or a beneficial interest therein, to or on behalf of an employee benefit plan subject to ERISA or to the Code or a person acting on behalf of a Plan or using the assets of a Plan to effect such transfer or to an insurance company purchasing with funds from a general account not exempt pursuant to PTCE 95-60 without the delivery to the Trustee of an opinion of counsel described in clause (ii) above shall be void and of no effect.

         (b) To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any Class B Certificate or Class C Certificate that is in fact not permitted by Section 5.03(a) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Pooling and Servicing Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

         (c) No transfer of a Class C Certificate or beneficial interest therein shall be made outside of the PORTAL system unless, as evidenced by delivery of an Opinion of Counsel to such effect, such transfer is not subject to registration under the Securities Act or any applicable state securities laws. Any such Opinion of Counsel shall not be obtained at the expense of the Trustee, the Trust, the Seller or the Servicer. The Holder of a Class C Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with the

Securities Act and such state laws. Neither the Seller, the Servicer nor the Trustee or the Trust is under an obligation to register the Class C Certificates under the Securities Act or any state securities law.

         (d) The Class B Certificates and Class C Certificates, this Agreement and related documents may be amended or supplemented from time to time to modify restrictions on and procedures for resale and other transfer of such Class B Certificates and Class C Certificate to reflect any change in applicable law or regulation (or the interpretation thereof) or practices relating to the resale or transfers of restricted securities generally.

         SECTION 5.05  Mutilated, Destroyed, Lost or Stolen Certificates.  If
(i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Certificate Registrar and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice that such Certificate has been acquired by a bona fide purchaser, the Trustee on behalf of the Trust shall execute and the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and fractional undivided interest. In connection with the issuance of any new Certificate under this Section, the Trustee may require the payment by the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

         If, after the delivery of such replacement Certificate or payment of a destroyed, lost or stolen Certificate, a bona fide purchaser of the original Certificate in lieu of which such replacement Certificate was issued presents for payment such original Certificate, the Seller and the Trustee shall be entitled to recover such replacement Certificate (or such payment) from the Person to whom it was delivered or any Person taking such replacement Certificate from such Person to whom such replacement Certificate was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Seller or the Trustee in connection therewith.

         SECTION 5.06 Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Trustee, the Certificate Registrar and any of their respective agents may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.06 and for all other purposes whatsoever, and neither the Trustee, the Certificate Registrar nor any of their respective agents shall be affected by any notice to the contrary.

         SECTION 5.07 Access to List of Certificateholders' Names and Addresses. The Certificate Registrar shall furnish or cause to be furnished to the Servicer, within 15 days after receipt by the Certificate Registrar of a written request therefor from the Servicer, a list of the names and addresses of the Certificateholders as of the most recent Record Date. If three or more Certificateholders, or one or more Holders of Class A, Class B or Class C Certificates evidencing not less than 25% of the Voting Interests thereof (hereinafter referred to as "Applicants"), apply in writing to the Trustee, and such application states that the Applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and such application is accompanied by a copy of the communication that such Applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such Applicants access, during normal business hours, to the current list of Certificateholders. Every Certificateholder, by receiving and holding a Certificate, agrees with the Servicer and the Trustee that neither the Servicer nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders under this Agreement, regardless of the source from which such information was derived.

         SECTION 5.08 Maintenance of Office or Agency. The Trustee shall maintain in The City of New York, an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served. The Trustee initially shall designate the Corporate Trust Office as its office for such purposes. The Trustee shall give prompt written notice to the Seller, the Servicer and to Certificateholders of any change in the location of the Certificate Register or any such office or agency.

         SECTION 5.09 Temporary Certificates. Pending the preparation of definitive Certificates of any Class, the Trustee, on behalf of the Trust, may execute, authenticate and deliver, temporary Certificates of any Class that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Certificates of any Class in lieu of which they are issued. If temporary Certificates of any Class are issued, the Seller will cause definitive Certificates of any Class to be prepared without unreasonable delay. After the preparation of definitive Certificates of any Class, the temporary Certificates of any Class shall be exchangeable for definitive Certificates of any Class upon surrender of the temporary Certificates of any Class at the office or agency to be maintained as provided in Section 5.08, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates of any Class, the Trustee on behalf of the Trust shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Certificates of any Class in authorized denominations. Until so exchanged the temporary Certificates of any Class shall in all respects be entitled to the same benefits under this Agreement as definitive Certificates of any Class.

         SECTION 5.10 Book-Entry Certificates. The Class A Certificates, Class B Certificates and Class C Certificates, upon original issuance (except for the Residual Certificates) initially shall be issued as Book-Entry Certificates, to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Seller. The certificates delivered to DTC evidencing such Certificates shall initially be registered on the Certificate Register in the name of CEDE & CO., the nominee of the initial Clearing Agency, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner's interest in the Class A,] Class B, or Class C Certificates, except as provided in Section 5.12. Subject to Section 5.12, unless and until definitive, fully registered Certificates of any Class (the "Definitive Certificates") have been issued to Certificate Owners pursuant to Section 5.12:

                 (i) the provisions of this Section shall be in full force and effect;

                          (ii) the Seller, the Servicer, the Certificate Registrar and the Trustee may deal with the Clearing Agency for all purposes (including the making of distributions on the Certificates and the giving of instructions or directions hereunder) as the authorized representative of the Certificate Owners;

                          (iii) to the extent that the provisions of this Section conflict with any other provisions of this Agreement, the provisions of this Section shall control;

                          (iv) the rights of Certificate Owners shall be exercised only through the Clearing Agency (or through procedures established by the Clearing Agency) and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants. Unless and until Definitive Certificates are issued pursuant to Section 5.12, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Certificates to such Clearing Agency Participants; and

                          (v) whenever this Agreement requires or permits actions to be taken based upon instructions or directions of Holders of Certificates evidencing a specified percentage of the Voting Interests of any Class or both Classes the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Certificate Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in such Certificates and has delivered such instructions to the Trustee.

         SECTION 5.11 Notices to Clearing Agency. Whenever notice or other communication to any Certificateholders is required under this Agreement, other than to the Holder of a Residual Certificate, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 5.12, the Trustee and the Servicer shall give all such notices and communications specified herein to be given to Holders of Certificates to the Clearing Agency.

         SECTION 5.12 Definitive Certificates. On the Closing Date, the Class C Certificate that is a Residual Certificate will be issued in fully registered form as a Definitive Certificate. If (i)(A) the Seller advises the Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities as described in the Letter of Representations (a form of which is attached hereto as Exhibit G) and (B) the Trustee or the Seller is unable to locate a qualified successor, (ii) the Seller at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency, or (iii) after the occurrence of an Event of Default, Certificate Owners representing in the aggregate not less than 51% of the voting interests of the Class A Certificates, Class B Certificates and Class C Certificates, acting as a single Class, advise the Trustee and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificate Owners, then the Trustee shall notify all Certificate Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to

Certificate Owners requesting the same. Upon surrender to the Trustee of the Class A Certificates, Class B Certificates or Class C Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trustee shall issue the Definitive Certificates and deliver such Definitive Certificates in accordance with the instructions of the Clearing Agency. Neither the Seller, the Certificate Registrar nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Trustee shall recognize the Holders of the Definitive Certificates as Class A, Class B or Class C Certificateholders hereunder. The Trustee shall not be liable if the Trustee or the Seller is unable to locate a qualified successor Clearing Agency.

                                   ARTICLE VI

                                   THE SELLER

         SECTION 6.01 Representations of Seller. The Seller shall make the following representations on which the Trustee shall rely in accepting the Receivables in trust and executing and authenticating the Certificates. The representations shall speak as of the execution and delivery of this Agreement and shall survive the sale of the Receivables to the Trustee.

                 (a) Organization and Good Standing. The Seller shall have been duly organized and shall be validly existing as a corporation in good standing under the laws of the State of California, with corporate power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted, and had at all relevant times, and shall now have, corporate power, authority and legal right to acquire, own and sell the Receivables.

                 (b) Due Qualification. The Seller shall be duly qualified to do business as a foreign corporation in good standing, and shall have obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

                 (c) Power and Authority. The Seller shall have the corporate power and authority to execute and deliver this Agreement and to carry out its terms; the Seller shall have full corporate power and authority to sell and assign the property to be sold and assigned to and deposited with the Trustee as part of the Trust and shall have duly authorized such sale and assignment to the Trustee by all necessary corporate action; and the execution, delivery and performance of this Agreement shall have been duly authorized by the Seller by all necessary corporate action.

                 (d) Valid Sale; Binding Obligations. This Agreement shall evidence a valid sale, transfer and assignment of the Receivables, enforceable against creditors of and purchasers from the Seller; and shall constitute a legal, valid and binding obligation of the Seller enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally or by general equity principles.

                 (e) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms of this Agreement shall not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Seller or any indenture, agreement or other instrument to which the Seller is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement), nor violate any law or, to the best of the Seller's knowledge, any order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties which breach, default, conflict, lien or violation would have a material adverse effect on the earnings, business affairs or business prospects of the Seller.

                 (f) No Proceedings. There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or to the Seller's knowledge, threatened, against or affecting the Seller: (i) asserting the invalidity of this Agreement or the Certificates, (ii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or the Certificates, or (iv) relating to the Seller and which might adversely affect the federal income tax attributes of the Certificates.

         SECTION 6.02 Liability of Seller; Indemnities. The Seller shall be liable in accordance with this Agreement only to the extent of the obligations in this Agreement specifically undertaken by the Seller in such capacity under this Agreement and shall have no other obligations or liabilities hereunder.

         SECTION 6.03 Merger or Consolidation of, or Assumption of the Obligations of, Seller; Certain Limitations.

                 (a) Any corporation (i) into which the Seller may be merged or consolidated, (ii) which may result from any merger, conversion or consolidation to which the Seller shall be a party, or
         (iii) which may succeed to all or substantially all of the business of the Seller, which corporation in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Seller under this Agreement, shall be the successor to the Seller under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement, except that if the Seller in any of the foregoing cases is not the surviving entity, then the surviving entity shall execute an agreement of assumption to perform every obligation of the Seller hereunder.
         The Seller shall provide notice of any merger, consolidation or succession pursuant to this Section to each Rating Agency and shall receive from each Rating Agency a letter to the effect that such merger, consolidation or succession will not result in a qualification, downgrading or withdrawal of the then-current ratings on the Rated Certificates.

                          (b) (i) Subject to paragraph (ii) below, the purpose of the Seller shall be to engage in any lawful activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

                          (ii) Notwithstanding paragraph (b)(i) above, the purpose of the Seller shall be limited to the following purposes, and activities incident to and necessary or convenient to accomplish the following purposes: (A) to acquire from time to time





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
                 from the Servicer, all right, title and interest in and to receivables or leases arising out of or relating to the sale or lease of new or used motor vehicles (including automobiles and light trucks) or industrial equipment, wholesale loans secured by new or used motor vehicles (including automobiles and light duty trucks) or industrial equipment, moneys due thereunder, security interests in the vehicles or industrial equipment financed thereby, proceeds from claims on insurance policies related thereto and related rights (collectively, "Automobile Receivables"); (B) to acquire, own, hold, service, sell, assign, pledge and otherwise deal with the Automobile Receivables, collateral securing the Automobile Receivables, related insurance policies, agreements with the Servicer and any proceeds or further rights associated with any of the foregoing; (C) to transfer Automobile Receivables to grantor trusts or owner trusts (the "Additional Trusts") pursuant to pooling and servicing agreements or similar agreements (the "Additional Agreements") to be entered into by and among the Servicer, as servicer, the Seller and the trustee named therein; (D) to sell any class of asset-backed certificates or other securities issued by the Additional Trusts under the related Additional Agreements ("Offered Certificates"); (E) to hold and enjoy all of the rights and privileges of any Offered Certificates issued by the Additional Trusts to the Seller under the related Additional Agreements; (F) to perform its obligations under the Additional Agreements; and (G) to engage in any activity and to exercise any powers permitted to corporations under the laws of the State of California that are related or incidental to the foregoing and necessary, convenient or advisable to accomplish the foregoing.

                          (iii) So long as any outstanding debt of the Seller or Offered Certificates are rated by any nationally recognized statistical rating agency, the Seller shall not issue unsecured notes or otherwise borrow money unless (A) the Seller has made a written request to the related nationally recognized rating agency to issue unsecured notes or incur borrowings and such notes or borrowings are rated by the related nationally recognized rating agency the same as or higher than the rating afforded any outstanding rated debt or Offered Certificates, or (B) such notes or borrowings (1) are fully subordinated (and which shall provide for payment only after payment in respect of all outstanding rated debt and/or Offered Certificates) or are nonrecourse against any assets of the Seller other than the assets pledged to secure such notes or borrowings, (2) do not constitute a claim against the Seller in the event such assets are insufficient to pay such notes or borrowings, and (3) where such notes or borrowings are secured by the rated debt or Offered Certificates, are fully subordinated (and which shall provide for payment only after payment in respect of all outstanding rated debt and/or Offered Certificates) to such rated debt or Offered Certificates.

                 (c) Notwithstanding any other provision of this Section and any provision of law, the Seller shall not do any of the following:

                          (i) engage in any business or activity other than as set forth in clause (b) above;





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                          (ii)    without the affirmative vote of a majority of
                 the members of the Board of Directors of the Seller (which must include the affirmative vote of all duly appointed Independent Directors, as required by the articles of incorporation and bylaws of the Seller), (A) dissolve or liquidate, in whole or in part, or institute proceedings to be adjudicated bankrupt or insolvent, (B) consent to the institution of bankruptcy or insolvency proceedings against it, (C) file a petition seeking or consent to reorganization or relief under any applicable federal or state law relating to bankruptcy, (D) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the corporation or a substantial part of its property, (E) make a general assignment for the benefit of creditors, (F) admit in writing its inability to pay its debts generally as they become due, or (G) take any corporate action in furtherance of the actions set forth in clauses (A) through
                 (F) above, provided, however, that no director may be required by any shareholder of the Seller to consent to the institution of bankruptcy or insolvency proceedings against the Seller so long as it is solvent; or

                          (iii)   merge or consolidate with any other
                 corporation, company or entity or sell all or substantially all of its assets or acquire all or substantially all of the assets or capital stock or other ownership interest of any other corporation, company or entity (except for the acquisition of Automobile Receivables of TMCC and the sale of Automobile Receivables to one or more trusts in accordance with the terms of clause (b)(ii) above, which shall not be otherwise restricted by this Section 6.03(c)).

         SECTION 6.04 Limitation on Liability of Seller and Others. The Seller and any director or officer or employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its obligations as Seller of the Receivables under this Agreement and that in its opinion may involve it in any expense or liability.

         SECTION 6.05 Seller May Own Certificates. The Seller and any Person controlling, controlled by or under common control with the Seller may in its individual or any other capacity become the owner or pledgee of Certificates with the same rights as it would have if it were not the Seller or an affiliate thereof except as otherwise specifically provided in the definition of the term "Certificateholder." Certificates so owned by or pledged to the Seller or such controlling or commonly controlled Person shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among all of the Certificates, except as set forth herein with respect to certain rights to vote, consent or give directions to the Trustee as a Holder.

         SECTION 6.06 No Transfer. The Seller hereby covenants that, except as otherwise provided in this Agreement, it will not transfer, pledge or assign to any Person any part of its right to receive any Excess Amounts pursuant to
Section 4.06(d)(iii) unless it has first delivered to the Trustee





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
and each Rating Agency an Opinion of Counsel in form and substance satisfactory to the Trustee stating that such transfer will not (i) adversely affect the status of the Trust as a grantor trust pursuant to subpart E, part I of subchapter J of the Code and (ii) cause the Reserve Fund to be taxable as a corporation under the Code. The Seller shall give written notice to each Rating Agency of any proposed transfer, pledge or assignment to any Person of all or any part of its right to receive Excess Amounts pursuant to Section 4.06(d)(iii).





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                                  ARTICLE VII

                                  THE SERVICER

         SECTION 7.01 Representations of Servicer. The Servicer shall make the following representations on which the Trustee shall rely in accepting the Receivables in trust and executing and authenticating the Certificates. The representations shall speak as of the execution and delivery of this Agreement and shall survive the sale of the Receivables to the Trustee.

                 (a) Organization and Good Standing. The Servicer shall have been duly organized and shall be validly existing as a corporation in good standing under the laws of the State of California, with corporate power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted, and had at all relevant times, and shall now have, corporate power, authority and legal right to acquire, own, sell and service the Receivables and to hold the Receivable Files as custodian on behalf of the Trustee.

                 (b) Due Qualification. The Servicer shall be duly qualified to do business as a foreign corporation in good standing, and shall have obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Receivables as required by this Agreement) shall require such qualifications.

                 (c) Power and Authority. The Servicer shall have the corporate power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement shall have been duly authorized by the Servicer by all necessary corporate action.

                 (d) Binding Obligations. This Agreement shall constitute a legal, valid and binding obligation of the Servicer enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally or by general principles of equity.

                 (e) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms of this Agreement shall not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Servicer, or conflict with or breach any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement or other instrument to which the Servicer is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement); nor violate any law or, to the best of the Servicer's knowledge, any order, rule or regulation applicable to the Servicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties; which breach, default,





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
         conflict, lien or violation would have a material adverse effect on the earnings, business affairs or business prospects of the Servicer.

                 (f) No Proceedings. There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or to the Servicer's knowledge,
         threatened, against or affecting the Servicer:    (i) asserting the
         invalidity of this Agreement or the Certificates, (ii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement or the Certificates or (iv) relating to the Servicer and which might adversely affect the federal income tax attributes of the Certificates.

         SECTION 7.02  Liability of Servicer; Indemnities.

                 (a) The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under this Agreement and shall have no other obligations or liabilities under this Agreement. Such obligations shall include the following:

                          (i) the Servicer shall defend, indemnify and hold harmless the Trustee, the Trust and the Certificateholders from and against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation arising out of or resulting from the use or operation by the Servicer or any affiliate thereof of any Financed Vehicle;

                          (ii) the Servicer shall indemnify, defend and hold harmless the Trustee and the Trust from and against any taxes that may at any time be asserted against the Trustee or the Trust with respect to the transactions contemplated in this Agreement, including, without limitation, any sales, gross receipts, general corporation, tangible or intangible personal property, privilege or license taxes (but not including any taxes asserted with respect to, and as of the date of, the sale of the Receivables to the Trust or the issuance and original sale of the Certificates, or asserted with respect to ownership of the Receivables, or federal or other income taxes arising out of distributions on the Certificates) and costs and expenses in defending against the same;

                          (iii) the Servicer shall indemnify, defend and hold harmless the Trustee, the Trust and the Certificateholders from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, and was imposed upon the Trustee, the Trust or the Certificateholders through the negligence, willful misfeasance or bad faith of the Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement; and





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
                 (iv) the Servicer shall indemnify, defend and hold harmless the Trustee from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties contained in this Agreement, except to the extent that such cost, expense, loss, claim, damage or liability: (A) shall be due to the willful misfeasance, bad faith or negligence of the Trustee (B) shall arise from the breach by the Trustee of any of its representations or warranties set forth in Section 9.14, (C) relates to any tax other than the taxes with respect to which either the Seller or the Servicer shall be required to indemnify the Trustee, or
                 (D) shall arise out of or be incurred in connection with the performance by the Trustee of the duties of a Successor Servicer under this Agreement.

                 (b) Indemnification under this Section shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Servicer has made any indemnity payments pursuant to this Section and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts collected to the Servicer, without interest, so long as no amounts are outstanding to the Trustee.

                 (c) The provisions of this Section shall survive the resignation or removal of the Trustee and the termination of this Agreement.

         SECTION 7.03 Merger or Consolidation of, or Assumption of the Obligations of, the Servicer. Any corporation (i) into which the Servicer may be merged or consolidated, (ii) which may result from any merger, conversion or consolidation to which the Servicer shall be a party or (iii) which may succeed to all or substantially all of the business of the Servicer, which corporation in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Servicer under this Agreement, shall be the successor to the Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement. The Servicer shall provide notice of any merger, consolidation or succession pursuant to this Section to the Trustee and each Rating Agency.

         SECTION 7.04  Limitation on Liability of Servicer and Others.

                 (a) Neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability to the Trust, the Trustee or the Certificateholders, except as provided in this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.





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
                 (b) Except as provided in this Agreement, the Servicer shall not be under any obligation to appear in, prosecute, or defend any legal action that shall not be incidental to its duties to service the Receivables in accordance with this Agreement, and that in its opinion may involve it in any expense or liability; provided, however, that the Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties to this Agreement and the interests of the Certificateholders under this Agreement.

                 (c) The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement. The Servicer shall not be under any obligation to appear in, prosecute, nor defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

         SECTION 7.05  Servicer Not to Resign.  Subject to the provisions of
Section 7.03, TMCC shall not resign from the obligations and duties hereby imposed on it as Servicer under this Agreement except upon determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law. Notice of any such determination permitting the resignation of TMCC shall be communicated to the Trustee at the earliest practicable time and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee concurrently with or promptly after such notice. No such resignation shall become effective until the Trustee or a successor Servicer shall have assumed the responsibilities and obligations of TMCC in accordance with Section 8.03.





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                                  ARTICLE VIII

                               EVENTS OF DEFAULT

         SECTION 8.01 Events of Default. For purposes of this Agreement, each of the following shall constitute an "Event of Default":

                 (a) any failure by the Servicer to deliver to the Trustee the Servicer's Certificate for the related Collection Period, or any failure by the Servicer (or, so long as the Servicer is TMCC, the Seller) to deliver to the Trustee, for distribution to Certificateholders, any proceeds or payment required to be so delivered under the terms of the Certificates or this Agreement, in each case that continues unremedied for a period of three Business Days after discovery by an officer of the Servicer (or, so long as the Servicer is TMCC, the Seller) or written notice has been given (i) to the Servicer by the Trustee or (ii) to the Trustee and the Servicer (or, so long as the Servicer is TMCC, the Seller) by holders of Certificates evidencing not less than 25% of the Voting Interests of the Class A Certificates, the Class B Certificates and the Class C Certificates, voting together as a single class; or

                 (b) failure on the part of the Servicer (or so long as the Servicer is TMCC, the Seller) duly to observe or to perform in any material respect any other covenants or agreements of the Servicer (or so long as the Servicer is TMCC, the Seller) set forth in the Certificates or in this Agreement, which failure shall (i) materially and adversely affect the rights of the Trust and (ii) continue unremedied for a period of 90 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Servicer or the Seller, as the case may be, by the Trustee or (B) to the Trustee and the Servicer or the Seller, as the case may be, by holders of Certificates evidencing not less than 25% of the Voting Interests of Class A Certificates, the Class B Certificates and the Class C Certificates, voting together as a single class; or

                 (c) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee in bankruptcy, conservator, receiver or liquidator for the Servicer (or, so long as the Servicer is TMCC, the Seller) in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of their respective affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

                 (d) the consent by the Servicer (or, so long as the Servicer is TMCC, the Seller) to the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer (or, so long as the Servicer is TMCC, the Seller) of or relating to substantially all of their property, or the Servicer (or, so long as the Servicer is TMCC, the Seller) shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization





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
         statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

         SECTION 8.02 Consequences of an Event of Default. If an Event of Default shall occur and be continuing, so long as such Event of Default has not been cured or waived, either the Trustee or the Holders of Certificates evidencing not less than 51% of the voting interests of the Class A Certificates, the Class B Certificates and the Class C Certificates, voting together as a single class (but excluding for purposes of such calculation and action all Certificates held by the Seller, the Servicer or any of their affiliates), by notice then given in writing to the Servicer (and to the Trustee if given by Certificateholders), may terminate all of the rights and obligations of the Servicer under this Agreement. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates, the Receivables or otherwise, shall, without further action, pass to and be vested in the Trustee pursuant to and under this Section or such Successor Servicer as may be appointed under Section 8.03; and, without limitation, the Trustee shall be hereby authorized and empowered to execute and deliver, on behalf of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents, or otherwise. The predecessor Servicer shall cooperate with the Successor Servicer and the Trustee in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement, including, without limitation, the transfer to the Successor Servicer for administration by it of all cash amounts that shall at the time be held by the predecessor Servicer for deposit, or have been deposited by the predecessor Servicer, in the Accounts or the Reserve Fund or thereafter received with respect to the Receivables and all Payments Ahead that shall at that time be held by the predecessor Servicer. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Receivable Files to the Successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses. Notwithstanding the foregoing, in the event the predecessor Servicer is the Trustee, the original Servicer hereunder shall reimburse the Trustee for all reasonable costs and expenses as described in the immediately preceding sentence.

         SECTION 8.03 Trustee to Act; Appointment of Successor Servicer. On and after the time the Servicer receives a notice of termination pursuant to
Section 8.02 or tenders its resignation pursuant to Section 7.05, the Trustee shall, by an instrument in writing, assume the rights and responsibilities of the Servicer in its capacity as Servicer under this Agreement and the transactions set forth or provided for in this Agreement, and shall be subject to all the responsibilities, restrictions, duties and liabilities relating thereto placed on the Servicer by the terms and provisions of this Agreement. As compensation therefor, the Trustee shall be entitled to such compensation (whether payable out of the Collection Account or otherwise) as the Servicer would have been entitled to under this Agreement if no such notice of termination or resignation had been given. Notwithstanding the foregoing, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established institution, having a net worth of not less than $50,000,000 and whose regular business includes the servicing of automobile and/or light duty truck receivables, as the successor to the





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
Servicer under this Agreement, provided that the appointment of any such successor to the Servicer will not result in the qualification, reduction or withdrawal of the rating then assigned to any Class of Rated Certificates by either Rating Agency. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on or in respect of the Receivables as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the original Servicer under this Agreement. The Trustee and such Successor Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Trustee shall not be relieved of its duties as Successor Servicer under this Section until the newly appointed Servicer shall have assumed the responsibilities and obligations of the Servicer under this Agreement.

         SECTION 8.04 Notification to Certificateholders. Upon a Responsible Officer of the Trustee obtaining actual knowledge of (i) the occurrence of an Event of Default and the expiration of any cure period applicable thereto or
(ii) any termination of, or appointment of a successor to, the Servicer pursuant to this Section, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.

         SECTION 8.05 Waiver of Past Defaults. The Holders of Certificates evidencing not less than 51% of the voting interests of the Class A Certificates, the Class B Certificates and the Class C Certificates, voting together as a single class (but excluding for purposes of such calculation and action all Certificates held by the Seller, the Servicer or any of their affiliates), may, waive any Event of Default or default by the Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to or payments from the Certificate or Payahead Accounts or the Reserve Fund in accordance with this Agreement or in respect of a covenant or provision of this Agreement that under Section 11.01 cannot be modified or amended without the consent of the Holder of each Certificate.
Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

         SECTION 8.06 Repayment of Advances. If a Successor Servicer replaces the Servicer, the predecessor Servicer shall be entitled to receive reimbursement for Outstanding Advances pursuant to Sections 4.03 and 4.04, in the manner specified in Section 4.06, with respect to all Advances made by the predecessor Servicer.





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                                   ARTICLE IX

                                  THE TRUSTEE

         SECTION 9.01  Duties of Trustee.

                 (a) The Trustee, both prior to and after the occurrence of an Event of Default, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If, to the actual knowledge of a Responsible Officer of the Trustee, an Event of Default has occurred and has not been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs; provided, however, that if the Trustee assumes the duties of the Servicer pursuant to
         Section 8.03, the Trustee in performing such duties shall use the degree of skill and attention customarily exercised by a servicer with respect to automobile and/or light duty truck receivables that it services for itself or others.

                 (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that shall be specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

                 (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, its own bad faith or its own willful misfeasance; provided, however, that:

                          (i) prior to the occurrence of an Event of Default actually known to a Responsible Officer of the Trustee, and after the curing or waiving of all such Events of Default that may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee, the permissive right of the Trustee to do things enumerated in this Agreement shall not be construed as a duty and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

                          (ii) the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in performing its duties in accordance with the terms of this Agreement; and





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                          (iii)   the Trustee shall not be personally liable
                 with respect to any action taken, suffered or omitted to be taken in good faith in accordance with the direction of the Holders of Class A Certificates, Class B Certificates or Class C Certificates evidencing not less than 25% of the Voting Interests of the related Class relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

                 (d) The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties under this Agreement, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement.

                 (e) Except for actions expressly authorized by this Agreement, the Trustee shall take no action reasonably likely to impair the security interests created or existing under any Receivable or to impair the value of any Receivable.

                 (f) All information obtained by the Trustee regarding the Obligors and the Receivables, whether upon the exercise of its rights under this Agreement or otherwise, shall be maintained by the Trustee in confidence and shall not be disclosed to any other Person, unless such disclosure is required by this Agreement or any applicable law or regulation.

         SECTION 9.02 Trustee's Certificate. On or as soon as practicable after each date on which the Servicer shall purchase Administrative Receivables or the Seller shall repurchase Warranty Receivables, the Trustee shall, upon receipt of written notice of such purchase or repurchase, as the case may be, submit to the Servicer or the Seller, as applicable, a Trustee's Certificate (substantially in the form attached hereto as Exhibit B), identifying the purchaser and the Receivables so purchased, executed by the Trustee and completed as to its date and the date of this Agreement, and accompanied by a copy of the Servicer's Certificate for the related Collection Period. The Trustee's Certificate submitted with respect to such Distribution Date shall operate, as of such Distribution Date, as an assignment, without recourse, representation or warranty, to the Seller or the Servicer, as the case may be, of all the Trustee's right, title and interest in and to such Administrative Receivable or Warranty Receivable and to the other property conveyed to the Trust pursuant to Section 2.01 with respect to such Administrative Receivable or Warranty Receivable, and all security and documents relating thereto, such assignment being an assignment outright and not for security.

         SECTION 9.03 Trustee's Assignment of Administrative Receivables and Warranty Receivables. With respect to all Administrative Receivables and all Warranty Receivables, the Trustee shall, by a Trustee's Certificate (substantially in the form attached hereto as Exhibit B) assign, without recourse, representation or warranty, to the Seller or the Servicer as applicable, all





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the Trustee's right, title and interest in and to each such repurchased
Receivable and the other property conveyed to the Trust pursuant to Section
2.01 with respect to such Receivable, and all security and any documents relating thereto, such assignment being an assignment outright and not for security; and the Seller or the Servicer, as applicable, shall thereupon own each such Receivable, and all such related security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto. If in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a repurchased Receivable on the ground that it is not a real party in interest or a holder entitled to enforce the Receivable, the Trustee on behalf of the Trust shall, at the Servicer's written direction and expense, take such reasonable steps as the Trustee deems necessary to enforce the Receivable, including bringing suit in the Trust's name or the names of the Certificateholders.

         SECTION 9.04  Certain Matters Affecting the Trustee.

                 (a)      Except as otherwise provided in Section 9.01:

                          (i) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                          (ii) the Trustee may consult with counsel and any advice of counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it under this Agreement in good faith and in accordance with such advice of counsel or Opinion of Counsel;

                          (iii) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or in relation to this Agreement, at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby; nothing contained in this Agreement shall, however, relieve the Trustee of the obligations, upon the occurrence of an Event of Default actually known to a Responsible Officer of the Trustee (that shall not have been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

                          (iv) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;





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                          (v)     prior to the occurrence of an Event of
                 Default and after the curing or waiving of all Events of Default that may have occurred, the Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates evidencing not less than 25% of the Voting Interests of a Class; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Seller or, if paid by the Trustee, shall be reimbursed by the Seller upon demand; and nothing in this clause shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors; and

                          (vi) the Trustee may execute any of the trusts or powers under this Agreement or perform any duties under this Agreement either directly or by or through agents or attorneys or a custodian and shall not be liable or responsible for the misconduct or negligence of any of its agents or attorneys or a custodian appointed with due care by the Trustee.

                 (b) No Certificateholder will have any right to institute any proceeding with respect to this Agreement, unless such Holder shall have given to the Trustee written notice of default and (i) the Event of Default arises from the Servicer's failure to remit collections or payments when due or (ii) the Holders Certificates evidencing not less than 25% of the Voting Interests of a Class have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder, and have offered to the Trustee reasonable indemnity, and the Trustee for 30 days has neglected or refused to institute any such proceedings.

         SECTION 9.05 Limitation on Trustee's Liability. The Trustee shall make no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the execution by the Trustee on behalf of the Trust of, or the certificate of authentication on, the Certificates), or of any Receivable or related document. The Trustee shall have no obligation to perform any of the duties of the Seller or the Servicer unless explicitly set forth in this Agreement. The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any security interest in any Financed Vehicle or any Receivable, or the perfection and priority of such a security interest or the maintenance of any such perfection and priority, or for or with respect to the efficacy of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including without limitation, the existence, condition, location and ownership of any Financed Vehicle; the existence and enforceability of any physical damage or credit life or credit disability insurance; the existence and contents of any Receivable or any computer or other record thereof; the validity of the assignment of any Receivable to the Trust or of any intervening assignment; the completeness of any Receivable; the performance or





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enforcement of any Receivable; the compliance by the Seller or the Servicer with any covenant or the breach by the Seller or the Servicer of any warranty or representation made under this Agreement or in any related document and the accuracy of any such warranty or representation prior to the Trustee's receipt of notice or other discovery of any noncompliance therewith or any breach thereof; any investment of monies by the Servicer or any loss resulting therefrom (it being understood that the Trustee shall remain responsible as Trustee for any Trust property that it may hold); the acts or omissions of the Seller, the Servicer or any Obligor; any action of the Servicer taken in the name of or as the agent of the Trustee; or any action by the Trustee taken at the instruction of the Servicer; provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement. Except with respect to a claim based on the failure of the Trustee to perform its duties under this Agreement or based on the Trustee's negligence or willful misconduct, bad faith or negligence, no recourse shall be had for any claim based on any provision of this Agreement, the Certificates or any Receivable or assignment thereof against the institution serving as Trustee in its individual capacity. The Trustee shall not have any personal obligation, liability or duty whatsoever to any Certificateholder or any other Person with respect to any such claim, and any such claim shall be asserted solely against the Trust or any indemnitor who shall furnish indemnity as provided in this Agreement. The Trustee shall not be accountable for the use or application by the Seller of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Servicer in respect of the Receivables. The Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder (unless the Trustee shall have become the successor Servicer) or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Agreement.

         It is expressly understood and agreed by the parties hereto that (i) each of this Agreement and the Certificates is executed and delivered by the Trustee, not in its individual capacity but solely as trustee of the Trust in the exercise of its powers and authority conferred and vested in it, (ii) each of the representations (other than the representations and warranties of the Trustee set forth in Section 9.14), undertakings and agreements herein made on the part of the Trust is made and intended not as a representation, undertaking or agreement by the Trustee in its individual capacity, but is made and intended for the purpose of binding only the Trust and (iii) under no circumstances shall the Trustee in its individual capacity be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or the Certificates.

         The Trustee will not be responsible for any losses incurred in connection with investments in Eligible Investments made in accordance with the terms of this Agreement, other than losses arising out of the Trustee's negligence, bad faith or willful misconduct.

         SECTION 9.06 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trustee.

         SECTION 9.07 Trustee's Fees and Expenses. The Servicer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which





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shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts created by this Agreement and in the exercise and performance of any of the powers and duties of the Trustee under this Agreement, and the Servicer shall pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) incurred or made by the Trustee in defense of any action brought against it in connection with this Agreement except any such expense, disbursement or advance as may arise from its negligence, willful misfeasance or bad faith or that is the responsibility of Certificateholders under this Agreement. Additionally, the Servicer, pursuant to Section 7.02, shall indemnify the Trustee with respect to certain matters.

         SECTION 9.08 Indemnity of Trustee and Successor Servicer. Upon the appointment of a Successor Servicer pursuant to Section 8.03, such Successor Servicer and the Trustee and their respective agents and employees shall be indemnified by the Trust and held harmless against any loss, liability, or expense (including reasonable attorney's fees and expenses) arising out of or incurred in connection with the acceptance of performance of the trusts and duties contained in this Agreement to the extent that (i) the Successor Servicer or the Trustee, as the case may be, shall not be indemnified for such loss, liability or expense by the Servicer pursuant to Section 8.02; (ii) such loss, liability, or expense shall not have been incurred by reason of the Successor Servicer's or the Trustee's wilful misfeasance, bad faith or negligence; and (iii) such loss, liability or expense shall not have been incurred by reason of the Successor Servicer's or the Trustee's breach of its respective representations and warranties pursuant to Sections 8.03, 9.09 and 9.14, respectively.

         The Successor Servicer and/or the Trustee shall be entitled to the indemnification provided by this Section only to the extent all amounts due the Servicer and all holders of Certificates issued by the Trust with respect to any Distribution Date pursuant to Sections 4.06 and 4.07 have been paid in full and all amounts required to be deposited in the Reserve Fund with respect to any Distribution Date pursuant to Section 4.07 have been so deposited.

         SECTION 9.09  Eligibility Requirements for Trustee.

         Except as otherwise provided in this Agreement, the Trustee under this Agreement shall at all times be a corporation having its corporate trust office in the same state (or the District of Columbia or the Commonwealth of Puerto
Rico) as the location of the Corporate Trust Office as specified in this Agreement; organized and doing business under the laws of such state (or the District of Columbia or the Commonwealth of Puerto Rico) or the United States; authorized under such laws to exercise corporate trust powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authorities; and having a long-term deposit rating no lower than Baa3 by Moody's (if Moody's is a Rating Agency), or be otherwise acceptable to each Rating Agency, as evidenced by a letter to such effect from each of them (which acceptance may be evidenced in the form of a letter, dated on or shortly before the Closing Date, assigning an initial rating to the Rated Certificates).

         If the Trustee shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this





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Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.10.

         SECTION 9.10  Resignation or Removal of Trustee.

                 (a) The Trustee may at any time resign and be discharged from the trusts created by this Agreement by giving written notice thereof to the Servicer. Upon receiving such notice of resignation, the Servicer shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                 (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.09 and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may remove the Trustee. If it shall remove the Trustee under the authority of the immediately preceding sentence, the Servicer shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee, and payment of all fees owed to the outgoing Trustee.

                 (c) Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 9.11. The Servicer shall give each Rating Agency notice of any such resignation or removal of the Trustee and appointment and acceptance of a successor Trustee.

         SECTION 9.11 Successor Trustee. Any successor Trustee appointed as provided in Section 9.10 shall execute, acknowledge and deliver to the Servicer and to its predecessor Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Trustee. The predecessor Trustee shall deliver to the successor Trustee all documents and statements held by it under this Agreement; and the Servicer and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations. No successor Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 9.09.





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Upon acceptance of appointment by a successor Trustee as provided in this
Section, the Servicer shall mail notice of the successor of such Trustee under this Agreement to all Certificateholders at their addresses as shown in the Certificate Register and shall give notice by mail to each Rating Agency. If the Servicer fails to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

         SECTION 9.12  Merger or Consolidation of Trustee.   Any corporation
(i) into which the Trustee may be merged or consolidated, (ii) which may result from any merger, conversion, or consolidation to which the Trustee shall be a party or (iii) which may succeed to all or substantially all the corporate trust business of the Trustee, which corporation executes an agreement of assumption to perform every obligation of the Trustee under this Agreement, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible pursuant to Section 9.09, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. Notice of any such merger shall be given by the Trustee to each Rating Agency.

         SECTION 9.13 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or any Financed Vehicle may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment.
No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 9.09 and no notice of a successor Trustee pursuant to Section 9.11 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 9.11.

         Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                          (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee under this Agreement or as successor to the Servicer under this Agreement), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any





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                 portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                          (ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

                          (iii) the Servicer and the Trustee acting jointly (or during the continuation of an Event of Default, the Trustee alone) may at any time accept the resignation of or remove any separate trustee or co-trustee.

         Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Section. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, including, but not limited to, every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Each such instrument shall be filed with the Trustee and a copy thereof given to the Servicer.

         Any separate trustee or co-trustee may at any time appoint the Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee. Notwithstanding anything to the contrary in this Agreement, the appointment of any separate trustee or co-trustee shall not relieve the Trustee of its obligations and duties under this Agreement.

         SECTION 9.14 Representations and Warranties of Trustee. The Trustee shall make the following representations and warranties on which the Seller and Certificateholders may rely:

                          (i) Organization and Good Standing. The Trustee is a New York banking corporation duly organized, existing and in good standing;

                          (ii) Power and Authority. The Trustee has full power, authority and right to execute, deliver and perform this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement;

                          (iii) No Violation. The execution, delivery and performance by the Trustee of this Agreement (a) shall not violate any provision of any law governing the banking and trust powers of the Trustee or, to the best of the Trustee's knowledge, any order, writ, judgment, or decree of any court, arbitrator, or governmental authority applicable to the Trustee or any of its assets, (b) shall not violate any provision of the corporate charter or by-laws of the Trustee, and (c) shall not violate





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                 any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any Lien on any properties included in the Trust pursuant to the provisions of any mortgage, indenture, contract, agreement or other undertaking to which it is a party, which violation, default or Lien could reasonably be expected to materially and adversely affect the Trustee's performance or ability to perform its duties under this Agreement or the transactions contemplated in this Agreement;

                          (iv) No Authorization Required. The execution, delivery and performance by the Trustee of this Agreement shall not require the authorization, consent, or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any governmental authority or agency regulating the banking and corporate trust activities of the Trustee; and

                          (v) Duly Executed. This Agreement shall have been duly executed and delivered by the Trustee and shall constitute the legal, valid, and binding agreement of the Trustee, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally or by general principles of equity.

         SECTION 9.15 Tax Returns. In the event the Trust shall be required to file tax returns, the Servicer shall prepare or shall cause to be prepared any tax returns required to be filed by the Trust and shall remit such returns to the Trustee for signature at least five days before such returns are due to be filed. The Trustee, upon request, shall furnish the Servicer with all such information known to the Trustee as may be reasonably required in connection with the preparation of all tax returns of the Trust, and shall, upon request, execute such returns.

         SECTION 9.16 Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been obtained.

         SECTION 9.17 Suit for Enforcement. If an Event of Default shall occur and be continuing, the Trustee, in its discretion may, subject to the provisions of Section 9.01, proceed to protect and enforce its rights and the rights of the Certificateholders under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee or the Certificateholders.

         SECTION 9.18 Rights of Certificateholders to Direct Trustee. Holders of Certificates evidencing not less the 25% of the Voting Interests of a Class (but excluding for purposes of such calculation and action all Certificates held by the Seller, the Servicer or any of their affiliates) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that subject to Section 9.01, the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a Responsible Officer, determine that the proceedings so directed would be illegal or subject it to personal liability or be unduly prejudicial to the rights of Certificateholders not parties to such direction; and provided further that nothing in this Agreement shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction by the Certificateholders.

                                   ARTICLE X

                                  TERMINATION

         SECTION 10.01  Termination of the Trust.

                 (a) The Trust and the respective obligations and responsibilities of the Seller, the Servicer and the Trustee shall terminate upon (i) the purchase as of any Distribution Date by the Seller or Servicer, or any successor to the Servicer, at its option of the corpus of the Trust as described in Section 10.02, (ii) the payment to Certificateholders of all amounts required to be paid to them pursuant to this Agreement or (iii) the maturity or liquidation of the last Receivable and the disposition of all property held as part of the Trust; provided, however, that in no event shall the trust created by this Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date of this Agreement. The Servicer shall promptly notify the Trustee and each Rating Agency of any prospective termination pursuant to this Section.

                 (b) Notice of any termination, specifying the Distribution Date upon which the Certificateholders must surrender their Certificates to the Trustee for payment of the final distribution and retirement of the Certificates, shall be given promptly by the Trustee (at the written direction of the Servicer) by letter to Certificateholders mailed not later than the 15th day and not earlier than the 30th day prior to the date on which such final distribution is expected to occur specifying (i) the Distribution Date upon which final payment of the Certificates shall be made upon presentation and surrender of Certificates at the office of the Trustee therein specified, (ii) the amount of any such final payment and (iii) if applicable, that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified. The Trustee shall give such notice to the Certificate Registrar (if other than the Trustee) at the time such notice is given to Certificateholders. In the event such notice is given, the Seller, the Servicer, or any successor to the Servicer, or the Trustee, as the case may be, shall make deposits into the Collection Account in accordance with Section 4.05, or, in the case of an optional purchase of Receivables pursuant to Section 10.02, shall deposit the amount specified in Section 10.02. Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders amounts distributable on such Distribution Date pursuant to Section 4.06.

                 (c) In the event that all of the Certificateholders shall not surrender their Certificates for retirement within six months after the date specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for retirement and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for retirement, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that remain subject to this Agreement. Any funds remaining in the Trust after exhaustion of such remedies shall be distributed by the Trustee to the California Special Olympics.

         SECTION 10.02 Optional Purchase of All Receivables. On each Distribution Date following the last day of a Collection Period as of which the Pool Balance shall be less than the Optional Purchase Percentage (expressed as a seven-digit decimal figure) multiplied by the Original Pool Balance, the Seller or the Servicer, or any successor to the Servicer, shall have the option to purchase the corpus of the Trust; provided that the option to purchase provided in this Section shall not be exercised if the final distribution to Certificateholders would be less than the aggregate outstanding principal amount of the Certificates plus the sum of (i) the Class A Interest Distributable Amount for the related Distribution Date, (ii) any unpaid Class A Interest Carryover Shortfall, (iii) the Class B Interest Distributable Amount for the related Distribution Date, (iv) any unpaid Class B Interest Carryover Shortfall, (v) the Class C Interest Distributable Amount for the related Distribution Date and (vi) any unpaid Class C Interest Carryover Shortfall. To exercise such option, the Seller or the Servicer, or any successor to the Servicer, as the case may be, shall notify the Trustee in writing, no later than the tenth day of the month preceding the month in which the Distribution Date as of which such purchase is to be effected and shall, on or before the Distribution Date on which such purchase is to occur, deposit pursuant to
Section 4.06 in the Collection Account an amount equal to the aggregate Administrative Purchase Payments for the Receivables (including Defaulted Receivables), plus the appraised value of any other property held by the Trust (less liquidation expenses to be incurred in connection with the recovery thereof), such value to be determined by an appraiser mutually agreed upon by the Seller, the Servicer and the Trustee, and shall succeed to all interests in and to the Trust. Notwithstanding the foregoing, if Moody's is a Rating Agency, the Seller or the Servicer, as the case may be, may not effect any such purchase if the long-term unsecured debt obligations of the related entity are rated less than Baa3, unless the Trustee shall have received an Opinion of Counsel that such purchase will not constitute a fraudulent conveyance, or Moody's is otherwise satisfied, as evidenced by written notice from Moody's to the Trustee. Upon such deposit of the amount necessary to purchase the corpus of the Trust, the Servicer shall for all purposes of this Agreement be deemed to have released all claims for reimbursement of Outstanding Advances made in respect of the Receivables. The payment shall be made in the manner specified in Section 4.06, and shall be distributed pursuant to Section 4.07. In the event that both the Seller and the Servicer, or any successor to the Servicer, elect to purchase the Receivables pursuant to this Section, the party first notifying the Trustee (based on the Trustee's receipt of such notice) shall be permitted to purchase the Receivables.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

         SECTION 11.01  Amendment.

         (a) This Agreement may be amended by the Seller, the Servicer and the Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity, to correct or supplement any provision in this Agreement which may be inconsistent with any other provision of this Agreement, to add, change or eliminate any other provision of this Agreement with respect to matters or questions arising under this Agreement that shall not be inconsistent with the provisions of this Agreement or to add or provide for any credit enhancement and (ii) to change the formula for determining the Specified Reserve Fund Balance or the manner in which the Reserve Fund is funded or to amend or modify any provisions of this Agreement relating to the remittance schedule with respect to collections deposited into the Collection Account or the Payahead Account pursuant to Section 4.02; provided, however, that any such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of the Certificateholders and provided, further, that in connection with any amendment pursuant to clause (ii) above the Servicer shall deliver to the Trustee a letter from each Rating Agency to the effect that such amendment will not cause the then-current rating on the Rated Certificates to be qualified, reduced or withdrawn.

         (b) This Agreement may also be amended from time to time by the Seller, the Servicer and the Trustee, with the consent of Holders of the Class A Certificates and the Class B Certificates, acting together as a single Class (but excluding for purposes of such calculation and action all Certificates held by the Seller, the Servicer or any of their affiliates), evidencing not less than 51% of the Voting Interests of each Class of Certificates (which consent of any Holder of a Certificate given pursuant to this Section or pursuant to any other provision of this Agreement shall be conclusive and binding on such Holder and on all future Holders of such Certificate and of any Certificate issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Certificate), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of any Class of Certificateholders; provided, however, that no such amendment shall (i) except as otherwise provided in Section 11.01(a), increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made on any Certificate or the applicable Pass Through Rate or the Reserve Fund Balance or (ii) reduce the aforesaid percentage of the Voting Interests of the Certificates of any Class required to consent to any such amendment, without the consent of the Holders of all Certificates of the relevant Class then outstanding.

         (c) Prior to the execution of any such amendment or consent, the Trustee shall furnish written notification of the substance of such amendment or consent to each Rating Agency.

         (d) Promptly after the execution of any such amendment or consent, the Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder. It shall not be necessary for the consent of Certificateholders pursuant to Section 11.01(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization by Certificateholders of the execution thereof shall be subject to such reasonable requirements as the Trustee may prescribe.

         (e) Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement or otherwise.

         SECTION 11.02  Protection of Title to Trust.

         (a) Each of the Seller and the Servicer or both shall execute and file such financing statements and cause to be executed and filed such continuation and other statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Certificateholders and the Trustee under this Agreement in the Receivables and in the proceeds thereof. Each of the Seller and the Servicer shall deliver (or cause to be delivered) to the Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

         (b) Neither the Seller nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed by the Seller in accordance with paragraph (a) above seriously misleading within the meaning of
Section 9-402(7) of the UCC, unless it shall have given the Trustee at least 60 days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

         (c) Each of the Seller and the Servicer shall give the Trustee at least 60 days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment. The Servicer shall at all times maintain each office from which it services Receivables and its principal executive office within the United States.

         (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Accounts and any Payments Ahead held by the Servicer in respect of such Receivable.

         (e) The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables to the Trustee, the Servicer's master computer records (including any back-up archives) that refer to any Receivable indicate clearly the interest of the Trust in such Receivable and that the Receivable is owned by the Trustee. Indication of the Trustee's ownership of a Receivable shall be deleted from or modified on the Servicer's computer systems when, and only when, the Receivable has been paid in full, repurchased or assigned pursuant to this Agreement.

         (f) If at any time the Seller or the Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in automobile and/or light duty truck receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or print-outs (including any restored from back-up archives) that, if they refer in any manner whatsoever to any Receivable, indicate clearly that such Receivable has been sold and is owned by the Trustee unless such Receivable has been paid in full, repurchased or assigned pursuant to this Agreement.

         (g) The Servicer shall permit the Trustee and its agents at any time to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Receivables then or previously included in the Trust.

         (h) Upon request, the Servicer shall furnish to the Trustee, within five Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Trust, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer's Certificates furnished before such request indicating removal of Receivables from the Trust.

         (i) The Servicer shall deliver to the Trustee promptly after the execution and delivery of each amendment to any financing statement, an Opinion of Counsel either (i) stating that, in the opinion of such Counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (ii) stating that, in the opinion of such Counsel, no such action is necessary to preserve and protect such interest.

         (j) The Seller shall, to the extent required by applicable law, cause the Certificates to be registered with the Commission pursuant to Section 12(b) or Section 12(g) of the Exchange Act within the time periods specified in such Sections.

         (k) This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute but one and the same instrument.

         SECTION 11.03  Limitation on Rights of Certificateholders.

         (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties to this Agreement or any of them.

         (b) No Certificateholder shall have any right to vote (except as provided in Sections 8.05 and 11.01) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties to this Agreement, nor shall anything set forth in this Agreement, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action pursuant to any provision of this Agreement.

         (c) No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action, or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing not less the 25% of the Voting Interests of the related Class shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee under this Agreement and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for 30 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit, or proceeding and during such 30-day period, no request or waiver inconsistent with such written request has been given to the Trustee pursuant to this Section or Section 9.05; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb, or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner provided in this Agreement and for the equal, ratable, and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         SECTION 11.04 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties under this Agreement shall be determined in accordance with such laws.

         SECTION 11.05 Notices. All demands, notices and communications under this Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (i) in the case of the Seller or the Servicer, to the agent for service as specified in this Agreement, or at such other address as shall be designated by the Seller or the Servicer in a written notice to the Trustee;
(ii) in the case of the Trustee, at the Corporate Trust Office; (iii) in the case of Standard & Poor's, at 26 Broadway, 15th Floor, New York, New York 10004, Attention: Asset Backed Surveillance Department; and (iv) in the case of Moody's, at 99 Church Street, New York, New York 10007 Attention: ABS Monitoring Department. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register.

Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder shall receive such notice.

         SECTION 11.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid or unenforceable in any jurisdiction, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

         SECTION 11.07 Assignment. Notwithstanding anything to the contrary contained in this Agreement, except as provided in Sections 6.03 and 7.03 and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Seller or the Servicer without the prior written consent of Holders of Certificates evidencing not less than 51% of the Voting Interests of the Class A Certificates, the Class B Certificates and the Class C Certificates, voting together as a single Class.

         SECTION 11.08 Certificates Nonassessable and Fully Paid. Certificateholders shall not be personally liable for obligations of the Trust. The interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever, and, upon the authentication thereof by the Trustee pursuant to Section 5.02 or 5.03, the Certificates are and shall be deemed fully paid.

         SECTION 11.09 No Petition. Each of the Servicer and the Trustee covenants and agrees that prior to the date which is one year and one day after the date upon which each Class of Certificates has been paid in full, it will not institute against, or join any other Person in instituting against the Seller any bankruptcy, reorganization arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law. Notwithstanding the foregoing, nothing herein shall be deemed to prohibit the Trustee from filing proofs of claim or otherwise participating in any such proceeding instituted by another person. This Section 11.09 shall survive the termination of this Agreement or the termination of the Servicer or the Trustee, as the case may be, under this Agreement.



                                 *   *   *   *

IN WITNESS WHEREOF, the parties have caused this Pooling and Servicing Agreement to be duly executed by their respective officers as of the day and year first above written.


                                TOYOTA MOTOR CREDIT  RECEIVABLES
                                   CORPORATION,
                                   as Seller


                                By:/s/ Lloyd Mistele
                                   -----------------
                                Name: Lloyd Mistele
                                Title: President


                                TOYOTA MOTOR CREDIT CORPORATION,
                                   as Servicer


                                By:/s/ Wolfgang Jahn
                                   -----------------
                                Name: Wolfgang Jahn
                                Title: Senior Vice President and General Manager


                                BANKERS TRUST COMPANY,
                                   not in its individual capacity, but
                                   solely as Trustee


                                By:/s/ Melissa Kaye Adelson
                                   ------------------------
                                Name:  Melissa Kaye Adelson
                                Title: Vice President

                                                                 EXHIBIT A

                         FORM OF SERVICER'S CERTIFICATE
                          PURSUANT TO SECTION 3.10 OF
                        POOLING AND SERVICING AGREEMENT

L. ORIGINAL DEAL PARAMETER INPUTS
- --------------------------------
  (A) Original Total Portfolio                                                                    $0.00
  (B) Class A Certificate Ownership Interest of the Trust                                         0.00%
  (C) Original Class A Certificate Balance                                                        $0.00
  (D) Class A Certificate Rate                                                                    0.00%
  (E) Original Class B Certificate Balance                                                        $0.00
  (F) Class B Certificate Rate                                                                    0.00%
  (G) Original Class C Certificate Balance                                                        $0.00
  (H) Class C Certificate Rate                                                                    0.00%
  (I) Servicing Fee Rate                                                                          0.00%
  (J) Original Weighted Average Coupon (WAC)                                                      0.00%
  (K) Original Weighted Average Remaining Term (WAM)                                               0.00  months
  (L) Number of Contracts                                                                             0
  (M) Reserve Fund
      (i)    Reserve Fund Initial Deposit Percentage                                              0.00%
      (ii)   Reserve Fund Initial Deposit                                                         $0.00
      (iii)  Specified Reserve Fund Balance Percent                                               0.00%
      (iv)   Specified Reserve Fund Balance                                                       $0.00
      (v)    Reserve Fund Floor Percent                                                           0.00%
      (vi)   Reserve Fund Floor Amount                                                            $0.00
      (vii)  Reserve Fund Floor Trigger Amount                                                    $0.00
      (viii) Loss and Delinquency Trigger Percent                                                 0.00%

M.INPUTS FROM PREVIOUS MONTHLY SERVICER'S CERTIFICATE
- -----------------------------------------------------
  (A) Total Portfolio Outstanding                                                                  0.00
  (B) Total Portfolio Pool Factor                                                             0.0000000
  (C) Class A Certificate Balance                                                                  0.00
  (D) Class A Principal Factor                                                                0.0000000
  (E) Class B Certificate Balance                                                                  0.00
  (F) Class B Principal Factor                                                                0.0000000
  (G) Class C Certificate Balance                                                                  0.00
  (H) Class C Principal Factor                                                                0.0000000
  (I) Reserve Fund Balance                                                                         0.00
  (J) Outstanding Precompute and Interest Advance                                                  0.00
  (K) Payahead Account Balance                                                                     0.00
  (L) Cumulative Net Losses for All Prior Periods                                                  0.00
  (M) Weighted Average Coupon of Remaining Portfolio (WAC)                                        0.00%
  (N) Weighted Average Remaining Term of Remaining Portfolio (WAM)                                 0.00   months
  (O) Number of Contracts                                                                             0

N.INPUTS FROM THE MAINFRAME
- ---------------------------
  (A) Precomputed Contracts Principal                                                             $0.00
      (i)   Scheduled Principal Collections                                 0 contracts           $0.00
      (ii)  Prepayments in Full                                                                   $0.00
      (iii) Repurchased principal                                                                 $0.00
      (iv)  Payments behind/ahead on repurchased receivables                                      $0.00
  (B) Precomputed Contracts Total Collections
  (C) Simple Interest Contracts                                                                   $0.00
      (i)   Collected Principal                                                                   $0.00
      (ii)  Prepayments in Full                                             0 contracts           $0.00
      (iii) Collected Interest                                                                    $0.00
      (iv)  Repurchased Receivables Principal                                                     $0.00
      (v)   Repurchased Receivables Interest                                                      $0.00
  (D) Payment Advance for Precomputes
      (i)   Reimbursement of Previous Advances                                                    $0.00
      (ii)  Current Advance Amount                                                                $0.00
  (E) Payment Advance for Simple Interest Contracts
      (i)   Reimbursement of Previous Advances                                                    $0.00
      (ii)  Current Advance Amount                                                                $0.00
  (F) Payahead Account for Precomputes
      (i)   Payments Applied                                                                      $0.00
      (ii)  Additional Payaheads                                                                  $0.00
  (G) Weighted Average Coupon of Remaining Portfolio (WAC)                                        0.00%
  (H) Weighted Average Remaining Maturity of Remaining Portfolio (WAM)                             0.00  months
  (I) Remaining Number of Contracts                                                                   0

  (J) Delinquent Contracts
                                                             Contracts                     Amount
                                                      --------------------------------------------------------------------------
    (i)   31-60 Days Delinquent                              0              0.00%              $0.00            0.00%
    (ii)  61-90 Days Delinquent                              0              0.00%              $0.00            0.00%
    (iii) Over 90 Days Delinquent                            0              0.00%              $0.00            0.00%

O.    INPUTS FROM OTHER SOURCES
- ---------------------------
      (A)     Aggregate Net Losses for Collection Period                                          $0.00
      (B)     Liquidated Contracts                                                                    0
              (i)    Gross Principal Balance of Liquidated Receivables                            $0.00
              (ii)   Net Liquidation Proceeds Received During the Collection Period               $0.00
              (iii)  Recoveries on Previously Liquidated Contracts                                $0.00
      (C)     Number of Vehicles Repossessed During the Collection Period                             0

I.    COLLECTIONS
- -----------------
      A.      Principal Payments Received                                                         $0.00
      B.      Interest Payments Received                                                           0.00
      C.      Aggregate Net Liquidation Proceeds Received                                          0.00
      D.      Principal on Repurchased Contracts                                                   0.00
      E.      Interest on Repurchased Contracts                                                    0.00
                                                                                        ---------------
      F.      Total Collections                                                                   $0.00
      G.      Net Simple Interest Advance Amount                                                   0.00
      H.      Yield Maintenance Deposit                                                            0.00
                                                                                        ---------------
      I.      Total Available Amount                                                              $0.00

II.     DISTRIBUTIONS
- ---------------------
      A.      Principal Payments Received                                                         $0.00
      B.      Principal on Repurchased Contracts                                                   0.00
      C.      Gross Principal Balance of Liquidated Receivables                                    0.00
                                                                                        ---------------
      D.      Total Principal Reduction                                                           $0.00

      E.      Class A Distributable Amount                                                        $0.00
          1.  Class A Monthly Interest Payment                                                     0.00
          2.  Class A Monthly Principal                                                            0.00
          3.  Interest Carryover Shortfall                                                         0.00
          4.  Principal Carryover Shortfall                                                        0.00
          5.  Interest due Class B but paid to Class A (subordination)                             0.00
          6.  Principal due Class B but paid to Class A (subordination)                            0.00
          7.  Interest due Class C but paid to Class A (subordination)                             0.00
          8.  Principal due Class C but paid to Class A (subordination)                            0.00
                                                                                        ---------------
          9.  Total Distributable Amount                                                          $0.00

      F.      Class B Distributable Amount                                                        $0.00
          1.  Class B Monthly Interest Payment                                                     0.00
          2.  Class B Monthly Principal                                                            0.00
          3.  Interest Carryover Shortfall                                                         0.00
          4.  Principal Carryover Shortfall                                                        0.00
          5.  Interest subordinated to Class A                                                     0.00
          6.  Principal subordinated to Class A                                                    0.00
          7.  Interest due Class C but paid to Class B (subordination)                             0.00
          8.  Principal due Class C but paid to Class B (subordination)                            0.00
                                                                                        ---------------
          9.  Total Distributable Amount                                                          $0.00

      G.      Class C Distributable Amount                                                        $0.00
          1.  Class C Monthly Interest Payment                                                     0.00
          2.  Class C Monthly Principal                                                            0.00
          3.  Interest Carryover Shortfall                                                         0.00
          4.  Principal Carryover Shortfall                                                        0.00
          5.  Interest subordinated to Class A                                                     0.00
          6.  Principal subordinated to Class A                                                    0.00
          7.  Interest subordinated to Class B                                                     0.00
          8.  Principal subordinated to Class B                                                    0.00
                                                                                        ---------------
          9.  Total Distributable Amount                                                          $0.00

      H.      Required Distributions                                                              $0.00
          1.  Class A Servicing Fee                                                                0.00
          2.  Class B Servicing Fee                                                                0.00
          3.  Class C Servicing Fee                                                                0.00
          4.  Class A Supplemental Servicing Fee Received $00,000.00)
          5.  Class B Supplemental Servicing Fee Received $00,000.00)
          6.  Class C Supplemental Servicing Fee Received $00,000.00)
          7.  Class A Amount                                                                       0.00
          8.  Class B Amount                                                                       0.00
          9.  Class C Amount                                                                       0.00
          10. Deposit to Reserve Fund                                                              0.00
                                                                                        ---------------
          11. Total Amount Distributed                                                            $0.00

      I.      Amount of Draw from Reserve Fund                                                    $0.00
      J.      Yield Maintenance Deposit                                                           $0.00
      K.      Sum of Draw from Reserve Fund and Total Available Amount                            $0.00
      L.      Class A Interest Shortfall                                                          $0.00
      M.      Class A Principal Shortfall                                                         $0.00
      N.      Class B Interest Shortfall                                                          $0.00
      O.      Class B Principal Shortfall                                                         $0.00
      P.      Class C Interest Shortfall                                                          $0.00
      Q.      Class C Principal Shortfall                                                         $0.00


III.    POOL BALANCES AND PORTFOLIO INFORMATION
- -----------------------------------------------
                                                              Beginning of Period         End of Period
                                                              -------------------         -------------
      A.      Balances and Principal Factors
          1.  Total Pool Balance                                         $0.00                    $0.00
          2.  Total Pool Factor                                  0.00000000000            0.00000000000

          3.  Class A Certificate Balance                                $0.00                    $0.00
          4.  Class A Principal Factor                           0.00000000000            0.00000000000

          5.  Class B Certificate Balance                                $0.00                    $0.00
          6.  Class B Principal Factor                           0.00000000000            0.00000000000

          7.  Class C Certificate Balance                                $0.00                    $0.00
          8.  Class C Principal Factor                           0.00000000000            0.00000000000


      B.      Portfolio Information
          1.  Weighted Average Coupon (WAC)                              0.00%                    0.00%  months
          2.  Weighted Average Remaining Maturity (WAM)                   0.00  months             0.00
          3.  Remaining Number of Contracts                                  0                        0

      C.      Outstanding Precompute and Simple Interest Advance Amount  $0.00                    $0.00

      D.      Outstanding Paid Ahead                                     $0.00                    $0.00

IV.     RECONCILIATION OF RESERVE FUND
- --------------------------------------

      A.      Beginning Reserve Fund Balance                                                      $0.00
      B.      Draw for Class A Distributable Amount and Servicing Fee (If Positive)                0.00
      C.      Draw for Class B Distributable Amount and Servicing Fee (If Positive)                0.00
      D.      Draw for Class C Distributable Amount and Servicing Fee (If Positive)                0.00
      E.      Amount Available for Deposit to the Reserve Fund (If Positive)                       0.00
                                                                                        ---------------
      F.      Reserve Fund Balance Prior to Release                                               $0.00
      G.      Reserve Fund Required Amount (Was Trigger or Floor Hit?)                            $0.00
      H.      Reserve Fund Release to Seller (If Positive)                                        $0.00
                                                                                        ---------------
      I.      Ending Reserve Fund Balance                                                         $0.00

V.    YIELD MAINTENANCE ACCOUNT
- -------------------------------
      A.      Beginning Yield Maintenance Amount                                                  $0.00
      B.      Yield Maintenance Amount Funded                                                      0.00
      C.      Draw for Yield Maintenance Deposit                                                   0.00
                                                                                        ---------------
      D.      Yield Maintenance Account Balance                                                   $0.00
      E.      Yield Maintenance Account Required Amount                                           $0.00
      F.      Yield Maintenance Funding Required                                                  $0.00

VI.     NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
- -------------------------------------------------
      A.      Aggregate Net Losses for Collection Period                                          $0.00
      B.      Liquidated Contracts
          1.  Gross Principal Balance of Liquidated Receivables                                   $0.00
          2.  Net Liquidation Proceeds Received During the Collection Period                      $0.00
          3.  Recoveries on Previously Liquidated Contracts                                       $0.00
      C.      Cumulative Net Losses for all Periods                                                   0
          1.  Number of contracts
      D.      Delinquent and Repossessed Contracts

                                                             Contracts                     Amount
                                                             ---------------------------------------------
          1.  31-60 Days Delinquent                          0              0.00%              $0.000.00%
          2.  61-90 Days Delinquent                          0              0.00%              $0.000.00%
          3.  Over 90 Days Delinquent                        0              0.00%              $0.000.00%


          4.  Vehicles Repossessed During the Collection                    0                   ***
              period
          5.  Repossessed Vehicle Inventory                  91             *                   **

                                                                 *Included above

VII.    TESTS FOR INCREASE IN RESERVE FUND BALANCE
- --------------------------------------------------

      A.      Ratio of Net Losses to the Pool Balance as of Each Collection Period
          1.  Second Preceding Collection Period                                                  0.00%
          2.  Preceding Collection Period                                                         0.00%
          3.  Current Collection Period                                                           0.00%
          4.  Three Month Average (Avg(i,ii,iii))                                                 0.00%

      B.      Ratio of Number of Contracts Delinquent 60 Days or More to the Outstanding
   Number of Receivables as of Each Collection Period.  (Includes Repossessions)
          1.  Second Preceding Collection Period                                                  0.00%
          2.  Preceding Collection Period                                                         0.00%
          3.  Current Collection Period                                                           0.00%
          4.  Three Month Average (Avg(i,ii,iii))                                                 0.00%

      C.      Loss and Delinquency Trigger Indicator                                Trigger Was Not Hit

I hereby certify that the servicing report provided is true and accurate to the best of my knowledge


______________________________________________
Principal Accounting Officer

                                                                       EXHIBIT B


                         FORM OF TRUSTEE'S CERTIFICATE
                        PURSUANT TO SECTION 9.02 OR 9.03
                          OF THE POOLING AND SERVICING
                                   AGREEMENT

         ________________________, as trustee (the "Trustee") of the Toyota Auto Receivables 1996-A Grantor Trust created pursuant to the Pooling and Servicing Agreement (the "Agreement"), dated as of July 1, 1996, among Toyota Motor Credit Receivables Corporation, as Seller, Toyota Motor Credit Corporation, as Servicer, and the Trustee, does hereby sell, transfer, assign and otherwise convey to the [Seller][Servicer], without any recourse, representation or warranty, all of the Trustee's right, title and interest in and to all of the Receivables identified in the attached Servicer's Certificate as "Repurchased Receivables," which are to be repurchased by the [Seller pursuant to Section 2.05 or 10.02] [Servicer pursuant to Section 3.08 or 10.02] of the Agreement, and all security and documents relating thereto.

         Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Agreement.

         IN WITNESS WHEREOF, I have hereunto set my hand this _th day of _________, ____.


                                       BANKERS TRUST COMPANY,
                                       as Trustee


                                       By:
                                          -----------------------------
                                          Title:

                                                                       EXHIBIT C

                          FORM OF CLASS A CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  TOYOTA AUTO RECEIVABLES 1996-A GRANTOR TRUST

                    6.30% ASSET BACKED CERTIFICATE, CLASS A

         evidencing a fractional undivided interest in the Trust, as defined below, the property of which includes a pool of retail installment sale contracts secured by the new and used automobiles and light duty trucks financed thereby and sold to the Trust by Toyota Motor Credit Receivables Corporation. The Final Scheduled Distribution Date is July 20, 2001.

         (This Certificate does not represent an interest in or obligation of Toyota Motor Credit Receivables Corporation, Toyota Motor Credit Corporation or any of their respective affiliates)

                                                                CUSIP 892319 AC8
NUMBER R-A1                                                      $200,000,000.00

         THIS CERTIFIES THAT CEDE & CO. is the registered owner of a TWO HUNDRED MILLION DOLLAR ($200,000,000.00) nonassessable, fully-paid, fractional undivided interest in the Toyota Auto Receivables 1996-A Grantor Trust (the "Trust") formed by Toyota Motor Credit Receivables Corporation, a California corporation (the "Seller"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated as of July 1, 1996 (the "Agreement"), among the Seller, Toyota Motor Credit Corporation, as Servicer, and Bankers Trust Company, as trustee (the "Trustee"). A summary of certain of the pertinent provisions of the Agreement is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement.

         This Certificate is one of the duly authorized Certificates issued under the Agreement and designated as "Toyota Auto Receivables 1996-A Grantor Trust 6.30% Asset Backed Certificates, Class A" (the "Class A Certificates"). Also issued under the Agreement are Certificates designated as "Toyota Auto Receivables 1996-A Grantor Trust 6.50% Asset Backed Certificates, Class B" (the "Class B Certificates") and "Toyota Auto Receivables 1996-A Grantor Trust 7.35% Asset Backed Certificates, Class C" (the "Class C Certificates" and, together with the Class A Certificates and the Class B Certificates, the "Certificates"). The Class B Certificates and Class C Certificates are subordinated to the Class A Certificates, and the Class C Certificates are subordinated to the Class B Certificates, in each case to the extent described in the Agreement. The aggregate undivided interest in the Trust evidenced by all Class A Certificates is 95.7499492%. This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class A Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         The property of the Trust includes, among other things, a pool of retail installment sale contracts (the "Receivables") for the new and used automobiles and light duty trucks financed thereby (the "Financed Vehicles"), certain monies due under the Receivables on and after the Cutoff Date, security interests in the Financed Vehicles, certain bank accounts and the proceeds thereof, proceeds from claims on physical damage, credit life and disability insurance policies covering the Financed Vehicles, the Receivables or the related Obligors, an assignment of the Seller's rights under the Receivables Purchase Agreement and the right of the Seller to receive the proceeds of any Dealer Recourse relating to the Receivables.

         Under the Agreement, there will be distributed on the twentieth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each, a "Distribution Date"), commencing on August 20, 1996, to the Person in whose name this Class A Certificate is registered at the close of business on the last calendar day immediately preceding the related Distribution Date or, if Definitive Certificates are issued, the last day of the immediately preceding calendar month (each, a "Record Date"), such Class A Certificateholder's percentage interest in the Class A Distributable Amount for such Distribution Date actually distributed, together with any outstanding Class A Interest Carryover Shortfall and any outstanding Class A Principal Carryover Shortfall, all to the extent and as more specifically set forth in the Agreement.

         Distributions on this Class A Certificate will be made by the Trustee by check or money order mailed to the related Class A Certificateholder of record in the Certificate Register without the presentation or surrender of this Class A Certificate or the making of any notation hereon except that with respect to Class A Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made in the form of immediately available funds. Except as otherwise provided in the Agreement and notwithstanding the foregoing, the final distribution on this Class A Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Class A Certificate at the office or agency maintained for that purpose by the Trustee in the Borough of Manhattan, The City of New York.

         The Certificates do not represent an obligation of, or an interest in, the Seller, the Servicer or any of their respective affiliates. Under no circumstances shall Bankers Trust Company in its individual capacity be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under the Agreement or the Certificates. Each of the Agreement and this Certificate has been executed and delivered by Bankers Trust Company, not in its individual capacity but solely as trustee of the Trust. Each of the representations (other than the representations and warranties of the Trustee set forth in Section 9.14), undertakings and agreements made by Bankers Trust Company in the Agreement is made on the part of the Trust and intended not as a representation, undertaking or agreement by Bankers Trust Company in its individual capacity, but is made and intended for the purpose of binding only the Trust. The Certificates are limited in right of payment to certain collections and recoveries respecting the Receivables and the monies on deposit in the Reserve Fund, all as more specifically set forth in the Agreement. A copy of the Agreement may be examined during normal business hours at the principal office of the Trustee, and at such other places, if any, designated by the Trustee, by any Certificateholder upon request.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the parties thereto and the rights of the Certificateholders under the Agreement at any time by the Seller, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing not less than 51% of the Voting Interests of each Class of Certificates acting together as a single Class (but excluding for purposes of such calculation and action all Certificates held by the Seller, the Servicer or any of their affiliates). Any such consent by the Holder of this Class A Certificate shall be conclusive and binding on such Holder and on all future Holders of this Class A Certificate and of any Class A Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Class A Certificate. The Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Class A Certificate is registrable in the Certificate Register upon surrender of this Class A Certificate for registration of transfer at the offices or agencies maintained by the Trustee in its capacity as Certificate Registrar, or by any successor Certificate Registrar, in The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Class A Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee.

         The Class A Certificates are issuable only as registered Certificates without coupons in denominations of $1,000 and integral multiples thereof (except for one Class A Certificate in a smaller minimum denomination representing any remaining portion of the Original Class A Certificate Balance). As provided in the Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates of authorized denominations evidencing the same aggregate principal amount, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

         Prior to due presentation of this Class A Certificate for transfer, the Trustee, the Certificate Registrar and any of their respective agents may treat the Person in whose name this Class A Certificate is registered as the owner hereof for the purposes of receiving distributions and for all other purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Agreement or the maturity or liquidation of the last Receivable and the disposition of all property held as part of the Trust. The Seller or the Servicer, or any successor to the Servicer, may, at its option, purchase the corpus of the Trust at a price specified in the Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Certificates; however, such right of purchase is exercisable only on a Distribution Date following the last day of the month in which the Pool Balance is 10% or less of the Original Pool Balance.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Trustee, by manual signature, this Class A Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee, on behalf of the Trust and not in its individual capacity, has caused this Class A Certificate to be duly executed.


Dated: July 24, 1996                   TOYOTA AUTO RECEIVABLES 1996-A
                                        GRANTOR TRUST

                                       By: BANKERS TRUST COMPANY,
                                         not in its individual capacity
                                         but solely as Trustee



                                       By:
                                          --------------------------------
                                              Authorized Officer




         This is one of the Certificates referred to in the within-mentioned Agreement.

                                       BANKERS TRUST COMPANY,
                                       as Trustee



                                       By:
                                          --------------------------------
                                              Authorized Officer

                                   ASSIGNMENT


     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE




_________________________________________________________________
(Please print or typewrite name and address, including postal zip code, of assignee)



_________________________________________________________________
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


____________________________________________________ Attorney to transfer said
Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.


Dated:



                                                                          *
                                         ---------------------------------
                                               Signature Guaranteed:



                                                                           *
                                         ----------------------------------




_____________________
* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                                                       EXHIBIT D

                          FORM OF CLASS B CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE REPRESENTS TO THE SELLER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A PERSON ACTING ON BEHALF OF A PLAN OR USING THE ASSETS OF A PLAN TO EFFECT SUCH PURCHASE AND IS NOT AN INSURANCE COMPANY PURCHASING SUCH CERTIFICATE OR INTEREST FROM FUNDS IN A GENERAL ACCOUNT OR SEPARATE ACCOUNT (WITH CERTAIN LIMITATIONS) OR (2) DELIVERS AN OPINION OF COUNSEL, IN EACH CASE IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.03 OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE OR A PERSON ACTING ON BEHALF OF A PLAN OR USING THE ASSETS OF A PLAN TO EFFECT SUCH PURCHASE OR TO AN INSURANCE COMPANY FOR AMOUNTS IN A NON-EXEMPT INSURANCE COMPANY GENERAL ACCOUNT OR SEPARATE ACCOUNT WITHOUT DELIVERING THE OPINION OF COUNSEL DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

                  TOYOTA AUTO RECEIVABLES 1996-A GRANTOR TRUST

                    6.50% ASSET BACKED CERTIFICATE, CLASS B

         evidencing a fractional undivided interest in the Trust, as defined below, the property of which includes a pool of retail installment sale contracts secured by the new and used automobiles and light duty trucks financed thereby and sold to the Trust by Toyota Motor Credit Receivables Corporation. The Final Scheduled Distribution Date is July 20, 2001.

         (This Certificate does not represent an interest in or obligation of Toyota Motor Credit Receivables Corporation, Toyota Motor Credit Corporation or any of their respective affiliates)

NUMBER R-B1                                                     CUSIP 892319 AE4
                                                                     $22,632,000

         THIS CERTIFIES THAT CEDE & CO. is the registered owner of a TWENTY-TWO MILLION SIX HUNDRED THIRTY-TWO THOUSAND DOLLAR ($22,632,000.00) nonassessable, fully-paid, fractional undivided interest in the Toyota Auto Receivables 1996-A Grantor Trust (the "Trust") formed by Toyota Motor Credit Receivables Corporation, a California corporation (the "Seller"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of July 1, 1996 (the "Agreement") among the Seller, Toyota Motor Credit Corporation, as Servicer, and Bankers Trust Company, as trustee (the "Trustee"). A summary of certain of the pertinent provisions of the Agreement is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement.

         This Certificate is one of the duly authorized Certificates issued under the Agreement and designated as "Toyota Auto Receivables 1996-A Grantor Trust 6.50% Asset Backed Certificates, Class B" (the "Class B Certificates"). Also issued under the Agreement are Certificates designated as "Toyota Auto Receivables 1996-A Grantor Trust 6.30% Asset Backed Certificates, Class A" (the "Class A Certificates") and "Toyota Auto Receivables 1996-A Grantor Trust 7.35% Asset Backed Certificates, Class C" (the "Class C Certificates" and, together with the Class A Certificates and the Class B Certificates, the "Certificates"). The Class B Certificates and Class C Certificates are subordinated to the Class A Certificates, and the Class C Certificates are subordinated to the Class B Certificates, in each case to the extent described in the Agreement. The aggregate undivided interest in the Trust evidenced by all Class B Certificates is 3.0000109%. This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class B Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         The property of the Trust includes, among other things, a pool of retail installment sale contracts (the "Receivables") for the new and used automobiles and light duty trucks financed thereby (the "Financed Vehicles"), certain monies due under the Receivables on and after the Cutoff Date, security interests in the Financed Vehicles, certain bank accounts and the proceeds thereof, proceeds from claims on physical damage, credit life and disability insurance policies covering the Financed Vehicles, the Receivables or the related Obligors, an assignment of the Seller's rights under the Receivables Purchase Agreement and the right of the Seller to receive the proceeds of any Dealer Recourse relating to the Receivables.

         Under the Agreement, there will be distributed on the twentieth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each, a "Distribution Date"), commencing on August 20, 1996, to the Person in whose name this Class B Certificate is registered at the close of business on the last calendar day immediately preceding the related Distribution Date or, if Definitive Certificates are issued, the last day of the month immediately preceding the month of such distribution (each, a "Record Date"), such Class B Certificateholder's percentage interest in an amount equal to the Class B Distributable Amount for such Distribution Date actually distributed, together with any outstanding Class B Interest Carryover Shortfall and any outstanding Class B Principal Carryover Shortfall, all to the extent and as more specifically set forth in the Agreement.

         Distributions on this Class B Certificate will be made by the Trustee by check or money order mailed to the related Class B Certificateholder of record in the Certificate Register without the presentation or surrender of this Class B Certificate or the making of any notation hereon. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Class B Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Class B Certificate at the office or agency maintained for that purpose by the Trustee in the Borough of Manhattan, The City of New York.

         The Certificates do not represent an obligation of, or an interest in, the Seller, the Servicer or any of their respective affiliates. Under no circumstances shall Bankers Trust Company in its individual capacity be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under the Agreement or the Certificates. Each of the Agreement and this Certificate has been executed and delivered by Bankers Trust Company, not in its individual capacity but solely as trustee of the Trust. Each of the representations (other than the representations and warranties of the Trustee set forth in Section 9.14), undertakings and agreements made by Bankers Trust Company in the Agreement is made on the part of the Trust and intended not as a representation, undertaking or agreement by Bankers Trust Company in its individual capacity, but is made and intended for the purpose of binding only the Trust. The Certificates are limited in right of payment to certain collections and recoveries respecting the Receivables and the monies on deposit in the Reserve Fund, all as more specifically set forth in the Agreement. A copy of the Agreement may be examined during normal business hours at the principal office of the Trustee, and at such other places, if any, designated by the Trustee, by any Certificateholder upon request.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the parties thereto and the rights of the Certificateholders under the Agreement at any time by the Seller, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing not less than 51% of the Voting Interests of each Class of Certificates acting together as a single Class (but excluding for purposes of such calculation and action all Certificates held by the Seller, the Servicer or any of their affiliates). Any such consent by the Holder of this Class B Certificate shall be conclusive and binding on such Holder and on all future Holders of this Class B Certificate and of any Class B Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Class B Certificate. The Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Class B Certificate is registrable in the Certificate Register upon surrender of this Class B Certificate for registration of transfer at the offices or agencies maintained by the Trustee in its capacity as Certificate Registrar, or by any successor Certificate Registrar, in The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Class B Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee.

         No transfer of a Class B Certificate shall be made unless the Trustee shall have received a representation letter from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Trustee to the effect that:


                 (i) such transferee (A) is not an employee benefit plan or arrangement subject to Section 406 of ERISA or a plan subject to
         Section 4975 of the Code (a "Plan"), nor a person acting on behalf of a Plan nor using the assets of a Plan to effect such transfer, and (B) is not an insurance company purchasing a Class B Certificate with funds contained in an "insurance company general account" or an "insurance company separate account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) as to which there is a Plan with respect to which the amount of such general account's reserves and liabilities for the contracts held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTCE 95-60) or by the same employee organization exceed 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTCE 95-60) at the date of acquisition; or

                 (ii) such transferee is a Plan or a person acting on behalf of a Plan or using the assets of a Plan to effect such transfer or is an insurance company purchasing a Class B Certificate with funds contained in an insurance company general account or separate account, having attached thereto an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of either the Trustee or the Trust Fund, addressed to the Trustee, to the effect that the purchase or holding of such Class B Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee to any obligation in addition to those expressly undertaken in this Agreement or to any liability.

With respect to a Class B Certificate that is a Book-Entry Certificate, the representations contained in clause (i) above shall be deemed to have been made to the Trustee by the transferee's (including an initial acquiror's) acceptance of such Certificate or beneficial interest therein. Notwithstanding anything else to the contrary herein, any purported transfer of a Class B Certificate or beneficial interest therein to or on behalf of an employee benefit plan subject to ERISA or to the Code or a person acting on behalf of a Plan or using the assets of a Plan to effect such transfer or to an insurance company purchasing with funds from a general account or separate account not exempt pursuant to PTCE 95-60 without the delivery to the Trustee of an opinion of counsel satisfactory to the Trustee as described in clause (ii) above shall be void and of no effect.

         The Class B Certificates are issuable only as registered Certificates without coupons in denominations of $1,000 and integral multiples thereof (except for one Class B Certificate in a smaller minimum denomination representing any remaining portion of the Original Class B Certificate Balance). As provided in the Agreement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates of authorized denominations evidencing the same aggregate principal amount, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

         Prior to due presentation of this Class B Certificate for transfer, the Trustee, the Certificate Registrar and any of their respective agents may treat the Person in whose name this Class B Certificate is registered as the owner hereof for the purpose of receiving distributions and for all other purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Agreement or the maturity or liquidation of the last Receivable and the disposition of all property held as part of the Trust. The Seller or the Servicer, or any successor to the Servicer, may, at its option, purchase the corpus of the Trust at a price specified in the Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Certificates; however, such right of purchase is exercisable only on a Distribution Date following the last day of the month in which the Pool Balance is 10% or less of the Original Pool Balance.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Trustee, by manual signature, this Class B Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee, on behalf of the Trust and not in its individual capacity, has caused this Class B Certificate to be duly executed.

Dated: July 24, 1996                   TOYOTA AUTO RECEIVABLES 1996-A
                                        GRANTOR TRUST

                                       By: BANKERS TRUST COMPANY,
                                         not in its individual capacity
                                         but solely as Trustee



                                       By:
                                          --------------------------------
                                              Authorized Officer




         This is one of the Certificates referred to in the within-mentioned Agreement.

                                       BANKERS TRUST COMPANY,
                                       as Trustee



                                       By:
                                          --------------------------------
                                             Authorized Officer

                                   ASSIGNMENT


     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE


_________________________________________________________________
(Please print or typewrite name and address, including postal zip code, of assignee)

_________________________________________________________________
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


______________________________________________________ Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.


Dated:



                                                                          *
                                         ---------------------------------
                                          Signature Guaranteed:



                                                                          *
                                          --------------------------------




__________________________
* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                                                       EXHIBIT E
                          FORM OF CLASS C CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NO RESALE OR OTHER TRANSFER OF THIS CERTIFICATE MAY BE MADE UNLESS SUCH RESALE OR TRANSFER (A) IS MADE IN ACCORDANCE WITH SECTION
5.03 OF THE AGREEMENT REFERRED TO HEREIN AND (B) IS MADE (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (2) IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW, (3) TO THE SELLER OR (4) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE ACT. IN THE EVENT THAT A TRANSFER HEREOF IS TO BE MADE OUTSIDE OF THE PRIVATE OFFERINGS, RESALES AND TRADING THROUGH AUTOMATIC LINKAGES SYSTEM OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC., THE PROSPECTIVE TRANSFEREE WILL BE REQUIRED TO DELIVER AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE TRUSTEE AND THE SELLER TO THE EFFECT THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AND THE CLASS B CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE REPRESENTS TO THE SELLER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A PERSON ACTING ON BEHALF OF A PLAN OR USING THE ASSETS OF A PLAN TO EFFECT SUCH PURCHASE AND IS NOT AN INSURANCE COMPANY PURCHASING SUCH CERTIFICATE OR INTEREST FROM FUNDS IN A GENERAL ACCOUNT OR SEPARATE ACCOUNT (WITH CERTAIN LIMITATIONS) OR (2) DELIVERS AN OPINION OF COUNSEL, IN EACH CASE IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.03 OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE OR A PERSON ACTING ON BEHALF OF A PLAN OR USING THE ASSETS OF A PLAN TO EFFECT SUCH PURCHASE OR TO AN INSURANCE COMPANY FOR AMOUNTS IN A NON-EXEMPT INSURANCE COMPANY GENERAL ACCOUNT OR SEPARATE ACCOUNT WITHOUT

DELIVERING THE OPINION OF COUNSEL DESCRIBED ABOVE SHALL BE VOID AND OF NO
EFFECT.

                  TOYOTA AUTO RECEIVABLES 1996-A GRANTOR TRUST

                    7.35% ASSET BACKED CERTIFICATE, CLASS C

         evidencing a fractional undivided interest in the Trust, as defined below, the property of which includes a pool of retail installment sale contracts secured by the new and used automobiles and light duty trucks financed thereby and sold to the Trust by Toyota Motor Credit Receivables Corporation. The Final Scheduled Distribution Date is July 20, 2001.

         (This Certificate does not represent an interest in or obligation of Toyota Motor Credit Receivables Corporation, Toyota Motor Credit Corporation or any of their respective affiliates)

NUMBER R-C1                                                     CUSIP 892319 AD6
                                                                   $9,430,000.00

         THIS CERTIFIES THAT CEDE & CO. is the registered owner of a Nine Million FOUR HUNDRED THIRTY THOUSAND DOLLAR ($9,430,000.00) nonassessable, fully-paid, fractional undivided interest in the Toyota Auto Receivables 1996-A Grantor Trust (the "Trust") formed by Toyota Motor Credit Receivables Corporation, a California corporation (the "Seller"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of July 1, 1996 (the "Agreement") among the Seller, Toyota Motor Credit Corporation, as Servicer, and Bankers Trust Company, as trustee (the "Trustee"). A summary of certain of the pertinent provisions of the Agreement is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement.

         This Certificate is one of the duly authorized Certificates issued under the Agreement and designated as "Toyota Auto Receivables 1996-A Grantor Trust 7.35% Asset Backed Certificates, Class C" (the "Class C Certificates"). Also issued under the Agreement are Certificates designated as "Toyota Auto Receivables 1996-A Grantor Trust 6.30% Asset Backed Certificates, Class A" (the "Class A Certificates") and "Toyota Auto Receivables 1996-A Grantor Trust 6.50% Asset Backed Certificates, Class B" (the "Class B Certificates" and, together with the Class A Certificates and the Class C Certificates, the "Certificates"). The Class B Certificates and Class C Certificates are subordinated to the Class A Certificates, and the Class C Certificates are subordinated to the Class B Certificates, in each case to the extent described in the Agreement. The aggregate undivided interest in the Trust evidenced by all Class C Certificates is 1.2500400%. This Class C Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class C Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         The property of the Trust includes, among other things, a pool of retail installment sale contracts (the "Receivables") for the new and used automobiles and light duty trucks financed thereby (the "Financed Vehicles"), certain monies due under the Receivables on and after the Cutoff Date, security interests in the Financed Vehicles, certain bank accounts and the proceeds thereof, proceeds from claims on physical damage, credit life and disability insurance policies covering the Financed Vehicles, the Receivables or the related Obligors, an assignment of the Seller's rights under the Receivables Purchase Agreement and the right of the Seller to receive the proceeds of any Dealer Recourse relating to the Receivables.

         Under the Agreement, there will be distributed on the twentieth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each, a "Distribution Date"), commencing on August 20, 1996, to the Person in whose name this Class C Certificate is registered at the close of business on the last calendar day immediately preceding the related Distribution Date or, if Definitive Certificates are issued, the last day of the month immediately preceding the month of such distribution (each, a "Record Date"), such Class C Certificateholder's percentage interest in an amount equal to the Class C Distributable Amount for such Distribution Date actually distributed, together with any outstanding Class C Interest Carryover Shortfall and any outstanding Class C Principal Carryover Shortfall, all to the extent and as more specifically set forth in the Agreement.

         Distributions on this Class C Certificate will be made by the Trustee by check or money order mailed to the related Class C Certificateholder of record in the Certificate Register without the presentation or surrender of this Class C Certificate or the making of any notation hereon. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Class C Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Class C Certificate at the office or agency maintained for that purpose by the Trustee in the Borough of Manhattan, The City of New York.

         The Certificates do not represent an obligation of, or an interest in, the Seller, the Servicer or any of their respective affiliates. Under no circumstances shall Bankers Trust Company in its individual capacity be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under the Agreement or the Certificates. Each of the Agreement and this Certificate has been executed and delivered by Bankers Trust Company, not in its individual capacity but solely as trustee of the Trust. Each of the representations (other than the representations and warranties of the Trustee set forth in Section 9.14), undertakings and agreements made by Bankers Trust Company in the Agreement is made on the part of the Trust and intended not as a representation, undertaking or agreement by Bankers Trust Company in its individual capacity, but is made and intended for the purpose of binding only the Trust. The Certificates are limited in right of payment to certain collections and recoveries respecting the Receivables and the monies on deposit in the Reserve Fund, all as more specifically set forth in the Agreement. A copy of the Agreement may be examined during normal business hours at the principal office of the Trustee, and at such other places, if any, designated by the Trustee, by any Certificateholder upon request.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the parties thereto and the rights of the Certificateholders under the Agreement at any time by the Seller, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing not less than 51% of the Voting Interests of each Class of Certificates acting together as a single Class (but excluding for purposes of such calculation and action all Certificates held by the Seller, the Servicer or any of their affiliates). Any such consent by the Holder of this Class C Certificate shall be conclusive and binding on such Holder and on all future Holders of this Class C Certificate and of any Class C Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Class C Certificate. The Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Class C Certificate is registrable in the Certificate Register upon surrender of this Class C Certificate for registration of transfer at the offices or agencies maintained by the Trustee in its capacity as Certificate Registrar, or by any successor Certificate Registrar, in The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Class C Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee.

         No transfer of a Class C Certificate shall be made unless the Trustee shall have received a representation letter from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Trustee to the effect that:

                 (i) such transferee (A) is not an employee benefit plan or arrangement subject to Section 406 of ERISA or a plan subject to
         Section 4975 of the Code (a "Plan"), nor a person acting on behalf of a Plan nor using the assets of a Plan to effect such transfer, and (B) is not an insurance company purchasing a Class C Certificate with funds contained in an "insurance company general account" or an "insurance company separate account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) as to which there is a Plan with respect to which the amount of such general account's reserves and liabilities for the contracts held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTCE 95-60) or by the same employee organization exceed 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTCE 95-60) at the date of acquisition; or

                 (ii) such transferee is a Plan or a person acting on behalf of a Plan or using the assets of a Plan to effect such transfer or is an insurance company purchasing a Class C Certificate with funds contained in an insurance company general account OR separate account, having attached thereto an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of either the Trustee or the Trust Fund, addressed to the Trustee, to the effect that the purchase or holding of such Class C Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee to any obligation in addition to those expressly undertaken in this Agreement or to any liability.

With respect to a Class C Certificate that is a Book-Entry Certificate, the representations contained in clause (i) above shall be deemed to have been made to the Trustee by the transferee's (including an initial acquiror's) acceptance of such Certificate or beneficial interest therein. Notwithstanding anything else to the contrary herein, any purported transfer of a Class C Certificate or beneficial interest therein to or on behalf of an employee benefit plan subject to ERISA or to the Code or a person acting on behalf of a Plan or using the assets of a Plan to effect such transfer or to an insurance company purchasing with funds from a general account or separate account not exempt pursuant to PTCE 95-60 without the delivery to the Trustee of an opinion of counsel satisfactory to the Trustee as described in clause (ii) above shall be void and of no effect.

         The Class C Certificates are issuable only in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof (except for one Class C Certificate in a larger or smaller minimum denomination representing any remaining portion of the Original Class C Certificate Balance). As provided in the Agreement and subject to certain limitations therein set forth, Class C Certificates are exchangeable for new Class C Certificates of authorized denominations evidencing the same aggregate principal amount, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

         Prior to due presentation of this Class C Certificate for transfer, the Trustee, the Certificate Registrar and any of their respective agents may treat the Person in whose name this Class C Certificate is registered as the owner hereof for the purpose of receiving distributions and for all other purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Agreement or the maturity or liquidation of the last Receivable and the disposition of all property held as part of the Trust. The Seller or the Servicer, or any successor to the Servicer, may, at its option, purchase the corpus of the Trust at a price specified in the Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Certificates; however, such right of purchase is exercisable only on a Distribution Date following the last day of the month in which the Pool Balance is 10% or less of the Original Pool Balance.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Trustee, by manual signature, this Class C Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee, on behalf of the Trust and not in its individual capacity, has caused this Class C Certificate to be duly executed.

Dated: July 24, 1996                   TOYOTA AUTO RECEIVABLES 1996-A
                                        GRANTOR TRUST

                                       By: BANKERS TRUST COMPANY,
                                         not in its individual capacity
                                         but solely as Trustee



                                       By:
                                          --------------------------------
                                              Authorized Officer




         This is one of the Certificates referred to in the within-mentioned Agreement.

                                       BANKERS TRUST COMPANY,
                                       as Trustee



                                       By:
                                          --------------------------------
                                               Authorized Officer

                                   ASSIGNMENT


     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE


_________________________________________________________________
(Please print or typewrite name and address, including postal zip code, of assignee)

_________________________________________________________________
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


______________________________________________________ Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.


Dated:



                                         -------------------------------------
                                              Signature Guaranteed:



                                         -------------------------------------



__________________________
* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                                                       EXHIBIT F

                                    FORM OF
                             REPRESENTATION LETTER


                  Toyota Auto Receivables 1996-A Grantor Trust
                  __% Asset Backed Certificates, Class [B][C]


         I, [Name], hereby represent and warrant to Bankers Trust Company, as trustee (the "Trustee") of the above-named trust, as follows:

         1. I am [an officer of [Name of Transferee],] the proposed transferee ("Transferee") of an Ownership Interest in a Class [B][C] Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of July 1, 1996, relating to the above-referenced securities, each among Toyota Motor Credit Receivables Corporation, as seller (the "Seller"), Toyota Motor Credit Corporation, as servicer and the Trustee. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Agreement. [Transferee has authorized me to make the following representations and warranties on behalf of Transferee.]

         2. The Transferee agrees to require a Representation Letter substantially in the form of this Representation Letter from any Person to whom the Transferee attempts to Transfer its interest in the Certificate and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent. The Transferee will not Transfer its interest or cause any interest to be Transferred to any Person that the Transferee knows cannot truthfully complete such a Representation Letter.

         3.      CHECK APPROPRIATE BOX:

         [ ] The Transferee (A) is not an employee benefit plan or arrangement subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code (a "Plan"), nor a person acting on behalf of a Plan nor using the assets of a Plan to effect such transfer, and (B) is not an insurance company purchasing a Class [B][C] Certificate or beneficial interest therein with funds contained in an "insurance company general account" or an "insurance company separate account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) as to which there is a Plan with respect to which the amount of such general account's reserves and liabilities for the contracts held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTCE 95-60) or by the same employee organization exceed 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTCE 95-60) at the date of acquisition; or

         [ ] The Transferee is a Plan or a person acting on behalf of a Plan or using the assets of a Plan to effect such transfer or is an insurance company purchasing a Class [B][C] Certificate with funds contained in an insurance company general account or separate account, but has attached hereto an opinion of counsel addressed to the Trustee and the Seller to the effect that the purchase or holding of such Class [B][C] Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee to any obligation in addition to those expressly undertaken in the Agreement or to any liability.


         IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed this _____ day of __________________, 19_ .



                                       -----------------------------------
                                       Print Name of Transferee


                                       [By:
                                           -------------------------------
                                           Name:
                                           Title:]

                                                                       EXHIBIT G


                       FORM OF LETTER OF REPRESENTATIONS

                                   [Omitted]





                                      G-1